Filed Pursuant to Rule 497
                                                     Registration No. 333-184182


PROSPECTUS SUPPLEMENT
(TO PROSPECTUS DATED AUGUST 22, 2013)


                FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
                         UP TO 3,000,000 COMMON SHARES



      First Trust Senior Floating Rate Income Fund II (the "Fund") has entered into a sales agreement (as amended, the "sales agreement") with JonesTrading Institutional Services LLC ("JonesTrading") relating to the Fund's common shares of beneficial interest, par value $0.01 per share ("Common Shares"), offered by this prospectus supplement and the accompanying prospectus. In accordance with the terms of the sales agreement, the Fund may offer and sell up to 4,225,967 Common Shares from time to time through JonesTrading as our agent for the offer and sale of the Common Shares. As of August 19, 2013, the Fund has sold 1,225,967 Common Shares pursuant to the sales agreement.

      The Fund is a diversified, closed-end management investment company which commenced investment operations in May 2004. The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital.

      The Common Shares offered in this prospectus supplement will be, subject to notice of issuance, listed on the New York Stock Exchange under the trading or "ticker" symbol "FCT." The net asset value of the Fund's common shares on August 19, 2013 was $14.98 and the last sale price of the common shares on the New York Stock Exchange on such date was $15.99.

      Sales of the Common Shares, if any, under this prospectus supplement and the accompanying prospectus may be made in negotiated transactions or transactions that are deemed to be "at the market" as defined in Rule 415 under the Securities Act of 1933, as amended (the "1933 Act"), including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange.

      JonesTrading will be entitled to compensation of between 100 to 300 basis points of the gross sales price per share for any Common Shares sold under the sales agreement, with the exact amount of such compensation to be mutually agreed upon by the Fund and JonesTrading from time to time. In connection with the sale of the Common Shares on our behalf, JonesTrading may be deemed to be an "underwriter" within the meaning of the 1933 Act and the compensation of JonesTrading may be deemed to be underwriting commissions or discounts.

      INVESTING IN OUR SECURITIES INVOLVES CERTAIN RISKS. YOU COULD LOSE SOME OR ALL OF YOUR INVESTMENT. SEE "RISKS" BEGINNING ON PAGE S-7 OF THIS PROSPECTUS SUPPLEMENT AND PAGE 28 OF THE ACCOMPANYING PROSPECTUS. YOU SHOULD CONSIDER CAREFULLY THESE RISKS TOGETHER WITH ALL OF THE OTHER INFORMATION CONTAINED IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS BEFORE MAKING A DECISION TO PURCHASE OUR SECURITIES.

      NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS SUPPLEMENT OR THE ACCOMPANYING PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                 JonesTrading
                                Capital Markets

                  Prospectus Supplement dated August 22, 2013

      This prospectus supplement, together with the accompanying prospectus and the SAI (as defined below), sets forth concisely the information that you should know before investing. You should read the prospectus supplement and accompanying prospectus, which contains important information about the Fund, before deciding whether to invest in the Common Shares, and retain it for future reference. The Statement of Additional Information (the "SAI"), dated August 22, 2013, containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in its entirety into this prospectus supplement and the accompanying prospectus. This prospectus supplement, the accompanying prospectus and the SAI are part of a "shelf" registration statement on Form N-2 (the "Registration Statement") that the Fund filed with the SEC. This prospectus supplement describes the specific details regarding this offering, including the method of distribution. If information in this prospectus supplement is inconsistent with the accompanying prospectus or the SAI, you should rely on this prospectus supplement. You may request a free copy of the SAI, the table of contents of which is on page 51 of the prospectus, annual and semi-annual reports to shareholders, and other information about the Fund, and make shareholder inquiries by calling (800) 988-5891, by writing to the Fund or from the Fund's or the Advisor's (as defined herein) website (http://www.ftportfolios.com). Please note that the information contained in the Fund's or the Advisor's website, whether currently posted or posted in the future, is not part of this prospectus or the documents incorporated by reference in this prospectus supplement and the accompanying prospectus. You also may obtain a copy of the SAI (and other information regarding the Fund) from the SEC's website (http://www.sec.gov).

      The Fund's securities do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

             CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

      This prospectus supplement, the accompanying prospectus and the SAI, including documents incorporated by reference, contain "forward-looking statements." Forward-looking statements can be identified by the words "may," "will," "intend," "expect," "estimate," "continue," "plan," "anticipate," and similar terms and the negative of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund's actual results are the performance of the portfolio of securities held by the Fund, the conditions in the U.S. and international financial and other markets, the price at which the Fund's common shares will trade in the public markets and other factors discussed in the Fund's periodic filings with the SEC.

      Although the Fund believes that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those expressed or implied in our forward-looking statements. The Fund's future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the "Risks" sections of this prospectus supplement and the accompanying prospectus. You are cautioned not to place undue reliance on these forward-looking statements. All forward-looking statements contained or incorporated by reference in this prospectus supplement or the accompanying prospectus are made as of the date of this prospectus supplement or the accompanying prospectus, as the case may be. Except for the Fund's ongoing obligations under the federal securities laws, the Fund does not intend, and the Fund undertakes no obligation, to update any forward-looking statement. The forward-looking statements contained in this prospectus supplement, the accompanying prospectus and the SAI are excluded from the safe harbor protection provided by section 27A of the 1933 Act.

      Currently known risk factors that could cause actual results to differ materially from the Fund's expectations include, but are not limited to, the factors described in the "Risks" sections of this prospectus supplement and the accompanying prospectus. The Fund urges you to review carefully those sections for a more detailed discussion of the risks of an investment in our securities.

                             PROSPECTUS SUPPLEMENT


PROSPECTUS SUPPLEMENT SUMMARY................................................S-1
CAPITALIZATION...............................................................S-3
SUMMARY OF FUND EXPENSES.....................................................S-4
MARKET AND NET ASSET VALUE INFORMATION.......................................S-6
USE OF PROCEEDS..............................................................S-7
RISKS........................................................................S-7
PLAN OF DISTRIBUTION.........................................................S-7
LEGAL MATTERS................................................................S-8
EXPERTS......................................................................S-8
AVAILABLE INFORMATION........................................................S-8


                                   PROSPECTUS
PROSPECTUS SUMMARY...........................................................  1
SUMMARY OF FUND EXPENSES..................................................... 17
FINANCIAL HIGHLIGHTS......................................................... 18
MARKET AND NET ASSET VALUE INFORMATION....................................... 20
THE FUND..................................................................... 21
USE OF PROCEEDS.............................................................. 21
THE FUND'S INVESTMENTS....................................................... 21
USE OF LEVERAGE.............................................................. 25
RISKS........................................................................ 28
MANAGEMENT OF THE FUND....................................................... 37
NET ASSET VALUE.............................................................. 38
DISTRIBUTIONS................................................................ 40
DIVIDEND REINVESTMENT PLAN................................................... 40
PLAN OF DISTRIBUTION......................................................... 41
DESCRIPTION OF SHARES........................................................ 42
CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS................... 44
STRUCTURE OF THE FUND; COMMON SHARE REPURCHASES AND CHANGE IN FUND
   STRUCTURE................................................................. 46
TAX MATTERS.................................................................. 48
CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT.................................. 49
LEGAL OPINIONS............................................................... 50


      YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS IN MAKING YOUR INVESTMENT DECISION. THE FUND HAS NOT AUTHORIZED ANY PERSON TO PROVIDE YOU WITH DIFFERENT OR INCONSISTENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS DO NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. THE INFORMATION APPEARING IN THIS PROSPECTUS SUPPLEMENT AND IN THE ACCOMPANYING PROSPECTUS IS ACCURATE ONLY AS OF THE DATES ON THEIR COVERS OR THE DATES OF SUCH INFORMATION, AS APPLICABLE. THE FUND'S BUSINESS, FINANCIAL CONDITION AND PROSPECTS MAY HAVE CHANGED SINCE SUCH DATES.

                         PROSPECTUS SUPPLEMENT SUMMARY

   The following summary contains basic information about the Fund and its securities. It is not complete and may not contain all of the information you may want to consider. You should review the more detailed information contained in this prospectus supplement and in the accompanying prospectus and in the SAI, especially the information set forth under the heading "Risks" beginning on page S-7 of this prospectus supplement and page 28 of the accompanying prospectus.

THE FUND .............. First Trust Senior Floating Rate Income Fund II is a
                        diversified, closed-end management investment company which commenced operations in May 2004. The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues these objectives through investments in a portfolio of senior secured floating rate corporate loans ("Senior Loans"). Under normal market circumstances, the Fund invests at least 80% of its Managed Assets (as defined below) in a diversified portfolio of Senior Loans. The Fund commenced operations upon completion of its initial public offering of common shares in May 2004, raising approximately $438 million in equity after the payment of offering expenses. As of August 19, 2013, the Fund had 26,686,784 Common Shares outstanding and net assets attributable to Common Shares of approximately $399,896,267.

THE OFFERING .......... The Fund and First Trust Advisors L.P. ("First Trust
                        Advisors" or the "Advisor") entered into a sales agreement with JonesTrading Institutional Services LLC ("JonesTrading") relating to the Common Shares offered by this prospectus supplement and the accompanying prospectus. In accordance with the terms of the sales agreement, the Fund may offer and sell up to 4,225,967 Common Shares from time to time through JonesTrading as our agent for the offer and sale of the Common Shares. As of August 19, 2013, the Fund has sold 1,225,967 Common Shares pursuant to the sales agreement, resulting in proceeds (net of all fees, expenses and commissions) of $19,345,003.

                        The Fund's common shares are listed on the New York Stock Exchange under the symbol "FCT." As of August 19, 2013, the last reported sale price for the common shares was $15.99 and the net asset value per share of the common shares was $14.98.

                        Sales of the Common Shares, if any, under this prospectus supplement and the accompanying prospectus may be made in negotiated transactions or transactions that are deemed to be "at the market" as defined in Rule 415 under the 1933 Act, including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange. The Common Shares may not be sold through agents, underwriters or dealers without delivery or deemed delivery of a prospectus and a prospectus supplement describing the method and terms of the offering of our securities. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund may not sell any Common Shares at a price below the current net asset value of such Common Shares, exclusive of any distributing commission or discount, except with the consent of a majority of its common shareholders, or under certain other circumstances.

INVESTMENT ADVISOR .............. First Trust Advisors is the Fund's investment advisor and is responsible for the day-to-day management of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical and bookkeeping and other administrative services. The Advisor's Leveraged Finance Investment team is responsible for the day-to-day management of the Fund's portfolio.

                        First Trust Advisors, a registered investment advisor, is an Illinois limited partnership formed in 1991. First Trust Advisors serves as investment advisor or portfolio supervisor to investment portfolios with approximately $73 billion in assets which it managed or supervised as of July 31, 2013.

                        Pursuant to an investment management agreement between First Trust Advisors and the Fund, the Fund pays for the services and facilities provided by First Trust Advisors an annual management fee, payable on a monthly basis, equal to 0.75% of the Fund's Managed Assets. The Fund's "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's leverage), minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than debt representing leverage).

USE OF PROCEEDS ....... Unless otherwise specified in this prospectus supplement, the Fund currently intends to use net proceeds from the sale of the Common Shares in accordance with its investment objectives and policies, or to use such proceeds for other general corporate purposes. See "Use of Proceeds."

DISTRIBUTIONS ......... The Fund's present distribution policy, which may be changed at any time by the Fund's Board of Trustees ("Board of Trustees"), is to distribute monthly dividends of all or a portion of its net investment income to common shareholders (after the payment of interest and/or dividends in connection with leverage).

                        On August 20, 2013, the Board of Trustees approved a decrease in the Fund's regularly scheduled monthly distribution to $0.08 per share from $0.0875 per share. See "Distributions," beginning on page 40 of the accompanying prospectus.

                                 CAPITALIZATION

   The Fund may offer and sell up to 3,000,000 Common Shares (the amount remaining under the sales agreement as of the date hereof) from time to time through JonesTrading as the Fund's agent under this prospectus supplement and the accompanying prospectus. There is no guarantee that there will be any sales of the Common Shares pursuant to this prospectus supplement and the accompanying prospectus. The table below assumes that the Fund will sell 3,000,000 remaining Common Shares under the sales agreement, at a price of $15.99 per share (the last reported sale price per share of our Common Shares on the New York Stock Exchange on August 19, 2013). Actual sales of the Common Shares under this prospectus supplement and the accompanying prospectus may be greater or less than $15.99 per share, depending on the market price of the Common Shares at the time of any such sale. To the extent that the market price per share of the Fund's common shares on any given day is less than the net asset value per share on such day, the Fund will instruct JonesTrading not to make any sales on such day.

   The following table sets forth our capitalization at July 31, 2013:

      o     on a historical basis; and

      o on a pro forma as adjusted basis to reflect (1) the assumed sale of 3,000,000 Common Shares (the amount remaining under the sales agreement as of the date hereof) at $15.99 per share (the last reported sale price for the Common Shares on the New York Stock Exchange on August 19, 2013), in an offering under this prospectus supplement and the accompanying prospectus, after deducting the assumed commission of $479,700 (representing an estimated commission paid to JonesTrading of 1.00% of the gross sales price per share in connection with sales of common shares effected by JonesTrading in this offering) and offering expenses payable by the Fund of $175,000, (2) 32,097 Common Shares issued pursuant to the sales agreement since July 31, 2013 and (3) an assumed additional borrowing of $16.374 million under our credit facility.


                                                                  ACTUAL              AS ADJUSTED(1)
                                                            ------------------      ------------------
BORROWINGS                                                       $176,000,000            $192,374,000

SHAREHOLDERS' EQUITY
Common Shares, $0.01 par value per share, unlimited
   shares authorized, 26,654,687 shares outstanding
   (actual) and 29,686,784 shares outstanding (as
   adjusted)(1)                                                   501,836,981             549,152,281
Accumulated net investment income (loss)                              959,168                 959,168
Accumulated net realized gain (loss) on investments               (99,880,338)            (99,880,338)
Net unrealized appreciation (depreciation) of
   investments                                                     (1,358,279)             (1,358,279)
                                                            ------------------      ------------------
Net assets applicable to common shareholders                      401,557,532             448,872,832
                                                            ------------------      ------------------
TOTAL CAPITALIZATION                                             $577,557,532            $641,246,832
                                                            ==================      ==================

--------------------------------------------------------------------------------
(1) No Common Shares have been issued pursuant to the Fund's Dividend Reinvestment Plan since July 31, 2013.

                            SUMMARY OF FUND EXPENSES

      The following table and example contains information about the costs and expenses that common shareholders will bear directly or indirectly. In accordance with SEC requirements, the table below shows the Fund's expenses, including leverage costs, as a percentage of the Fund's net assets as of July 31, 2013, as adjusted. As of that date, the Fund had $176 million of leverage outstanding pursuant to its credit facility. Such leverage represents approximately 30% of managed assets as of July 31, 2013.

SHAREHOLDER TRANSACTION EXPENSES:

Sales Load (as a percentage of offering price)..................................................  1.00% (1)
Offering Expenses Borne by the Fund
   (as a percentage of offering price) (2)......................................................  0.10%
Dividend Reinvestment Plan Fees.................................................................   None (3)


                                                                                         PERCENTAGE OF NET ASSETS
                                                                                      ATTRIBUTABLE TO COMMON SHARES,
                                                                                  (ASSUMES 30.0% LEVERAGE IS OUTSTANDING)
                                                                                  =======================================
ANNUAL EXPENSES:
Management Fees (4).............................................................................  1.07%
Interest and Fees on Leverage (5)...............................................................  0.45%
Other Expenses..................................................................................  0.29%
Annual Expenses.................................................................................  1.81%
Fee and Expense Reimbursement...................................................................   --  %
                                                                                                  ----
Total Annual Expenses...........................................................................  1.81%
                                                                                                  =====

--------------------------------------------------------------------------------

(1) Represents the estimated commission with respect to the Common Shares being sold in this offering, which the Fund will pay to JonesTrading in connection with sales of Common Shares effected by JonesTrading in this offering. While JonesTrading is entitled to a commission of 1% to 3% of the gross sales price for Common Shares sold, with the exact amount to be agreed upon by the parties, the Fund has assumed, for purposes of this offering, that JonesTrading will receive a commission of 1% of such gross sales price. This is the only sales load to be paid in connection with this offering. There is no guarantee that there will be any sales of Common Shares pursuant to this prospectus supplement and the accompanying prospectus. Actual sales of Common Shares under this prospectus supplement and the accompanying prospectus, if any, may be less than as set forth in this table. In addition, the price per share of any such sale may be greater or less than the price set forth in this table, depending on the market price of the Common Shares at the time of any such sale.

(2)   The Fund will pay all offering costs other than the sales load.

(3) You will pay brokerage charges if you direct BNY Mellon Investment Servicing (US) Inc., as agent for the Common Shareholders Dividend Reinvestment Plan, to sell your Common Shares held in a dividend reinvestment account.

(4)   Represents the aggregate fee payable to the Advisor.

(5) Interest and fees on leverage in the table reflect the cost to the Fund of borrowings, expressed as a percentage of the Fund's net assets as of July 31, 2013, based on interest rates in effect as of July 31, 2013. The table assumes total borrowings of $192.374 million, which reflects leverage in an amount representing 30.0% of managed assets. The borrowings bear interest at variable rates.

      The purpose of the tables above and the example below is to help you understand all fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly. The expenses shown in the tables under "Other Expenses" and "Total Annual Expenses" are based on estimated amounts for the Fund's 12 months of operations after July 31, 2013 unless otherwise indicated and assumes that the Fund has not issued any additional common shares.

      The following examples illustrate the expenses that you would pay on a $1,000 investment in Common Shares, assuming: (i) total annual expenses before taxes of 1.81% of net assets attributable to Common Shares through year 10, (ii) a 5% annual return and (iii) all distributions are reinvested at net asset value:(1)

      1 YEAR            3 YEARS            5 YEARS            10 YEARS
        $29               $67                $107               $221

--------------------------------------------------------------------------------
(1) THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate, that all dividends and distributions are reinvested at net asset value and that the Fund is engaged in leverage of 30.0% of managed assets, assuming interest and fees on leverage of 0.45% and a sales load of 1.00% in year 1. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

                     MARKET AND NET ASSET VALUE INFORMATION

   The Fund's currently outstanding common shares are, and the Common Shares offered by this prospectus supplement and the accompanying prospectus, subject to notice of issuance, will be, listed on the New York Stock Exchange. The Fund's common shares commenced trading on the New York Stock Exchange on May 28, 2004.

   The Fund's common shares have traded both at a premium and at a discount in relation to net asset value. Shares of closed-end investment companies frequently trade at a discount from net asset value. The Fund's issuance of the Common Shares may have an adverse effect on prices in the secondary market for the Fund's common shares by increasing the number of common shares available, which may put downward pressure on the market price for the Fund's common shares. See "Risks--Market Discount From Net Asset Value," beginning on page 34 of the accompanying prospectus.

   The following table sets forth for each of the periods indicated the high and low closing market prices for common shares of the Fund on the New York Stock Exchange, the net asset value per share and the premium or discount to net asset value per share at which the Fund's common shares were trading. Net asset value is determined daily as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time). See "Net Asset Value" for information as to the determination of the Fund's net asset value.

                                                                                         PREMIUM/(DISCOUNT)
                                            MARKET PRICE(1)       NET ASSET VALUE(2)     TO NET ASSET VALUE(3)
QUARTER ENDED                                HIGH       LOW        HIGH       LOW            HIGH      LOW

March 31, 2010...........................   $13.16     $11.96     $14.25     $13.72        (7.65)%    (12.83)%

June 30, 2010............................   $13.69     $12.03     $14.32     $14.02        (4.40)%    (14.19)%

September 30, 2010.......................   $13.30     $12.30     $14.04     $13.74        (5.27)%    (10.48)%

December 30, 2010........................   $13.98     $13.10     $14.58     $14.24        (4.12)%     (8.01)%

March 31, 2011...........................   $14.95     $13.91     $14.75     $14.59         1.36%      (4.66)%

June 30, 2011............................   $15.57     $14.15     $14.76     $14.63         5.49%      (3.28)%

September 30, 2011.......................   $14.47     $12.25     $14.62     $13.47        (1.03)%     (9.06)%

December 31, 2011........................   $13.85     $12.71     $14.24     $13.41        (2.74)%     (5.22)%

March 31, 2012...........................   $15.00     $13.41     $14.67     $14.12         2.25%      (5.03)%

June 30, 2012............................   $14.97     $13.79     $14.61     $14.34         2.46%      (3.84)%

September 30, 2012.......................   $15.78     $14.35     $14.90     $14.57         5.91%      (1.51)%

December 31, 2012........................   $15.94     $14.55     $14.85     $14.85         7.34%      (2.02)%

March 31, 2013...........................   $16.76     $15.56     $15.07     $14.92        11.21%       4.29%

June 30, 2013............................   $16.47     $14.83     $15.20     $15.04         8.36%      (1.40)%

--------------------------------------------------------------------------------
(1)   Based on high and low closing market price for the respective quarter.

(2) Based on the net asset value calculated daily as of the close of regular trading on the NYSE (normally 4:00 p.m. eastern time).

(3)   Calculated based on the information presented.

      The last reported sale price, net asset value per share and percentage premium to net asset value per share of the common shares as of August 19, 2013 were $15.99, $14.98 and 6.74%, respectively. As of August 19, 2013, the Fund had 26,686,784 common shares outstanding and net assets of the Fund were $399,896,267.

      The following table provides information about the Fund's outstanding securities as of July 31, 2013:

                                                                                  AMOUNT HELD BY
                                                                    AMOUNT        THE FUND OR FOR     AMOUNT
      TITLE OF CLASS                                              AUTHORIZED        ITS ACCOUNT     OUTSTANDING
      Common shares............................................    Unlimited             0          26,654,687

                                USE OF PROCEEDS

   Unless otherwise specified in this prospectus supplement, the Fund currently intends to use net proceeds from the sale of the Common Shares in accordance with its investment objectives and policies, or use such proceeds for other general corporate purposes. Pending any such use, the proceeds may be invested in cash, cash equivalents or other securities.

                                     RISKS

   Investing in the Common Shares involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing in the Common Shares you should consider carefully the risk factors described in the accompanying prospectus beginning on page 28. Such factors could affect actual results and cause results to differ materially from those expressed or implied in any forward-looking statements made by the Fund or on the Fund's behalf. Additional risks and uncertainties not currently known to the Fund or that the Fund currently views as immaterial may also affect the Fund's business operations.

                              PLAN OF DISTRIBUTION

   Under the sales agreement among the Fund, First Trust Advisors and JonesTrading, upon written instructions from the Fund, JonesTrading will use its commercially reasonable efforts consistent with its sales and trading practices, to sell, as the Fund's agent, the Common Shares under the terms and subject to the conditions set forth in the sales agreement. JonesTrading's sales efforts will continue until the Fund instructs JonesTrading to suspend sales. The Fund will instruct JonesTrading as to the amount of Common Shares to be sold by JonesTrading. The Fund may instruct JonesTrading not to sell Common Shares if the sales cannot be effected at or above the price designated by the Fund in any instruction. The Fund or JonesTrading may suspend the offering of Common Shares upon proper notice and subject to other conditions.

   JonesTrading will provide written confirmation to the Fund not later than the opening of the trading day on the New York Stock Exchange following the trading day on which Common Shares are sold under the sales agreement. Each confirmation will include the number of shares sold on the preceding day, the net proceeds to the Fund and the compensation payable by the Fund to JonesTrading in connection with the sales.

   The Fund will pay JonesTrading commissions for its services in acting as agent in the sale of Common Shares. JonesTrading will be entitled to compensation of 100 to 300 basis points of the gross sales price per share of any Common Shares sold under the sales agreement, with the exact amount of such compensation to be mutually agreed upon by the Fund and JonesTrading from time to time. There is no guarantee that there will be any sales of the Common Shares pursuant to this prospectus supplement and the accompanying prospectus. Actual sales, if any, of the Common Shares under this prospectus supplement and the accompanying prospectus may be greater or less than the price set forth in this paragraph, depending on the market price of our Common Shares at the time of any such sale. Assuming 3,000,000 of the Common Shares offered hereby (the amount remaining under the sales agreement as of the date hereof) are sold at a market price of $15.99 per share (the last reported sale price for our Common Shares on the New York Stock Exchange on August 19, 2013), the Fund estimates that the total expenses for the offering, excluding compensation payable to JonesTrading under the terms of the sales agreement, would be approximately $175,000. This estimate is inclusive of up to $25,000 in reasonable fees and expenses of counsel for JonesTrading in connection with the commencement of the "at the market" offering.

   Settlement for sales of Common Shares will occur on the third trading day following the date on which such sales are made, or on some other date that is agreed upon by the Fund and JonesTrading in connection with a particular transaction, in return for payment of the net proceeds to the Fund. There is no arrangement for funds to be received in an escrow, trust or similar arrangement.

   In connection with the sale of the Common Shares on our behalf, JonesTrading may, and will with respect to sales effected in an "at the market" offering, be deemed to be an "underwriter" within the meaning of the 1933 Act, and the compensation of JonesTrading may be deemed to be underwriting commissions or discounts. The Fund and the Advisor have agreed to provide indemnification and contribution to JonesTrading against certain civil liabilities, including liabilities under the 1933 Act.

   The offering of the Common Shares pursuant to the sales agreement will terminate upon the earlier of (1) the sale of all Common Shares subject the sales agreement or (2) termination of the sales agreement. The sales agreement may be terminated by the Fund in its sole discretion at any time by giving notice to JonesTrading. In addition, JonesTrading may terminate the sales agreement under the circumstances specified in the sales agreement and in its sole discretion at any time following a period of 12 months from the date of the sales agreement by giving notice to us.

   The principal business address of JonesTrading is 780 Third Avenue, 3rd Floor, New York, New York 10017.

                                 LEGAL MATTERS

   Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Chapman and Cutler LLP, Chicago, Illinois. Chapman and Cutler LLP may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP.

                                    EXPERTS

   The financial statements and financial highlights in the accompanying SAI have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein and elsewhere in the Registration Statement. Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                             AVAILABLE INFORMATION

   The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the 1940 Act and is required to file reports, including annual and semi-annual reports, proxy statements and other information with the SEC. The Fund's most recent shareholder report filed with the SEC is for the period ended May 31, 2013 and the Fund's most recent quarterly schedule of portfolio holdings is for the period ended May 31, 2013. These documents are available on the SEC's IDEA system and can be inspected and copied for a fee at the SEC's public reference room, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additional information about the operation of the public reference room facilities may be obtained by calling the SEC at (202) 551-5850.

   This prospectus supplement and the accompanying prospectus do not contain all of the information in the Registration Statement, including amendments, exhibits, and schedules. Statements in this prospectus supplement and the accompanying prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by this reference.

   Additional information about the Fund can be found in the Registration Statement (including amendments, exhibits, and schedules). The SEC maintains a web site (http://www.sec.gov) that contains the Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

BASE PROSPECTUS

                FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
                         UP TO 10,134,100 COMMON SHARES

--------------------------------------------------------------------------------

   The Fund. First Trust Senior Floating Rate Income Fund II (the "Fund") is a diversified, closed-end management investment company which commenced operations in May, 2004.

   Investment Objectives and Policies. The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. There can be no assurance that the Fund will achieve its investment objectives.

   The Fund pursues these objectives through investment in a portfolio of senior secured floating rate corporate loans ("Senior Loans"). Under normal market circumstances, the Fund invests at least 80% of its Managed Assets (as defined below) in a diversified portfolio of Senior Loans. Senior Loans generally hold one of the most senior positions in the capital structure of a business entity (the "Borrower"), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Investment in Senior Loans involves credit risk and, during periods of generally declining credit quality, it may be particularly difficult for the Fund to achieve its secondary investment objective. Generally, at least 80% of the Fund's Managed Assets, including Senior Loans, will be invested in lower grade debt instruments. Lower grade debt instruments are commonly referred to as "high yield" or "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. As used in this prospectus, "Managed Assets" means the average daily gross asset value of the Fund (including assets attributable to the Fund's preferred shares of beneficial interest ("Preferred Shares"), if any, and the principal amount of commercial paper, notes, reverse repurchase agreements and other borrowings (collectively, "Borrowings")) minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any Borrowings). The Fund may not be appropriate for all investors. See "The Fund's Investments."

   The Fund's currently outstanding common shares are, and the common shares offered in this prospectus will be, subject to notice of issuance, listed on the New York Stock Exchange under the trading or "ticker" symbol "FCT." The net asset value of the Fund's common shares on July 31, 2013 was $15.07 per common share, and the last sale price of the common shares on the New York Stock Exchange on such date was $15.74.

   THE FUND'S COMMON SHARES DO NOT REPRESENT A DEPOSIT OR OBLIGATION OF, AND ARE NOT GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE "FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

   The Fund may offer, on an immediate, continuous or delayed basis, up to 10,134,100 of the Fund's common shares in one or more offerings. The Fund may offer its common shares in amounts, at prices and on terms set forth in a prospectus supplement to this prospectus. You should read this prospectus and the related prospectus supplement carefully before you decide to invest in any of the common shares.

   The Fund may offer the common shares directly to one or more purchasers, through agents that the Fund or the purchasers designate from time to time, or to or through underwriters or dealers. The prospectus supplement relating to the particular offering will identify any agents or underwriters involved in the sale of the common shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Fund and such agents or underwriters or among the underwriters or the basis upon which such amount may be calculated. For more information about the manner in which the Fund may offer the common shares, see "Plan of Distribution." The common shares may not be sold through agents, underwriters or dealers without delivery of a prospectus supplement.

   INVESTING IN COMMON SHARES INVOLVES CERTAIN RISKS. YOU COULD LOSE SOME OR ALL OF YOUR INVESTMENT. SEE "RISKS" BEGINNING ON PAGE 28.

   NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                               (continued on the following page)

   (continued from previous page)

   Investment Advisor. First Trust Advisors L.P. ("First Trust Advisors" or the "Advisor") is the Fund's investment advisor and is responsible for the day-to-day management of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical and bookkeeping and other administrative services. The Advisor's Leveraged Finance Investment Team is responsible for determining the Fund's overall investment strategy and overseeing its implementation. First Trust Advisors serves as investment advisor or portfolio supervisor to investment portfolios with approximately $73 billion in assets which it managed or supervised as of July 31, 2013. See "Management of the Fund" in this prospectus and "Investment Advisor" in the Fund's Statement of Additional Information (the "SAI").

   Use of Leverage. The Fund is currently engaged in leverage through the use of a revolving credit facility and may in the future also engage in the use of leverage through the issuance of Preferred Shares or through Borrowings. The Fund limits its use of leverage to an aggregate amount of up to 33-1/3% of the Fund's Managed Assets after such issuance and/or Borrowings. As of July 31, 2013, the Fund's aggregate leverage through Borrowings was approximately 30% of Managed Assets. The determination to use leverage is subject to the approval of the Fund's Board of Trustees ("Board of Trustees"). Through leveraging, the Fund seeks to obtain a higher return for the holders of common shares than if the Fund did not use leverage. Leverage is a speculative technique and investors should note that there are special risks and costs associated with the leveraging of the common shares. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See "Borrowings and Preferred Shares--Effects of Leverage," "Risks--Leverage Risk" and "Description of Shares."

   You should read this prospectus and any prospectus supplement, which contains important information about the Fund, before deciding whether to invest in the common shares, and retain it for future reference. This prospectus, together with any prospectus supplement, sets forth concisely the information about the Fund that a prospective investor ought to know before investing. The Statement of Additional Information (the "SAI"), dated August 22, 2013, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI, the table of contents of which is on page 51 of this prospectus, annual and semi-annual reports to shareholders, and other information about the Fund, and make shareholder inquiries by calling (800) 988-5891, by writing to the Fund or from the Fund's or the Advisor's website (http://www.ftportfolios.com). The information contained in the Fund's or the Advisor's website, whether currently posted or posted in the future, is not part of this prospectus or the documents incorporated by reference in this prospectus. You also may obtain a copy of the SAI (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).

   Shares of common stock of closed-end investment companies, like the Fund, frequently trade at discounts to their net asset values. If the Fund's common shares trade at a discount to net asset value, the risk of loss may increase for purchasers in any offering, especially for those investors who expect to sell their common shares in a relatively short period after purchasing shares in such offering. See "Risks--Market Discount From Net Asset Value."


                        Prospectus dated August 22, 2013

             CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

   This prospectus, any accompanying prospectus supplement and the SAI, including documents incorporated by reference, contain "forward-looking statements." Forward-looking statements can be identified by the words "may," "will," "intend," "expect," "estimate," "continue," "plan," "anticipate," and similar terms and the negative of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund's actual results are the performance of the portfolio of securities held by the Fund, the conditions in the U.S. and international financial and other markets, the price at which the Fund's common shares trade in the public markets and other factors discussed in the Fund's periodic filings with the Securities and Exchange Commission (the "SEC").

   Although we believe that the expectations expressed in these forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in these forward-looking statements. The Fund's future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the "Risks" section of this prospectus. All forward-looking statements contained or incorporated by reference in this prospectus or any accompanying prospectus supplement are made as of the date of this prospectus or the accompanying prospectus supplement, as the case may be. We do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the "Securities Act").

   Currently known risk factors that could cause actual results to differ materially from the Fund's expectations include, but are not limited to, the factors described in the "Risks" section of this prospectus. We urge you to review carefully that section for a more detailed discussion of the risks of an investment in the Fund's securities.

                               PROSPECTUS SUMMARY

   This summary highlights information contained elsewhere in this prospectus. This summary does not contain all of the information that you should consider before investing in the Fund's common shares. You should carefully read the entire prospectus, any related prospectus supplement and the SAI, including the documents incorporated by reference, particularly the section entitled "Risks" beginning on page 28.

THE FUND .............  First Trust Senior Floating Rate Income Fund II is a
                        diversified, closed-end management investment company which commenced operations in May, 2004. The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues its objectives by investing in a portfolio of senior secured floating rate corporate loans ("Senior Loans"). There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors. The Fund completed its initial public offering of common shares in May, 2004, raising approximately $438.4 million in equity after the payment of offering expenses. As of July 31, 2013, the Fund had 25,654,687 common shares outstanding and net assets applicable to common shares of $401,557,532. The common shares of beneficial interest offered by this prospectus are called "Common Shares" and the holders of Common Shares are called "Common Shareholders" in this prospectus. As used in this prospectus, unless the context requires otherwise, "common shares" refers to the Fund's common shares of beneficial interest currently outstanding as well as those Common Shares offered by this prospectus and the holders of common shares are called "common shareholders."

INVESTMENT ADVISOR ...  First Trust Advisors L.P. ("First Trust Advisors" or the
                        "Advisor") is the Fund's investment advisor and is responsible for the day-to-day management of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical and bookkeeping and other administrative services. The Advisor's Leveraged Finance Investment team is responsible for the day-to-day management of the Fund's portfolio.

                        First Trust Advisors, a registered investment advisor, is an Illinois limited partnership formed in 1991. It serves as investment advisor or portfolio supervisor to investment portfolios with approximately $73 billion in assets which it managed or supervised as of July 31, 2013.

THE OFFERING .........  The Fund may offer, on an immediate, continuous or delayed basis, up to 10,134,100 Common Shares on terms to be determined at the time of the offering. The Common Shares will be offered at prices and on terms to be set forth in one or more prospectus supplements to this prospectus. Offerings of the Common Shares will be subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act") which generally require that the public offering price of common shares of a closed-end investment company (exclusive of distribution commissions and discounts) must equal or exceed the net asset value per share of a company's common stock (calculated within 48 hours of pricing), absent shareholder approval or under certain other circumstances. See "Description of Shares."

                        The Fund may offer the Common Shares directly to one or more purchasers, through agents that the Fund or the purchasers designate from time to time, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of the Common Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Fund and such agents or underwriters or among underwriters or the basis upon which such amount may be calculated. See

                        "Plan of Distribution." The Common Shares may not be sold through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of the Common Shares.

USE OF PROCEEDS ......  Unless otherwise specified in a prospectus supplement, the Fund will use the net proceeds from the sale of the Common Shares primarily to invest in accordance with its investment objective and policies, or use such proceeds for other general corporate purposes.

DISTRIBUTIONS ........  The Fund's present distribution policy, which may be changed at any time by the Fund's Board of Trustees ("Board of Trustees"), is to distribute monthly all or a portion of its net investment income to common shareholders (after the payment of interest and/or dividends in connection with leverage). In addition, the Fund intends to distribute any net long-term capital gains to common shareholders as long-term capital gain dividends at least annually. Unless an election is made to receive dividends in cash, Common Shareholders will automatically have all dividends and distributions reinvested in Common Shares through the Fund's Dividend Reinvestment Plan. See "Dividend Reinvestment Plan."

                        If the Fund realizes a long-term capital gain, it will be required to allocate such gain between the common shares and the Preferred Shares, if any, issued by the Fund in proportion to the total dividends paid to each class of shares for the year in which the income is realized. See "Distributions."

INVESTMENT OBJECTIVES
AND POLICIES..........  The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund will attempt to preserve capital. The Fund pursues these objectives through investment in a portfolio of Senior Loans. There can be no assurance that the Fund will achieve its investment objectives. Investment in Senior Loans involves credit risk and, during periods of generally declining credit quality, it may be particularly difficult for the Fund to achieve its secondary investment objective. The Fund may not be appropriate for all investors. See "The Fund's Investments."

                        Under normal market conditions, the Fund invests at least 80% of its Managed Assets (as defined below) in a diversified portfolio of Senior Loans. This investment policy is a non-fundamental investment policy and, accordingly, may be changed by the Board of Trustees without the approval of the holders of a "majority of the outstanding voting securities" of the Fund provided that the holders of the voting securities of the Fund receive at least 60 days prior notice of any change. When used with respect to particular shares of the Fund, a "majority of the outstanding voting securities" means
                        (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. The portion of the Fund's assets invested in Senior Loans will vary from time to time consistent with the Fund's investment objectives, changes in market prices for Senior Loans, changes in interest rates and other economic and market factors.

                        Senior Loans generally hold one of the most senior positions in the capital structure of a business entity (the "Borrower"), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior Loans have rates of interest which are typically redetermined either monthly, quarterly or semiannually by reference to a base lending rate, plus a premium. This base lending rate is primarily the London Inter-Bank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") on the certificate of deposit rate or other base lending rate used by commercial lenders. As of July 31, 2013, over 93% of the Senior Loans in the Fund's portfolio were LIBOR-based. The Senior Loans held by the Fund typically will have a weighted average period until the next interest rate adjustment of approximately 90 days or less. As used in this prospectus, the weighted average period is the average time period in which the interest rates of the Senior Loans are adjusted pursuant to their terms, based on the weightings of each holding in the Fund's portfolio. In the experience of the Fund's portfolio managers, over the last 15 years, because of prepayments and refinancings, the average life of a typical Senior Loan has been approximately 24 to 36 months. The Senior Loans in which the Fund invests are primarily below investment grade instruments, commonly referred to as "high yield" securities or "junk bonds."

                        Under normal market conditions, the Fund may also invest up to 10% of its Managed Assets through purchasing revolving credit facilities, investment grade debtor-in-possession financing, unsecured loans, other floating rate debt securities, such as notes, bonds, and asset-backed securities (such as collateralized loan obligations ("CLOs")), investment grade loans and fixed income debt obligations of any maturity, and money market instruments, such as commercial paper. On April 9, 2012, the Fund approved changes to its investment strategy to also permit the purchase of publicly-traded high-yield debt securities, subject to the foregoing 10% limitation. None of the foregoing instruments are principal investments of the Fund's investment strategy. See "Additional Information About the Fund's Investments--Other Debt Securities and Related Risks" in the SAI for risks associated with such instruments.

                        The Fund may also invest up to 10% of its Managed Assets in securities of (i) firms that, at the time of acquisition, have defaulted on their debt obligations and/or filed for protection under Chapter 11 of the U.S. Bankruptcy Code or have entered into a voluntary reorganization in conjunction with their creditors and stakeholders in order to avoid a bankruptcy filing, or
                        (ii) firms prior to an event of default whose acute operating and/or financial problems have resulted in the markets valuing their respective securities and debt at sufficiently discounted prices so as to be yielding, should they not default, a significant premium over comparable duration U.S. Treasury bonds. Such investments in securities and debt of distressed issuers are hereinafter referred to as "Special Situation Investments." These investments are comprised of Senior Loans and, on limited occasions, equity and debt securities acquired in connection therewith.

                        The Fund may invest up to 15% of its Managed Assets in U.S. dollar-denominated foreign investments, exclusively in developed countries and territories of those countries, but in no case will the Fund invest in securities of issuers located in emerging markets.

                        It is anticipated that at least 80% of the Fund's Managed Assets will be invested in lower grade debt instruments, although from time to time all of the Fund's Managed Assets may be invested in such lower grade debt instruments. The Fund's investments in debt instruments may have fixed or variable principal payments and all types of interest rate and reset terms, including, but not limited to, fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. As of the date of this Prospectus, the Fund is primarily invested in LIBOR-based floating rate Senior Loans which pay interest at rates which are determined periodically at short-term intervals on the basis of an adjustable base lending rate, plus a premium. For more information on debt securities that feature other types of interest rate and reset terms in which the Fund may invest, see "Additional Information About the Fund's Investments--Other Debt Securities and Related Risks" in the SAI.

                        The Fund does not intend to purchase publicly-traded equity securities but may receive such securities as a result of a restructuring of the debt of the issuer or the reorganization of a Senior Loan or as part of a package of securities acquired together with the Senior Loans of an issuer.

                        "Managed Assets" means the average daily gross asset value of the Fund (including assets attributable to the Fund's Preferred Shares, if any, and the principal amount of borrowings) minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred or of commercial paper or notes issued by the Fund). For purposes of determining Managed Assets, the liquidation preference of any Preferred Shares is not treated as a liability. Percentage limitations described in this prospectus with respect to portfolio investments by the Fund (as opposed to the use of leverage) are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of market value fluctuations of the Fund's portfolio, with the exception of any limitations on Borrowings or Preferred Shares it may issue.

                        Under normal market conditions, the Fund invests at least 80% of its Managed Assets in Senior Loans to meet its investment objectives. The Fund may invest the remainder of its assets in other investments and securities of various types. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year, cash equivalents, or may hold cash. During such periods, the Fund may not be able to achieve its investment objectives.

                        The Fund may enter into certain derivative transactions ("Strategic Transactions") to seek to manage the risks of the Fund's portfolio securities and certain of these Strategic Transactions may provide investment leverage to the Fund's portfolio. The Fund does not enter into Strategic Transactions as a principal part of its investment strategy. See "Risks--Leverage Risk" below and "Additional Information About the Fund's Investments--Strategic Transactions" in the SAI for more information about these techniques.

                        The Fund may also acquire equity securities as an incident to the purchase or ownership of a Senior Loan or in connection with a reorganization of a Borrower. Investments in equity securities incidental to investment in Senior Loans entail certain risks in addition to those associated with investments in Senior Loans. See "Additional Information About the Fund's Investments" in the SAI.

USE OF LEVERAGE ......  The Fund is currently engaged in leverage through the use of a revolving credit facility to seek to enhance the level of its current distributions to common shareholders and may in the future also leverage its assets through the use of repurchase agreements and through the issuance of Preferred Shares or commercial paper, notes and/or other Borrowings (each a "Leverage Instrument" and collectively the "Leverage Instruments") in an aggregate amount of up to 33-1/3% of the Fund's Managed Assets after such issuance and/or borrowing. Leverage creates a greater risk of loss, as well as potential for more gain, for the Common Shares than if leverage is not used. The Fund's leveraging strategy may not be successful. See "Risks--Leverage Risk." Investors should understand that Leverage Instruments have seniority over the Common Shares.

                        The Fund entered into a Revolving Credit and Security Agreement on July 13, 2012 (as amended, the "Credit Facility"), with Liberty Street Funding LLC, as conduit lender (the "Conduit Lender") and The Bank of Nova Scotia, as secondary lender and agent for the secured parties under the agreement, to be used as leverage for the Fund. The Credit Facility currently has an expiration date of July 11, 2014 and may be renewed annually. The Credit Facility provides for a secured line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (Borrowings cannot exceed 33-1/3% of the Fund's total assets). The total commitment under the Credit Facility is $190,000,000. At July 31, 2013, the amount outstanding was $176,000,000. The loans under the Credit Facility are funded by the Conduit Lender and bear interest for each settlement period at a rate per annum based on the commercial paper rate of the Conduit Lender. The high and low annual interest rates for the loans under the Credit Facility funded by the Conduit Lender from August 1, 2012 to July 31, 2013 were 0.245% and 0.208%, respectively, with a weighted average interest rate of 0.230%. The annual interest rate in effect for such loans at July 31, 2013 was 0.209%. The Fund also pays additional borrowing costs, which includes a utilization fee at a per annum rate of 0.35% of the daily average of the aggregate outstanding principal amount of the advances during the prior calendar month, and a commitment fee at a per annum rate of the product of (i) 0.35% of the daily average of the total commitment in effect (or if terminated, the aggregate outstanding principal amount of the advances funded or maintained) during the preceding calendar month and (ii) 1.02. See "Use of Leverage."

                        Preferred Shares, if issued, will generally pay dividends based on short-term rates, which will be reset frequently. So long as the rate of return, net of applicable Fund expenses, on the Fund's portfolio investments purchased with leverage exceeds the then current interest rate or dividend rate on the Leverage Instruments, the Fund will generate more return or income than will be needed to pay such dividends or interest payments. In this event, the excess will be available to pay higher dividends to common shareholders. When leverage is employed, the NAV and market prices of the common shares and the yield to common shareholders will be more volatile.

TAX MATTERS ..........  Distributions with respect to the Common Shares will constitute dividends to the extent of the Fund's current and accumulated earnings and profits, as calculated for U.S. federal income tax purposes. Such dividends generally will be taxable as ordinary income to common shareholders. Distributions of net capital gain that are designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of common shareholders receiving such distributions. In addition, distributions generally will not constitute "qualified dividends" for U.S. federal income tax purposes and thus will not be eligible for the lower tax rates on qualified dividends. See "Tax Matters."

LISTING ..............  The Fund's currently outstanding common shares are, and the Common Shares offered in this prospectus and any applicable prospectus supplement will be, subject to notice of issuance, listed on the New York Stock Exchange under the trading or "ticker" symbol "FCT." The net asset value of the Fund's common shares at the close of business on July 31, 2013 was $15.07 per common share, and the last sale price of the common shares on the New York Stock Exchange on such date was $15.74.

CUSTODIAN,
ADMINISTRATOR
AND TRANSFER AGENT....  BNY  Mellon Investment Servicing (US) Inc. serves as the
                        Fund's Administrator, Fund Accountant, Transfer Agent and Board Administrator in accordance with certain fee arrangements. The Bank of New York Mellon serves as the Fund's Custodian in accordance with certain fee arrangements.

CLOSED-END
STRUCTURE ............  Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

                        Shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from net asset value, but in some cases trade at a premium. See "Market and Net Asset Value Information." The market price may be affected by net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the shares, stability of dividends or distributions, trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the common shares of the Fund being greater than, less than or equal to, net asset value. The Board of Trustees has reviewed the structure of the Fund in light of its investment objective and policies and has determined that the closed-end structure is appropriate. As described in this prospectus, however, the Board of Trustees may review periodically the trading range and activity of the Fund's common shares with respect to their net asset value and may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the common shares at net asset value or the possible conversion of the Fund to an open-end investment company. There can be no assurance that the Board of Trustees will decide to undertake any of these actions or that, if undertaken, such actions would result in the common shares trading at a price equal to or close to net asset value per common share. In addition, as noted above, the Board of Trustees determined in connection with the initial offering of common shares of the Fund that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is highly unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company. See "Structure of the Fund; Common Share Repurchases and Change in Fund Structure."

SPECIAL RISK
CONSIDERATIONS .......  Risk is inherent in all investing. The following discussion summarizes the principal risks that you should consider before deciding whether to invest in the Fund. For additional information about the risks associated with investing in the Fund, see "Risks."

                        Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Advisor applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

                        Credit Risk. The Fund's net asset value and ability to pay dividends is dependent upon the performance of the Fund's Managed Assets. That performance, in turn, is subject to a number of risks, primarily the credit risk of the Fund's underlying assets. Credit risk is the risk of nonpayment of scheduled interest and/or principal payments. Credit risk also is the risk that one or more investments in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. The value of Senior Loans or other securities owned by the Fund is affected by the creditworthiness of the Borrowers/issuers and by general economic and specific industry conditions.

                        Senior Loans. In the event a Borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of the Senior Loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund's Common Shares. If the Fund acquires a Senior Loan from another Lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that Lender. See "The Fund's Investments--Additional Information Concerning Senior Loans."

                        Senior Loans generally involve less risk than unsecured or subordinated debt and equity instruments of the same issuer because the payment of principal and interest on Senior Loans is a contractual obligation of the issuer that, in most instances, takes precedence over the payment of dividends, or the return of capital, to the issuer's shareholders and payments to bond holders. The Fund generally invests in Senior Loans that are secured with specific collateral. However, the value of the collateral may not equal the Fund's investment when the Senior Loan is acquired or may decline below the principal amount of the Senior Loan subsequent to the Fund's investment. Also, to the extent that collateral consists of stock of the Borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the Senior Loan to be under-collateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.

                        In the event of the bankruptcy of a Borrower, the Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Senior Loan. Among the credit risks involved in a bankruptcy are assertions that the pledge of collateral to secure a Senior Loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating the Fund's rights to the collateral.

                        Illiquidity. Although the resale, or secondary market for Senior Loans is growing, it is currently limited. There is no organized exchange or board of trade on which Senior Loans are traded. Instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank resale market.

                        Senior Loans usually trade in large denominations (typically $1 million and higher) and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some or many of the Senior Loans in which the Fund invests will be relatively illiquid.

                        In addition, Senior Loans in which the Fund invests may require the consent of the Borrower and/or agent prior to sale or assignment. These consent requirements can delay or impede the Fund's ability to sell Senior Loans and can adversely affect the price that can be obtained. The Fund may have difficulty disposing of Senior Loans if it needs cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities. In addition, if the Fund purchases a relatively large assignment of a Senior Loan to generate extra income sometimes paid to large lenders, the limitations of the secondary market may inhibit the Fund from selling a portion of the Senior Loan and reducing its exposure to the Borrower when the Advisor deems it advisable to do so.

                        Risks Associated with Adverse Developments in the Credit Markets. The Fund's results of operations are materially affected by conditions in the markets for Senior Loans, as well as the broader financial markets and the economy generally. Beginning in 2007, significant adverse changes in financial market conditions resulted in a deleveraging of the entire global financial system and the forced sale of large quantities of financial assets. Concerns over economic recession, geopolitical issues, unemployment and the availability and cost of financing contributed to increased volatility and diminished expectations for the economy and markets. As a result of these conditions, many investors suffered severe losses in their portfolios and several major market participants failed or have been impaired, resulting in a significant contraction in market liquidity. This illiquidity negatively affected both the terms and availability of financing for Borrowers. Volatility and deterioration in the markets for Senior Loans as well as the broader financial markets may adversely affect the performance and market value of the Fund's portfolio. If these conditions exist, institutions from which the Fund seeks financing for the Fund's investments may tighten their lending standards or become insolvent, which could make it more difficult for the Fund to obtain financing on favorable terms or at all. Adverse developments in the broader loan market may adversely affect the value of the assets in which the Fund invests.

                        Investment and Market Risk. An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the portfolio owned by the Fund. The value of these investments, like other investments, may move up or down, sometimes rapidly and unpredictably. The value of the portfolio in which the Fund invests will affect the value of the Common Shares. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

                        Government Intervention Risk. The recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state and other governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate fixed income securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objectives. Federal, state and other governments, their regulatory agencies or self regulatory organizations may take actions that affect the regulation of the securities and debt instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to dispose of Senior Loans that are considered highly leveraged transactions or subject Senior Loans to increased regulatory scrutiny, financial institutions may determine to sell such Senior Loans. Such sales could result in prices that, in the opinion of the Advisor, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the Senior Loan may be adversely affected. The Advisor will monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objectives, but there can be no assurance that it will be successful in doing so.

                        Congress has enacted sweeping financial legislation, the Dodd-Frank Wall

                        Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act"), signed into law by President Obama on July 21, 2010, which addresses, among other areas, the operation of financial institutions. Many provisions of the Dodd-Frank Act will be implemented through regulatory rulemakings and similar processes over a period of time. The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict, and may be adverse. Practices and areas of operation subject to significant change based on the impact, direct or indirect, of the Dodd-Frank Act and follow-on regulation, may change in manners that are unforeseeable, with uncertain effects. For example, the Dodd-Frank Act established more stringent capital standards for banks and bank holding companies and will also result in new regulations affecting the lending, funding, trading and investment activities of banks and bank holding companies, which may affect the ability of banks to originate or sell Senior Loans and provide secondary market liquidity for Senior Loans. The Dodd-Frank Act also seeks to reform the asset-backed securitization market, including the CLO market, by requiring the retention by banking entities of a portion of the credit risk inherent in the pool of securitized assets and by imposing on such entities additional registration and disclosure requirements. These requirements may affect the ability of banking entities to issue new CLOs, which could further affect trading levels and liquidity of Senior Loans, as CLOs make up a substantial portion of Senior Loan market demand. In addition, direct and indirect changes from the Dodd-Frank Act and follow-on regulation may occur to a significant degree with regard to, among other areas, the trading and use of certain Strategic Transactions. See "Additional Information About the Fund's Investments--Strategic Transactions" in the SAI. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund.

                        The implementation of the Dodd-Frank Act could also adversely affect the Advisor and the Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny and the implementation of enhanced and new regulatory requirements may increase the Advisor's and the Fund's exposure to potential liabilities, and in particular liabilities arising from violating any such enhanced and/or new regulatory requirements. Increased regulatory oversight could also impose administrative burdens on the Advisor and the Fund, including, without limitation, responding to investigations and implementing new policies and procedures. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and the Advisor and the Fund may be affected by the new legislation and regulation in ways that are currently unforeseeable.

                        Potential Conflicts of Interest Risk. First Trust Advisors and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust Advisors advises other investment funds or accounts with the same or similar investment objectives and strategies as the Fund. As a result, First Trust Advisors and the Fund's portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund. First Trust Advisors and the Fund's portfolio managers may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit the Fund's ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purpose of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar transactions were not being executed concurrently for other accounts. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds, potentially resulting in a decrease in the market value of the security held by the Fund.

                        The portfolio managers may also engage in cross trades between funds and accounts, may select brokers or dealers to execute securities transactions based in part on brokerage and research services provided to First Trust Advisors which may not benefit all funds and accounts equally and may receive different amounts of financial or other benefits for managing different funds and accounts. Finally, First Trust Advisors or its affiliates may provide more services to some types of funds and accounts than others.

                        There is no guarantee that the policies and procedures adopted by First Trust Advisors and the Fund will be able to identify or mitigate the conflicts of interest that arise between the Fund and any other investment funds or accounts that First Trust Advisors may manage or advise from time to time. For further information on potential conflicts of interest, see "Investment Advisor" in the SAI.

                        In addition, while the Fund is using leverage, the amount of the fees paid to the Advisor for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on the Fund's Managed Assets, which include assets purchased with leverage. Therefore, the Advisor has a financial incentive to leverage the Fund, which may create a conflict of interest between the Advisor on the one hand and the common shareholders of the Fund on the other.

                        Valuation Difficulties. The Fund will value its Senior Loans daily. However, because the secondary market for Senior Loans is limited, it may be difficult to value some loans. Market quotations may not be readily available for some Senior Loans and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in valuation of Senior Loans than for securities with a secondary market, because there is less reliable objective data available. Interest Rate Risk. During normal market conditions, changes in market interest rates will affect the Fund in certain ways. The principal effect will be that the yield on the Fund's Common Shares will tend to rise or fall as market interest rates rise and fall. This is because Senior Loans, the majority of the assets in which the Fund invests, pay interest at rates which float in response to changes in market rates. However, because the rates of interest paid on the Senior Loans in which the Fund invests will have a weighted average period that is typically less than 90 days, changes in prevailing interest rates can be expected to cause some fluctuation in the Fund's Net Asset Value ("NAV"). Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund's NAV. See "Risks--Interest Rate Risk."

                        According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, may have routinely made artificially low submissions in the LIBOR rate setting process. In June 2012, one such financial institution was fined a significant amount by various financial regulators in connection with allegations of manipulation of LIBOR rates. Investigations of other financial institutions for similar actions in various countries are ongoing. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR, including the Senior Loans in which the Fund invests. Any future similar developments could, in turn, positively or negatively impact the value of such securities owned by the Fund. In addition, regulatory actions taken in response to these developments may result in changes to the manner in which LIBOR is determined. Uncertainty as to the nature of such potential changes, including the use of alternative interest rate setting procedures, may adversely affect the trading market for LIBOR-based instruments, including the Senior Loans in which the Fund invests.

                        Changes to Net Asset Value. The NAV of the Fund is expected to change in response to a variety of factors, primarily in response to changes in the creditworthiness of the Borrowers on the Senior Loans in which the Fund invests. Changes in market interest rates may also have a moderate impact on the Fund's NAV. Another factor which can affect the Fund's NAV is changes in the pricing obtained for the Fund's assets. See "Net Asset Value."

                        Lower Grade and Below Investment Grade Debt Risk. The Fund may invest up to 100% of its Managed Assets in lower grade debt securities, which may also be referred to as below investment grade debt securities. Below investment grade debt securities are rated below "Baa" by Moody's Investors Service, Inc. ("Moody's"), below "BBB" by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies ("S&P"), comparably rated by another nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined to be of comparable credit quality by the Advisor. Below investment grade debt instruments are commonly referred to as "high-yield" or "junk" bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high-yield securities or "junk bonds" tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:

                           o increased price sensitivity to changing interest rates and to a deteriorating economic environment;

                           o greater risk of loss due to default or declining credit quality;

                           o adverse company specific events more likely to render the issuer unable to make interest and/or principal payments; and

                           o negative perception of the high-yield market which may depress the price and liquidity of high-yield securities or "junk bonds."

                        The secondary market for high-yield securities or "junk bonds" may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high-yield securities or "junk bonds" than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high-yield securities or "junk bonds" could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these securities may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's NAV.

                        The Senior Loans in which the Fund invests are generally lower grade. These lower grade debt instruments may become the subject of bankruptcy proceedings or otherwise subsequently default as to the repayment of principal and/or payment of interest or be downgraded to ratings in the lower rating categories ("Ca" or lower by Moody's, "CC" or lower by S&P or comparably rated by another NRSRO). The value of these securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of lower grade debt instruments are not perceived to be as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments. These issuers are generally more vulnerable to financial setbacks and recession than more creditworthy issuers which may impair their ability to make interest and principal payments. As such, lower grade debt instruments may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher rated debt instruments. Unlike higher rated debt instruments, which tend to react mainly to fluctuations in the general level of interest rates, the market values of lower grade debt instruments tend to reflect to a greater extent individual developments of the issuer, although movements in the general direction of interest rates can be expected to impact the market value of lower grade debt instruments. In addition, lower grade debt instruments tend to be more sensitive to economic conditions. See "Risks--Credit Risk."

                        Investment decisions will be based largely on the credit analysis performed by the Advisor, and not on rating agency evaluation. This analysis may be difficult to perform. Information about a Senior Loan and its issuer generally is not in the public domain. Moreover, Senior Loans may not be rated by any NRSRO. Many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws.

                        Generally, however, issuers are required to provide financial information to lenders and information may be available from other Senior Loan participants, agents or others that invest in, trade in, originate or administer Senior Loans.

                        Fixed-Income Securities Risk. In addition to the risks discussed above, debt securities, including high-yield securities or "junk bonds" such as the publicly-traded high-yield debt securities in which the Fund may invest, are subject to certain risks, including:

                            o Issuer/Credit Risk. The value of fixed-income
                              securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer's goods and services, and failure.

                            o Interest Rate Risk. Interest rate risk is the risk
                              that fixed-income securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below market yield, increase the security's duration and reduce the value of the security. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase. Market interest rates in the United States currently are near historically low levels. An increase in the interest payments on the Fund's Borrowings or dividends on any Preferred Shares relative to the interest it earns on its investment securities may adversely affect the Fund's performance.

                            o Reinvestment Risk. Reinvestment risk is the risk
                              that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund's portfolio's current earnings rate. A decline in income could affect the common shares' market price, level of distributions or the overall return of the Fund.

                            o Prepayment Risk. During periods of declining
                              interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

                        Foreign Securities Risk. The value of foreign investments is affected by changes in foreign tax laws (including withholding tax), government policies (in this country or abroad) and relations between nations, and trading, settlement, custodial, and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile, and less subject to governmental supervision than markets in the United States. Foreign investments could also be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations. See "Additional Information About the Fund's Investments--Foreign Securities" in the SAI.

                        Special Situation Investments Risk. Investing in Special Situation Investments involves a far greater level of risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its "par" value. While offering a greater potential opportunity for capital appreciation, Special Situation Investments are highly speculative with respect to the issuer's ability to continue to make interest payments and/or to pay its principal obligations in full. Special Situation Investments can be very difficult to properly value, making them susceptible to a high degree of price volatility and rendering them less liquid than performing debt obligations. Those Special Situation Investments involved in a bankruptcy proceeding can be subject to a high degree of uncertainty with regard to both the timing and the amount of the ultimate settlement. Special Situation Investments include non-investment grade debtor-in-possession financing, sub-performing real estate loans and mortgages, privately placed senior, mezzanine, subordinated and junior debt, letters of credit, trade claims, convertible bonds, and preferred and common stocks. See "Additional Information About the Fund's Investments--Special Situation Investments" in the SAI.

                        Economic Sector Risk. Under normal market conditions, the Fund is 80% invested in Senior Loans. This may make the Fund more susceptible to adverse economic, political or regulatory events that affect the value of Senior Loans, and increase the potential for fluctuation in the net asset value of the Fund's Common Shares.

                        Market Discount From Net Asset Value. The Fund's common shares have been publicly traded since May 28, 2004 and have traded both at a premium and at a discount relative to net asset value. There is no assurance that any premium of the public offering price for the Common Shares over net asset value with respect to any offering hereunder will continue after such offering or that the common shares will not again trade at a discount. Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund's NAV could decrease as a result of its investment activities and may be greater for investors expecting to sell their Common Shares in a relatively short period following completion of this offering. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell Common Shares, whether investors will realize gains or losses upon the sale of the Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. Because the market price of the Common Shares will be determined by factors such as NAV, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for the Common Shares, stability of dividends or distributions, trading volume of the Common Shares, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above NAV or at, below or above the public offering price with respect to any offering hereunder. The Fund's issuance of the Common Shares may have an adverse effect on prices in the secondary market for the Fund's common shares by increasing the number of common shares available, which may put downward pressure on the market price for the Fund's common shares.

                        Leverage Risk. The Fund may borrow an amount up to 33-1/3% (or such other percentage as permitted by law) of its Managed Assets (including the amount borrowed) less all liabilities other than Borrowings. The Fund may also issue Preferred Shares in an amount up to 50% of the Fund's Managed Assets (including the proceeds from Leverage Instruments). Under normal circumstances, the Fund anticipates utilizing leverage in an amount up to 33-1/3% of the Fund's Managed Assets. The Fund currently leverages its assets through the use of the Credit Facility. The Fund may use leverage for investment purposes, to finance the repurchase of its Common Shares and to meet cash requirements. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the Common Shares' return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds does not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for Common Shareholders including:

                           o the likelihood of greater volatility of NAV and market price of the Common Shares than a comparable portfolio without leverage;

                           o the risk that fluctuations in interest rates on repurchase agreements, Borrowings and other short-term debt or in the dividend rates on any Preferred Shares that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares;

                           o the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; and

                           o when the Fund uses leverage, the investment advisory fee payable to the Advisor will be higher than if the Fund did not use leverage.

                        The Advisor, in its judgment, nevertheless may determine to continue to use leverage if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return.

                        In order to reduce the variability of leverage borrowing costs, the Fund may enter into interest rate swaps with the effect of fixing net borrowing costs for longer periods of time.

                        The value of the Fund's interest rate swaps could increase or decrease, with a corresponding impact on the NAV of the Fund. To the extent there is a decline in interest rates, the value of the interest rate swap could decrease, and could result in a decrease in the Fund's NAV. In addition, if the counterparty to an interest rate swap defaults, the Fund would be obligated to make the payments that it had intended to avoid. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap, which in turn would depend on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, a default could adversely affect the NAV of the Common Shares.

                        Strategic Transactions. The Fund may use various other investment management techniques that also involve certain risks and special considerations. These

                        Strategic Transactions may be entered into to seek to manage the risks of the Fund's portfolio securities, but may have the effect of limiting the gains from favorable market movements. Certain of these Strategic Transactions may provide investment leverage to the Fund's portfolio and result in many of the same risks of leverage to Common Shareholders as discussed above under "--Leverage Risk." The Fund does not enter into Strategic Transactions as a principal part of its investment strategy. See "Additional Information About the Fund's Investments--Strategic Transactions" in the SAI for more information about these techniques.

                        Portfolio Turnover Risk. The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. For the fiscal year ended May 31, 2013, portfolio turnover was approximately 125%. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the Fund's recognition of gains that will be taxable as ordinary income to the Fund. A high portfolio turnover may increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend for U.S. federal income tax purposes to the Fund's Common Shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. See "The Fund's Investments-- Investment Practices--Portfolio Turnover" and "Tax Matters."

                        Market Disruption Risk. Ongoing U.S. military action and related events throughout the world, as well as the continuing threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market and world economies and markets generally. The Fund cannot predict the effects of such events in the future on the U.S. and world economies, the value of the Common Shares or the NAV of the Fund.

                        Anti-Takeover Provisions. The Fund's Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares. See "Certain Provisions in the Declaration of Trust and By-Laws" and "Risks--Anti-Takeover Provisions."

                        Secondary Market for the Fund's Shares. The issuance of common shares through the Fund's Dividend Reinvestment Plan may have an adverse effect on the secondary market for the Fund's common shares. The increase in the number of outstanding common shares resulting from issuances pursuant to the Fund's Dividend Reinvestment Plan and the discount to the market price at which such common shares may be issued, may put downward pressure on the market price for the common shares. Common shares will not be issued pursuant to the Fund's Dividend Reinvestment Plan at any time when common shares are trading at a lower price than the Fund's NAV per common share. When the Fund's common shares are trading at a premium, the Fund may also issue common shares that may be sold through private transactions effected on the NYSE or through broker-dealers. The increase in the number of outstanding common shares resulting from these offerings may put downward pressure on the market price for common shares.

                            SUMMARY OF FUND EXPENSES

   The following table and example contains information about the costs and expenses that common shareholders will bear directly or indirectly. In accordance with Securities and Exchange Commission requirements, the table below shows the Fund's expenses as a percentage of the Fund's net assets as of May 31, 2013, and not as a percentage of gross assets or Managed Assets. By showing expenses as a percentage of net assets, expenses are not expressed as a percentage of all the assets the Fund invests. The table and example are based on the Fund's capital structure as of May 31, 2013. As of that date, the Fund had $174,000,000 of leverage outstanding pursuant to the Credit Facility. Such leverage represented 30.3% of Managed Assets as of May 31, 2013.

SHAREHOLDER TRANSACTION EXPENSES:
Sales Load (as a percentage of offering price) ................................................   -- %*
Offering Expenses Borne by the Fund (as a percentage of offering price)(1).....................   -- %*
Dividend Reinvestment Plan Fees................................................................  None(2)

                                                                                    PERCENTAGE OF NET ASSETS
                                                                                 ATTRIBUTABLE TO COMMON SHARES,
                                                                             (ASSUMES 30.3% LEVERAGE IS OUTSTANDING
                                                                             --------------------------------------
ANNUAL EXPENSES:
Management Fees(3)............................................................................   1.08%
Interest and Fees on Leverage(4)..............................................................   0.45%
Other Expenses................................................................................   0.26%
Total Annual Expenses.........................................................................   1.79%

--------------------------------------------------------------------------------
* The applicable prospectus supplement to be used in connection with any sales of Common Shares will set forth any applicable sales load and the estimated offering expenses borne by the Fund.

(1) The Fund will pay all offering costs other than sales load.

(2) You will pay brokerage charges if you direct BNY Mellon Investment Servicing (US) Inc., as agent for the Common Shareholders Dividend Reinvestment Plan, to sell your Common Shares held in a dividend reinvestment account.

(3) Represents the aggregate fee payable to the Advisor.

(4) Interest and fees on leverage in the table reflect the cost to the Fund of Borrowings, expressed as a percentage of the Fund's net assets as of May 31, 2013, based on interest rates and fees in effect as of May 31, 2013. The table assumes total Borrowings of $174 million, which reflects leverage in an amount representing 30.3% of Managed Assets. The Borrowings bear interest at variable rates.

   The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly. The expenses shown in the table under "Other Expenses" and "Total Annual Expenses" are based on estimated amounts for the Fund's twelve months of operations after May 31, 2013 unless otherwise indicated and assumes that the Fund has not issued any additional common shares.

   EXAMPLE:

   The following examples illustrate the expenses that you would pay on a $1,000 investment in Common Shares, assuming: (i) total annual expenses of 1.79% of net assets attributable to Common Shares through year 10 and (ii) a 5% annual return and (iii) all distributions are reinvested at net asset value(1):

    1 YEAR             3 YEARS              5 YEARS               10 YEARS
      $18                $56                  $97                   $211

--------------------------------------------------------------------------------
(1) THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. This example assumes that the estimated "Other expenses" set forth in the Annual Expenses table are accurate, all dividends and distributions are reinvested at net asset value and that the Fund is engaged in leverage of 30.3% of Managed Assets, assuming interest and fees on leverage of 0.45%. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

                              FINANCIAL HIGHLIGHTS

   The information in the following tables for the years ended May 31, 2013 and each of the prior years then ended is derived from the Fund's financial statements audited by Deloitte & Touche LLP, whose report on certain of such financial statements is contained in the Fund's 2013 Annual Report. Such report is incorporated by reference into the Fund's SAI, which is available from the Fund upon request.

FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                            YEAR         YEAR           YEAR           YEAR         YEAR
                                                            ENDED        ENDED          ENDED          ENDED        ENDED
                                                          5/31/2013    5/31/2012    5/31/2011 (a)    5/31/2010    5/31/2009
                                                          ---------    ---------    -------------    ---------    ---------
Net asset value, beginning of period....................  $   14.49    $   14.76      $   13.96      $   11.79    $   16.42
                                                          ---------    ---------      ---------      ---------    ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)............................       1.01         0.91           0.73           0.47         0.87
Net realized and unrealized gain (loss).................       0.64        (0.31)          0.77           2.15        (4.63)
Distributions paid to AMP (b) Shareholders from:
Net investment income...................................         --           --             --          (0.02)       (0.09)
                                                          ---------    ---------      ---------      ---------    ---------
Total from investment operations........................       1.65         0.60           1.50           2.60        (3.85)
                                                          ---------    ---------      ---------      ---------    ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income...................................      (1.03)       (0.87)         (0.70)         (0.43)       (0.78)
                                                          ---------    ---------      ---------      ---------    ---------
Total distributions to Common Shareholders..............      (1.03)       (0.87)         (0.70)         (0.43)       (0.78)
                                                          ---------    ---------      ---------      ---------    ---------
Premium from shares sold in at the market offering......       0.03           --             --             --           --
                                                          ---------    ---------      ---------      ---------    ---------
Net asset value, end of period..........................  $   15.14    $   14.49      $   14.76      $   13.96    $   11.79
                                                          =========    =========      =========      =========    =========
Market value, end of period.............................  $   15.37    $   14.34      $   14.82      $   12.65    $   10.04
                                                          =========    =========      =========      =========    =========
TOTAL RETURN BASED ON NET ASSET VALUE (c)...............      11.92%       (4.45)%        11.19%         22.99%      (22.07)%
                                                          =========    =========      =========      =========    =========
TOTAL RETURN BASED ON MARKET VALUE (c)..................      14.80%       (2.95)%        23.20%         30.76%      (26.11)%
                                                          =========    =========      =========      =========    =========

-----------------------

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON SHAREHOLDERS:

Ratio of total expenses to average net assets...........       1.85%        1.88%          1.98%          2.42%        3.40%
Ratio of total expenses to average net assets excluding
     interest expense...................................       1.38%        1.33%          1.31%          1.39%        1.62%
Ratio of net investment income (loss) to average net
     assets.............................................       6.77%        6.38%          5.09%          3.49%        7.34%
Ratio of net investment income (loss) to average net
     assets net of AMP Shares dividends (d).............        N/A          N/A            N/A           3.37%        6.60%
SUPPLEMENTAL DATA:
Portfolio turnover rate.................................        125%          63%            95%            52%          15%
Net assets, end of period (in 000's)....................  $ 400,825    $ 367,172      $ 373,902      $ 353,106    $ 298,097
Ratio of total expenses to total average Managed
     Assets (e) ........................................       1.30%        1.31%          1.39%          1.77%        2.02%
Ratio of total expenses to total average Managed Assets
     excluding interest expense (e).....................       0.97%         0.93%         0.92%          1.01%        0.96%
PREFERRED SHARES AND LOAN OUTSTANDING:
Total AMP Shares outstanding (f)........................        N/A          N/A            N/A            N/A        3,200
Liquidation and market value per AMP share (g)..........        N/A          N/A            N/A            N/A       25,018
Asset coverage per share................................        N/A          N/A            N/A            N/A      118,155
(h)
Total loan outstanding (in 000's).......................  $ 174,000    $ 158,000      $ 160,000      $ 153,500    $  57,050
Asset coverage per $1,000 of indebtedness (i)...........  $   3,304    $   3,324      $   3,337      $   3,300    $   7,627

                                                       YEAR          YEAR          YEAR          YEAR          PERIOD
                                                       ENDED         ENDED         ENDED         ENDED         ENDED
                                                     5/31/2008     5/31/2007     5/31/2006     5/31/2005    5/31/2004(a)
                                                    -----------   -----------   -----------   -----------   -----------
 Net asset value, beginning of period               $     18.91   $     19.00   $     18.94   $     19.04    $    19.10(b)
                                                    -----------   -----------   -----------   -----------   -----------
Income from investment operations:
 Net investment income (loss)                              1.45          1.66          1.48          0.95         (0.00)(c)
 Net realized and unrealized gain (loss)                  (2.37)        (0.04)         0.04         (0.02)        (0.02)
 Distributions paid to AMP(d) Shareholders from:
   Net investment income                                  (0.20)        (0.21)        (0.16)        (0.07)           --
                                                    -----------   -----------   -----------   -----------   -----------
 Total from investment operations                         (1.12)         1.41          1.36          0.86         (0.02)
                                                    -----------   -----------   -----------   -----------   -----------
Distributions paid to Common Shareholders from:
   Net investment income                                  (1.37)        (1.50)        (1.28)       (0.91)            --
   Net realized gain                                         --            --         (0.02)           --            --
                                                    -----------   -----------   -----------   -----------   -----------
 Total distributions to Common Shareholders               (1.37)        (1.50)        (1.30)        (0.91)           --
                                                    -----------   -----------   -----------   -----------   -----------
 Dilutive impact from the offering of AMP Shares(e)          --            --            --         (0.05)           --
                                                    -----------   -----------   -----------   -----------   -----------
 Common Share offering costs charged to
   paid-in capital                                           --            --            --            --         (0.04)
                                                    -----------   -----------   -----------   -----------   -----------
 Net asset value, end of period                     $     16.42   $     18.91   $     19.00   $     18.94   $     19.04
                                                    ===========   ===========   ===========   ===========   ===========
 Market value, end of period                        $     14.76   $     18.81   $     17.61   $     17.89   $     20.01
                                                    ===========   ===========   ===========   ===========   ===========
 Total return based on net asset value (f) (g)            (5.19)%        8.04%         8.06%         4.38%        (0.31)%
                                                    ===========   ===========   ===========   ===========   ===========
 Total return based on market value (g) (h)              (14.32)%       15.95%         6.03%        (6.20)%        0.05%
                                                    ===========   ===========   ===========   ===========   ===========
----------------------------------
Ratios to average net assets available
    to Common Shareholders:
 Ratio of total expenses to average net assets            3.63%         3.55%         3.08%         2.02%         1.44%(i)
 Ratio of total expenses to average net assets
   excluding interest expense                             1.54%         1.45%         1.45%         1.30%         1.44%(i)
 Ratio of net investment income (loss) to
   average net assets                                     8.52%         8.80%         7.77%         5.01%        (0.76)%(i)
 Ratio of net investment income (loss) to
   average net assets net of AMP dividends (j)            7.34%         7.70%         6.93%         4.59%          N/A
Supplemental Data:
 Portfolio turnover rate                                    31%           78%           81%          115%            0%
 Net assets, end of period (in 000's)                $ 415,187     $ 478,169     $ 480,155     $ 478,785     $ 437,945
 Ratio of total expenses to total average
   Managed Assets (k)                                     2.22%         2.26%         1.97%         1.43%          N/A
 Ratio of total expenses to total average Managed
   Assets excluding interest expense (k)                  0.94%         0.92%         0.93%         0.92%         1.44%(i)
Preferred Shares:
 Total AMP Shares outstanding                            4,000         4,000         4,000         4,000           N/A
 Liquidation and market value per AMP share (l)      $  25,039     $  25,045     $  25,040     $  25,031           N/A
 Asset coverage per share                            $ 128,797(m)  $ 179,792(n)  $ 189,289(n)  $ 191,446(n)        N/A
 Loan outstanding (in 000's)                           175,000       141,000       177,000       187,000           N/A
 Asset coverage per $1,000 of loan outstanding (o)       3,944         5,100         4,278         4,095           N/A

----------------------------------
(a) Initial seed date of May 18, 2004. The Fund commenced operations on May 25, 2004.
(b)  Net of sales load of $0.90 per Common Share on initial offering.
(c)  Amount represents less than $0.01 per Common Share.
(d)  Auction Market Preferred ("AMP") Shares.
(e) The expenses associated with the offering of AMP Shares had a $(0.05) impact on the Common Share NAV.
(f) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share and does not reflect sales load.
(g)  Total return is not annualized for periods less than one year.
(h) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price.
(i)  Annualized
(j)  Ratio reflects the effect of distributions to AMP Shareholders.
(k) Managed Assets are calculated by taking the Fund's average daily gross asset value (which includes assets attributable to the Fund's AMP Shares, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding AMP Shares and accrued liabilities.
(l)  Includes accumulated and unpaid distributions to AMP Shareholders
(m) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the AMP Shares liquidation value), and dividing by the number of AMP Shares outstanding. If this methodology had been used historically, fiscal years 2005, 2006 and 2007 would have been $144,696, $145,039 and $144,542, respectively.
(n) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the AMP Shares liquidation value and the loan outstanding), and dividing by the number of AMP Shares outstanding.
(o) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the AMP Shares liquidation value and the loan outstanding), and dividing by the outstanding loan balance in 000's.

N/A Not applicable

                     MARKET AND NET ASSET VALUE INFORMATION

   The Fund's currently outstanding common shares are, and the Common Shares offered by this prospectus and the applicable prospectus supplement, subject to notice of issuance, will be, listed on the New York Stock Exchange. The Fund's common shares commenced trading on the New York Stock Exchange on May 28, 2004.

   The Fund's common shares have traded both at a premium and at a discount in relation to net asset value. Shares of closed-end investment companies frequently trade at a discount from net asset value. The Fund's issuance of the Common Shares may have an adverse effect on prices in the secondary market for the Fund's common shares by increasing the number of common shares available, which may put downward pressure on the market price for the Fund's common shares. See "Risks--Market Discount from Net Asset Value."

   The following table sets forth for each of the periods indicated the high and low closing market prices for common shares of the Fund on the New York Stock Exchange, the net asset value per share and the premium or discount to net asset value per share at which the Fund's common shares were trading. Net asset value is determined daily as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time). See "Net Asset Value" for information as to the determination of the Fund's net asset value.

                                                                                              PREMIUM/(DISCOUNT)
                                                MARKET PRICE(1)       NET ASSET VALUE(2)      TO NET ASSET VALUE(3)
QUARTER ENDED                                   HIGH       LOW         HIGH       LOW          HIGH         LOW

June 30, 2004(*)..............................  $20.08    $20.00      $19.04     $19.04        5.46%       5.04%
September 30, 2004............................  $20.20    $19.12      $19.10     $19.05        5.76%       0.37%
December 30, 2004.............................  $19.41    $18.00      $18.98     $19.11        2.27%      -5.81%
March 31, 2005................................  $19.29    $18.42      $19.14     $19.07        0.78%      -3.41%
June 30, 2005.................................  $18.76    $17.17      $19.09     $18.99       -1.73%      -9.58%
September 30, 2005............................  $17.98    $17.16      $19.06     $19.18       -5.67%     -10.53%
December 30, 2005.............................  $17.49    $16.55      $19.10     $18.90       -8.43%     -12.43%
March 31, 2006................................  $17.97    $16.84      $19.03     $18.88       -5.57%     -10.81%
June 30, 2006.................................  $17.93    $17.39      $19.00     $18.98       -5.63%      -8.38%
September 30, 2006............................  $17.95    $17.58      $18.87     $18.84       -4.88%      -6.69%
December 30, 2006.............................  $18.05    $17.64      $18.79     $18.73       -3.94%      -5.82%
March 31, 2007................................  $18.95    $17.99      $18.87     $18.72        0.42%      -3.90%
June 29, 2007.................................  $19.08    $18.43      $18.84     $18.84        1.27%      -2.18%
September 28, 2007............................  $18.69    $15.19      $18.65     $17.60        0.21%     -13.69%
December 31, 2007.............................  $16.29    $14.81      $17.82     $17.23       -8.59%     -14.05%
March 31, 2008................................  $15.45    $13.04      $17.18     $15.03      -10.07%     -13.24%
June 30, 2008.................................  $15.10    $13.65      $16.17     $15.35       -6.62%     -11.07%
September 30, 2008............................  $14.01    $10.04      $16.23     $14.30      -13.68%     -29.79%
December 31, 2008.............................  $10.63    $ 5.51      $13.83     $ 8.01      -23.14%     -31.21%
March 31, 2009................................  $ 8.61    $ 6.74      $ 9.59     $ 9.23      -10.22%     -26.98%
June 30, 2009.................................  $10.10    $ 7.99      $11.99     $ 9.69      -15.76%     -17.54%
September 30, 2009............................  $11.32    $ 9.78      $13.39     $12.49      -15.46%     -21.70%
December 31, 2009.............................  $11.90    $10.68      $13.71     $13.37      -13.20%     -20.12%
March 31, 2010................................  $13.16    $11.96      $14.25     $13.72       -7.65%     -12.83%
June 30, 2010.................................  $13.69    $12.03      $14.32     $14.02       -4.40%     -14.19%
September 30, 2010............................  $13.30    $12.30      $14.04     $13.74       -5.27%     -10.48%
December 30, 2010.............................  $13.98    $13.10      $14.58     $14.24       -4.12%      -8.01%
March 31, 2011................................  $14.95    $13.91      $14.75     $14.59        1.36%      -4.66%
June 30, 2011.................................  $15.57    $14.15      $14.76     $14.63        5.49%      -3.28%
September 30, 2011............................  $14.47    $12.25      $14.62     $13.47       -1.03%      -9.06%
December 31, 2011.............................  $13.85    $12.71      $14.24     $13.41       -2.74%      -5.22%
March 31, 2012................................  $15.00    $13.41      $14.67     $14.12        2.25%      -5.03%
June 30, 2012.................................  $14.97    $13.79      $14.61     $14.34        2.46%      -3.84%
September 30, 2012............................  $15.78    $14.35      $14.90     $14.57        5.91%      -1.51%
December 31, 2012.............................  $15.94    $14.55      $14.85     $14.85        7.34%      -2.02%
March 31, 2013................................  $16.76    $15.56      $15.07     $14.92       11.21%       4.29%
June 30, 2013.................................  $16.47    $14.83      $15.20     $15.04        8.36%      -1.40%

   The last reported sale price, net asset value per share and percentage premium to net asset value per share of the common shares as of July 31, 2013 were $15.74, $15.07 and 4.45%, respectively. As of July 31, 2013, the Fund had 26,654,687 common shares outstanding and net assets of the Fund were $401,557,532.

-------------------------------------------
(1) Based on high and low closing market price for the respective quarter.

(2) Based on the net asset value calculated on the day of the high and low closing market prices, as applicable, as of the close of regular trading on the NYSE (normally 4:00 p.m. eastern time).

(3) Calculated based on the information presented.

*   The Fund commenced operations on March 25, 2004.


                                    THE FUND

   The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized on March 25, 2004 as a Massachusetts business trust pursuant to a Declaration of Trust (the "Declaration of Trust"). On May 28, 2004, the Fund issued an aggregate of 23,000,000 common shares in its initial public offering. The Fund's currently outstanding common shares are, and the Common Shares offered in this prospectus and applicable prospectus supplement will be, listed on the New York Stock Exchange under the symbol "FCT." The Fund's principal office is located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Investment in the Fund involves certain risks and special considerations, including risks associated with the Fund's use of leverage. See "Risks."

   The following table provides information about the Fund's outstanding securities as of July 31, 2013:

                                                  AMOUNT HELD BY
                                    AMOUNT        THE FUND OR FOR     AMOUNT
  TITLE OF CLASS                  AUTHORIZED        ITS ACCOUNT     OUTSTANDING
  Common shares................    Unlimited             0          26,654,687

                                USE OF PROCEEDS

   Unless otherwise specified in a prospectus supplement, the Fund will invest the net proceeds from any sales of Common Shares in accordance with the Fund's investment objective and policies as stated below, or use such proceeds for other general corporate purposes. Pending any such use, the proceeds may be invested in cash, cash equivalents or other securities.

                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVES AND POLICIES

   The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund will attempt to preserve capital. The Fund pursues these objectives through investment in a portfolio of Senior Loans. Under normal market conditions, the Fund invests at least 80% of its Managed Assets in a diversified portfolio of Senior Loans. There can be no assurance that the Fund will achieve its investment objectives.

   Under normal market conditions, the Fund may also invest up to 10% of its Managed Assets through purchasing revolving credit facilities, investment grade debtor-in-possession financing, unsecured loans, other floating rate debt securities, such as notes, bonds, and asset-backed securities (such as collateralized loan obligations ("CLOs")), investment grade loans and fixed income debt obligations of any maturity, publicly-traded high-yield debt securities and money market instruments, such as commercial paper. None of the foregoing instruments are principal investments of the Fund's investment strategy. The Fund may also invest up to 15% of its Managed Assets in U.S. dollar-denominated foreign investments, exclusively in developed countries and territories of those countries, but in no case will the Fund invest in securities of issuers located in emerging markets.

   The Fund may invest up to 10% of its Managed Assets in securities of (i) firms that, at the time of acquisition, have defaulted on their debt obligations and/or filed for protection under Chapter 11 of the U.S. Bankruptcy Code or have entered into a voluntary reorganization in conjunction with their creditors and stakeholders in order to avoid a bankruptcy filing, or (ii) firms prior to an event of default whose acute operating and/or financial problems have resulted in the markets valuing their respective securities and debt at sufficiently discounted prices so as to be yielding, should they not default, a significant premium over comparable duration U.S. Treasury bonds. Such investments in securities and debt of distressed issuers are hereinafter referred to as "Special Situation Investments." These investments are comprised of Senior Loans and, on limited occasions, equity and debt securities acquired in connection therewith.

   It is anticipated that at least 80% of the Fund's Managed Assets will be invested in lower grade debt instruments, although from time to time all of the Fund's Managed Assets may be invested in such lower grade debt instruments. The Fund's investments in debt instruments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including, but not limited to, fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. As of the date of this Prospectus, the Fund is primarily invested in LIBOR-based floating rate Senior Loans which pay interest at rates which are determined periodically at short-term intervals on the basis of an adjustable base lending rate, plus a premium. For more information on debt securities that feature other types of interest rate and reset terms in which the Fund may invest, see "Additional Information About the Fund's Investments--Other Debt Securities and Related Risks" in the SAI.

   Corporate debt obligations, such as the Senior Loans, are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the Fund's NAV. There can be no assurance that the liquidation of collateral securing a Senior Loan or bond, if any, would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of a bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a corporate debt obligation. To the extent that a corporate debt obligation is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of a bankruptcy of such Borrower. Some corporate debt obligations, including Senior Loans, are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such corporate debt obligations to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders, including, in certain circumstances, invalidating such corporate debt obligations or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Fund's performance.

   The Fund may invest in corporate debt obligations which are not rated by an NRSRO, are not registered with the Securities and Exchange Commission or any state securities commission and are not listed on any national securities exchange. In evaluating the creditworthiness of corporate debt obligors, the Advisor will consider, and may rely in part on, analyses performed by others. Substantially all of the corporate debt obligations in which the Fund invests are lower grade debt instruments. Lower grade debt instruments are rated "Ba1" or lower by Moody's, "BB+" or lower by S&P or comparably rated by another NRSRO. In the event corporate debt obligations are not rated, they are likely to be the equivalent of lower grade quality. Debt instruments which are unsecured and lower grade are viewed by the NRSROs as having speculative characteristics and are commonly referred to as "junk bonds." A description of the ratings of corporate bonds by Moody's and S&P is included as Appendix A to the SAI. The Advisor does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.

   No active trading market may exist for some corporate debt obligations in which the Fund invests and some of those debt obligations may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the Fund's ability to realize full value and thus cause a material decline in the Fund's NAV.

   When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-rate obligations can be expected to decline. Although the Fund's NAV will vary, the Fund's management expects that investing a significant portion of the Fund's Managed Assets in Senior Loans will reduce fluctuations in NAV as a result of changes in market interest rates. However, because the rates of interest paid on the Senior Loans in which the Fund invests will have a weighted average period that is typically less than 90 days, changes in prevailing interest rates may cause some fluctuation in the

Fund's NAV. However, even if changes in the Fund's NAV resulting from changing interest rates are fully controlled through the nature of the Fund's investments, the Fund has traded and is expected in the future to trade at both a premium and a discount to NAV. Other economic factors (such as a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that can reduce liquidity) can also adversely impact the markets for debt obligations. Ratings downgrades of holdings or their issuers will generally reduce the value of such holdings.

   The Fund may enter into Strategic Transactions to seek to manage the risks of the Fund's portfolio securities and certain of these Strategic Transactions may provide investment leverage to the Fund's portfolio. The Fund does not enter into Strategic Transactions as a principal part of its investment strategy. See "Risks--Leverage Risk." The use of Strategic Transactions are highly specialized activities which involve investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected. See "Additional Information About the Fund's Investments--Strategic Transactions" in the SAI.

   The Fund may also acquire equity securities as an incident to the purchase or ownership of a Senior Loan or in connection with a reorganization of a Borrower. Investments in equity securities incidental to investment in Senior Loans entail certain risks in addition to those associated with investments in Senior Loans. See "Additional Information About the Fund's Investments" in the SAI.

SENIOR LOAN CHARACTERISTICS

   Senior Loans are loans that typically are made to business Borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases and to finance internal growth. Senior Loans generally hold one of the most senior positions in the capital structure of a Borrower and are usually secured by liens on the assets of the Borrowers, including tangible assets such as cash, accounts receivable, inventory, real estate, property, plant and equipment, common and/or preferred stock of subsidiaries and other companies, and intangible assets including trademarks, copyrights, patent rights, and franchise value. The Fund may also receive guarantees as a form of collateral.

   By virtue of their senior position and collateral, Senior Loans typically provide lenders with the first right to cash flows or proceeds from the sale of a Borrower's collateral if the Borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as, for example, employee salaries, employee pensions, and taxes). This means Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

   Senior Loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as LIBOR. For example, if LIBOR were 4.00% and the Borrower were paying a fixed spread of 3.00%, the total interest rate paid by the Borrower would be 7.00%. Base rates and, therefore, the total rates paid on Senior Loans float, i.e., they change as market rates of interest change. The fixed spread over the base rate on a Senior Loan typically does not change. As of July 31, 2013, over 93% of the Senior Loans in the Fund's portfolio were LIBOR-based.

   Although a base rate such as LIBOR can change every day, loan agreements for Senior Loans typically allow the Borrower the ability to choose how often the base rate for the loan will change. Such periods can range from one month to one year, with most Borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, Borrowers will tend to choose longer reset periods, and during periods of declining interest rates, Borrowers will tend to choose shorter reset periods.

   Senior Loans generally are arranged through private negotiations between a Borrower and several financial institutions represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents. Generally, however, only one such agent has primary responsibility for on-going administration of a Senior Loan. Agents are typically paid fees by the Borrower for their services. The agent is primarily responsible for negotiating the loan agreement which establishes the terms and conditions of the Senior Loan and the rights of the Borrower and the lenders. The agent is also responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral.

   Loan agreements may provide for the termination of the agent's agency status in the event that it fails to act as required under the relevant loan agreement, becomes insolvent, enters FDIC receivership, or if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor with respect to an assignment interpositioned between the Fund and the Borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person's or entity's bankruptcy estate. If, however, any such amount were included in such person's or entity's bankruptcy estate, the settlement of open contracts in Senior Loans could be subject to contest in bankruptcy proceedings, potentially causing the Fund to incur certain costs and delays in realizing payment.

   The Fund acquires Senior Loans from lenders such as banks, insurance companies, finance companies, other investment companies and private investment funds. The Fund may also acquire Senior Loans from U.S. branches of foreign banks that are regulated by the Federal Reserve System or appropriate state regulatory authorities.

   See "Net Asset Value" for information about the valuation of Senior Loans.

ADDITIONAL INFORMATION CONCERNING SENIOR LOANS

   The Fund's investments in Senior Loans may take one of several forms including: acting as one of the group of lenders originating a Senior Loan, purchasing an assignment of a portion of a Senior Loan from a third party, or acquiring a participation in a Senior Loan. When the Fund is a member of the originating syndicate for a Senior Loan, it may share in a fee paid to the syndicate. The Fund will act as lender, or purchase an assignment or participation, with respect to a Senior Loan only if the agent is determined by the Advisor to be creditworthy.

   Except for rating agency guidelines imposed on the Fund's portfolio while it has outstanding Preferred Shares, there is no minimum rating or other independent evaluation of a Borrower limiting the Fund's investments and most Senior Loans that the Fund may acquire, if rated, will be rated lower grade, meaning below investment grade quality. See "Risks--Credit Risk."

   Original Lender. When the Fund is one of the original lenders, it will have a direct contractual relationship with the Borrower and can enforce compliance by the Borrower with terms of the loan agreement. It also may have negotiated rights with respect to any funds acquired by other lenders through set-off. Original lenders also negotiate voting and consent rights under the loan agreement. Actions subject to lender vote or consent generally require the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount of, or increasing the time for payment of interest on, or repayment of principal of, a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all lenders affected.

   Assignments. When the Fund is a purchaser of an assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Assignments are, however, arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may be more limited than those held by the assigning lender.

   Participations. The Fund may also invest in participations in Senior Loans. The rights of the Fund when it acquires a participation are likely to be more limited than the rights of an original lender or an investor who acquired an assignment. Participation by the Fund in a lender's portion of a Senior Loan typically means that the Fund has a contractual relationship only with the lender, not with the Borrower. This means that the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of payments from the Borrower.

   With a participation, the Fund may have limited rights to enforce compliance by the Borrower with the terms of the loan agreement or any rights with respect to any funds acquired by other lenders through set-off against the Borrower. In addition, the Fund may not directly benefit from the collateral supporting the Senior Loan because it may be treated as a general creditor of the lender instead of the Borrower. As a result, the Fund may be subject to delays, expenses and risks that are greater than those that exist when the Fund is the original lender or holds an assignment. This means the Fund must assume the credit risk of both the Borrower and the lender selling the participation. The

Fund will consider a purchase of participations only in those situations where the Fund considers the participating lender to be creditworthy.

   In the event of a bankruptcy or insolvency of a Borrower, the obligation of the Borrower to repay the Senior Loan may be subject to certain defenses that can be asserted by such Borrower against the Fund as a result of improper conduct of the lender selling the participation. A participation in a Senior Loan will be deemed to be a Senior Loan for the purposes of the Fund's investment objectives and policies.

   Senior Loan Market. As of May 31, 2013, the approximate size of the U.S. Senior Loan market, as measured by the S&P/LSTA Leverage Loan Index, was U.S. $571.68 billion par amount outstanding. Year to date 2013 new issue volume was approximately $308.17 billion through May 31, 2013; compared to 2012 new issue volume, which totaled approximately $465.23 billion for the entirety of the year.

   Portfolio Turnover. The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. For the fiscal year ended May 31, 2013, the portfolio turnover rate was 125%. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when the Fund's investment strategy so dictates. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. See "Tax Matters."

OTHER DEBT SECURITIES

   Under normal market conditions, the Fund may invest up to 10% of its Managed Assets in revolving credit facilities, investment grade debtor-in-possession financing, unsecured loans, other floating rate debt securities (such as notes, bonds and asset-backed securities, such as CLOs), investment grade loans, fixed income debt obligations of any maturity and money market instruments (such as commercial paper). On April 9, 2012, the Fund approved changes to its investment strategy to also permit the purchase of publicly-traded high yield debt securities, subject to the foregoing 10% limitation. None of the foregoing instruments are principal investments of the Fund's investment strategy. See "Additional Information About the Fund's Investments--Other Debt Securities and Related Risks" in the SAI.

                                USE OF LEVERAGE

   The Fund is currently engaged in leverage through the use of a revolving credit facility to seek to enhance the level of its current distributions to common shareholders. The Fund may borrow (by use of commercial paper, notes, reverse repurchase agreements and/or other Borrowings) an amount up to 33-1/3% (or such other percentage to the extent permitted by the 1940 Act) of its Managed Assets (including the amount borrowed) less all liabilities other than Borrowings. The Fund may also issue Preferred Shares in an amount up to 50% of the Fund's Managed Assets (including the proceeds of the Preferred Shares and any Borrowings). As of July 31, 2013, the Fund utilized leverage in an amount equal to approximately 30% of the Fund's Managed Assets. Reverse repurchase agreements, commercial paper, notes or other Borrowings and Preferred Shares are each considered a "Leverage Instrument" and collectively, the "Leverage Instruments." Leverage Instruments have seniority in liquidation and distribution rights over the Fund's common shares. Any use of Leverage Instruments by the Fund will, however, be consistent with the provisions of the 1940 Act.

   The Fund entered into a Revolving Credit and Security Agreement on July 13, 2012 (as amended, the "Credit Facility"), with Liberty Street Funding LLC, as conduit lender (the "Conduit Lender") and The Bank of Nova Scotia, as secondary lender and agent for the secured parties under the agreement, to be used as leverage for the Fund. The Credit Facility currently has an expiration date of July 11, 2014 and may be renewed annually. The Credit Facility provides for a secured line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The total commitment under the Credit Facility is $190,000,000. At July 31, 2013, the amount outstanding was $176,000,000. The loans under the Credit Facility are funded by the Conduit Lender and bear interest for each settlement period at a rate per annum based on the commercial paper rate of the Conduit Lender. The high and low annual interest rates for the loans under the Credit Facility funded by the Conduit Lender from August 1, 2012 to July 31, 2013 were 0.245% and 0.208%, respectively, with a weighted average interest rate of 0.230%. The annual interest rate in effect for such loans at July 31, 2013 was 0.209%. The Fund also pays additional borrowing costs, which includes a utilization fee at a per annum rate of 0.35% of the daily average of the aggregate outstanding principal amount of the advances during the prior calendar month, and a commitment fee at a per annum rate of the product of (i) 0.35% of the daily average of the total commitment in effect (or if terminated, the aggregate outstanding principal amount of the advances funded or maintained) during the preceding calendar month and (ii) 1.02.

   The Fund, from time to time, engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral investments, including the risk of a possible decline in the value of the underlying investments during the period while the Fund seeks to assert its rights. The Advisor reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks. As of July 31, 2013, the Fund had no open repurchase agreements.

   Any Leverage Instruments would have complete priority upon distribution of the Fund's assets over common shares. The issuance of Leverage Instruments would leverage the common shares. Although the timing and other terms of the offering of Leverage Instruments and the terms of the Leverage Instruments would be determined by the Fund's Board of Trustees, the Fund expects to invest the proceeds derived from any Leverage Instrument offering in securities consistent with the Fund's investment objectives and policies. If Preferred Shares are issued, they would pay adjustable rate dividends based on shorter-term interest rates, which would be re-determined periodically by an auction process. The adjustment period for Preferred Share dividends could be as short as one day or as long as a year or more. So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the Leverage Instruments, after taking expenses into consideration, the leverage will cause common shareholders to receive a higher rate of income than if the Fund were not leveraged.

   Leverage creates risk for the common shareholders, including the likelihood of greater volatility of NAV and market price of the common shares, and the risk that fluctuations in interest rates on reverse repurchase agreements, Borrowings and other debt or in the dividend rates on any Preferred Shares may affect the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares. To the extent total return exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the total return derived from securities purchased with funds received from the use of leverage is less than the cost of leverage, the Fund's return will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced. In the latter case, the Advisor in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the Fund's common shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Fund anticipates that it will be able to invest the proceeds from leverage at a higher rate than the costs of leverage, which would enhance returns to common shareholders. The fees paid to the Advisor will be calculated on the basis of the Managed Assets including proceeds from reverse repurchase agreements and other Borrowings for leverage and the issuance of Preferred Shares. During periods in which the Fund is utilizing leverage, the investment advisory fee payable to the Advisor will be higher than if the Fund did not utilize a leveraged capital structure. The use of leverage creates risks and involves special considerations. See "Risks--Leverage Risk."

   The Fund's Declaration of Trust authorizes the Fund, without prior approval of the common shareholders, to borrow money. In this connection, the Fund may enter into reverse repurchase agreements, issue notes or other evidence of indebtedness (including bank Borrowings or commercial paper) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such Borrowings, must have an "asset coverage" of at least 300% (33-1/3% of Managed Assets after Borrowings). With respect to such Borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.

   The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the common shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to common shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund intends to repay the Borrowings. Any borrowing will likely be ranked senior or equal to all other existing and future Borrowings of the Fund.

   Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Advisor from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

   If Preferred Shares are issued, they would generally pay adjustable rate dividends based on shorter-term interest rates. The adjustment period for Preferred Shares dividends could be as short as one day or as long as a year or more. Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's Managed Assets is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value may not exceed 50% of the Fund's Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund's Managed Assets is at least 200% of such liquidation value. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the Preferred Shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the common shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the common shares could impair the Fund's ability to qualify as a regulated investment company under the Code. If the Fund has Preferred Shares outstanding, two of the Fund's trustees will be elected by the holders of Preferred Shares as a class. The remaining trustees of the Fund will be elected by holders of common shares and Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the trustees of the Fund.

   The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

EFFECTS OF LEVERAGE

   Assuming that the Leverage Instruments will represent approximately 30.3% of the Fund's Managed Assets and pay dividends or interest at an annual combined average rate of 1.02%, the income generated by the Fund's portfolio (net of estimated expenses) must exceed .31% in order to cover the dividend or interest payments specifically related to the Leverage Instruments. Of course, these numbers are merely estimates used for illustration. Actual dividend or interest rates on the Leverage Instruments will vary frequently and may be significantly higher or lower than the rate estimated above.

   The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund's portfolio) of (10%), (5%), 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See "Risks."

   The table further assumes leverage representing 30.3% of the Fund's Managed Assets, net of expenses, and the Fund's current annual interest and fee rate of 1.02%.

   Assumed Portfolio Total Return (Net of Expenses) ......   (10%)       (5%)        0%        5%       10%
   Common Share Total Return ..............................(14.79)%     (7.62)%  (0.45)%     6.72%     13.89%

   Common share total return is composed of two elements: the common share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends or interest on its Leverage Instruments) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the interest it receives on its debt security investments is entirely offset by losses in the value of those investments.

   While the Fund is using leverage, the amount of the fees paid to the Advisor for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on the Fund's Managed Assets, which include assets purchased with leverage. Therefore, the Advisor has a financial incentive to leverage the Fund, which may create a conflict of interest between the Advisor on the one hand and the common shareholders on the other. Because payments on any leverage would be paid by the Fund at a specified rate, only the Fund's common shareholders would bear the Fund's management fees and other expenses.

                                     RISKS
GENERAL

   Risk is inherent in all investing. The following discussion summarizes the principal risks that you should consider before deciding whether to invest in the Fund. For additional information about the risks associated with investing in the Fund, see "Additional Information About the Fund's Investments and Investment Risks" in the SAI.

MANAGEMENT RISK

   The Fund is subject to management risk because it is an actively managed portfolio. The Advisor applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

   Credit Risk. The Fund's net asset value and ability to pay dividends is dependent upon the performance of the Fund's Managed Assets. That performance, in turn, is subject to a number of risks, primarily the credit risk of the Fund's underlying assets. Credit risk is the risk of nonpayment of scheduled interest and/or principal payments. Credit risk also is the risk that one or more investments in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. The value of Senior Loans or other securities owned by the Fund is affected by the creditworthiness of the Borrowers/issuers and by general economic and specific industry conditions.

   Senior Loans. In the event a Borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of the Senior Loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund's Common Shares. If the Fund acquires a Senior Loan from another Lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that Lender. See "The Fund's Investments--Additional Information Concerning Senior Loans."

   Senior Loans generally involve less risk than unsecured or subordinated debt and equity instruments of the same issuer because the payment of principal and interest on Senior Loans is a contractual obligation of the issuer that, in most instances, takes precedence over the payment of dividends, or the return of capital, to the issuer's shareholders and payments to bond holders. The Fund generally invests in Senior Loans that are secured with specific collateral. However, the value of the collateral may not equal the Fund's investment when the Senior Loan is acquired or may decline below the principal amount of the Senior Loan subsequent to the Fund's investment. Also, to the extent that collateral consists of stock of the Borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the Senior Loan to be under-collateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.

   In the event of the bankruptcy of a Borrower, the Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Senior Loan. Among the credit risks involved in a bankruptcy are assertions that the pledge of collateral to secure a Senior Loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating the Fund's rights to the collateral.

   Because the Advisor may wish to invest in the publicly-traded securities of an obligor, the Fund may not have access to material non-public information regarding the obligor to which other investors have access.

   Illiquidity. Although the resale, or secondary market for Senior Loans is growing, it is currently limited. There is no organized exchange or board of trade on which Senior Loans are traded. Instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank resale market.

   Senior Loans usually trade in large denominations (typically $1 million and higher) and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some or many of the Senior Loans in which the Fund invests will be relatively illiquid.

   In addition, Senior Loans in which the Fund invests may require the consent of the Borrower and/or agent prior to sale or assignment. These consent requirements can delay or impede the Fund's ability to sell Senior Loans and can adversely affect the price that can be obtained. The Fund may have difficulty disposing of Senior Loans if it needs cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities. In addition, if the Fund purchases a relatively large assignment of a Senior Loan to generate extra income sometimes paid to large lenders, the limitations of the secondary market may inhibit the Fund from selling a portion of the Senior Loan and reducing its exposure to the Borrower when the Advisor deems it advisable to do so.

RISKS ASSOCIATED WITH ADVERSE DEVELOPMENTS IN THE CREDIT MARKETS

   The Fund's results of operations are materially affected by conditions in the markets for Senior Loans, as well as the broader financial markets and the economy generally. Beginning in 2007, significant adverse changes in financial market conditions resulted in a deleveraging of the entire global financial system and the forced sale of large quantities of financial assets. Concerns over economic recession, geopolitical issues, unemployment and the availability and cost of financing contributed to increased volatility and diminished expectations for the economy and markets. As a result of these conditions, many investors suffered severe losses in their portfolios and several major market participants failed or have been impaired, resulting in a significant contraction in market liquidity. This illiquidity negatively affected both the terms and availability of financing for Borrowers. Volatility and deterioration in the markets for Senior Loans as well as the broader financial markets may adversely affect the performance and market value of the Fund's portfolio. If these conditions exist, institutions from which the Fund seeks financing for the Fund's investments may tighten their lending standards or become insolvent, which could make it more difficult for the Fund to obtain financing on favorable terms or at all. Adverse developments in the broader loan market may adversely affect the value of the assets in which the Fund invests.

INVESTMENT AND MARKET RISK

   An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the portfolio owned by the Fund. The value of these investments, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the portfolio in which the Fund invests will affect the value of the Common Shares. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

GOVERNMENT INTERVENTION RISK

   The recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state and other governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate fixed income securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objectives. Federal, state and other governments, their regulatory agencies or self regulatory organizations may take actions that affect the regulation of the securities and debt instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to dispose of Senior Loans that are considered highly leveraged transactions or subject Senior Loans to increased regulatory scrutiny, financial institutions may determine to sell such Senior Loans. Such sales could result in prices that, in the opinion of the Advisor, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the Senior Loan may be adversely affected. The Advisor will monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objectives, but there can be no assurance that it will be successful in doing so.

   Congress has enacted sweeping financial legislation, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act"), signed into law by President Obama on July 21, 2010, which addresses, among other areas, the operation of financial institutions. Many provisions of the Dodd-Frank Act will be implemented through regulatory rulemakings and similar processes over a period of time. The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict, and may be adverse. Practices and areas of operation subject to significant change based on the impact, direct or indirect, of the Dodd-Frank Act and follow-on regulation, may change in manners that are unforeseeable, with uncertain effects. For example, the Dodd-Frank Act established more stringent capital standards for banks and bank holding companies and will also result in new regulations affecting the lending, funding, trading and investment activities of banks and bank holding companies, which may affect the ability of banks to originate or sell Senior Loans and provide secondary market liquidity for Senior Loans. The Dodd-Frank Act also seeks to reform the asset-backed securitization market, including the CLO market, by requiring the retention by banking entities of a portion of the credit risk inherent in the pool of securitized assets and by imposing on such entities additional registration and disclosure requirements. These requirements may affect the ability of banking entities to issue new CLOs, which could further affect trading levels and liquidity of Senior Loans, as CLOs make up a substantial portion of Senior Loan market demand. In addition, direct and indirect changes from the Dodd-Frank Act and follow-on regulation may occur to a significant degree with regard to, among other areas, the trading and use of certain Strategic Transactions. See "Additional Information About the Fund's Investments--Strategic Transactions" in the SAI. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund.

   The implementation of the Dodd-Frank Act could also adversely affect the Advisor and the Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny and the implementation of enhanced and new regulatory requirements may increase the Advisor's and the Fund's exposure to potential liabilities, and in particular liabilities arising from violating any such enhanced and/or new regulatory requirements. Increased regulatory oversight could also impose administrative burdens on the Advisor and the Fund, including, without limitation, responding to investigations and implementing new policies and procedures. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and the Advisor and the Fund may be affected by the new legislation and regulation in ways that are currently unforeseeable.

POTENTIAL CONFLICTS OF INTEREST RISK

   First Trust Advisors and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust Advisors advises other investment funds or accounts with the same or similar investment objectives and strategies as the Fund. As a result, First Trust Advisors and the Fund's portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund. First Trust Advisors and the Fund's portfolio managers may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit the Fund's ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purpose of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar transactions were not being executed concurrently for other accounts. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds, potentially resulting in a decrease in the market value of the security held by the Fund.

   The portfolio managers may also engage in cross trades between funds and accounts, may select brokers or dealers to execute securities transactions based in part on brokerage and research services provided to First Trust Advisors which may not benefit all funds and accounts equally and may receive different amounts of financial or other benefits for managing different funds and accounts. Finally, First Trust Advisors or its affiliates may provide more services to some types of funds and accounts than others.

   There is no guarantee that the policies and procedures adopted by First Trust Advisors and the Fund will be able to identify or mitigate the conflicts of interest that arise between the Fund and any other investment funds or accounts that First Trust Advisors may manage or advise from time to time. For further information on potential conflicts of interest, see "Investment Advisor" in the SAI.

   In addition, while the Fund is using leverage, the amount of the fees paid to the Advisor for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on the Fund's Managed Assets, which include assets purchased with leverage. Therefore, the Advisor has a financial incentive to leverage the Fund, which may create a conflict of interest between the Advisor on the one hand and the common shareholders of the Fund on the other.

VALUATION DIFFICULTIES

   The Fund will value its Senior Loans daily. However, because the secondary market for Senior Loans is limited, it may be difficult to value some loans. Market quotations may not be readily available for some Senior Loans and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in valuation of Senior Loans than for securities with a secondary market, because there is less reliable objective data available.

INTEREST RATE RISK

   During normal market conditions, changes in market interest rates will affect the Fund in certain ways. The principal effect will be that the yield on the Fund's Common Shares will tend to rise or fall as market interest rates rise and fall. This is because Senior Loans, the majority of the assets in which the Fund invests, pay interest at rates which float in response to changes in market rates. However, because the rates of interest paid on the Senior Loans in which the Fund invests will have a weighted average period that is typically less than 90 days, changes in prevailing interest rates can be expected to cause some fluctuation in the Fund's Net Asset Value ("NAV"). Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund's NAV. See "Risks--Interest Rate Risk."

   According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, may have routinely made artificially low submissions in the LIBOR rate setting process. In June 2012, one such financial institution was fined a significant amount by various financial regulators in connection with allegations of manipulation of LIBOR rates. Investigations of other financial institutions for similar actions in various countries are ongoing. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR, including the Senior Loans in which the Fund invests. Any future similar developments could, in turn, positively or negatively impact the value of such securities owned by the Fund. In addition, regulatory actions taken in response to these developments may result in changes to the manner in which LIBOR is determined. Uncertainty as to the nature of such potential changes, including the use of alternative interest rate setting procedures, may adversely affect the trading market for LIBOR-based instruments, including the Senior Loans in which the Fund invests.

CHANGES TO NET ASSET VALUE

   The NAV of the Fund is expected to change in response to a variety of factors, primarily in response to changes in the creditworthiness of the Borrowers on the Senior Loans in which the Fund invests. Changes in market interest rates may also have a moderate impact on the Fund's NAV. Another factor which can affect the Fund's NAV is changes in the pricing obtained for the Fund's assets. See "Net Asset Value."

LOWER GRADE AND BELOW INVESTMENT GRADE DEBT RISK

   The Fund may invest up to 100% of its Managed Assets in lower grade debt securities, which may also be referred to as below investment grade debt securities. Below investment grade debt securities are rated below "Baa" by Moody's, below "BBB" by S&P, comparably rated by another NRSRO or, if unrated, determined to be of comparable credit quality by the Advisor. Below investment grade debt instruments are commonly referred to as "high-yield" or "junk" bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high-yield securities or "junk bonds" tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:

      o increased price sensitivity to changing interest rates and to a deteriorating economic environment;

      o   greater risk of loss due to default or declining credit quality;

      o adverse company specific events more likely to render the issuer unable to make interest and/or principal payments; and

      o negative perception of the high-yield market which may depress the price and liquidity of high-yield securities or "junk bonds."

   The secondary market for high-yield securities or "junk bonds" may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high-yield securities or "junk bonds" than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high-yield securities or "junk bonds" could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these securities may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's NAV.

   The Senior Loans in which the Fund invests are generally lower grade. These lower grade debt instruments may become the subject of bankruptcy proceedings or otherwise subsequently default as to the repayment of principal and/or payment of interest or be downgraded to ratings in the lower rating categories ("Ca" or lower by Moody's, "CC" or lower by S&P or comparably rated by another NRSRO). The value of these securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of lower grade debt instruments are not perceived to be as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments. These issuers are generally more vulnerable to financial setbacks and recession than more creditworthy issuers which may impair their ability to make interest and principal payments. As such, lower grade debt instruments may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher rated debt instruments. Unlike higher rated debt instruments, which tend to react mainly to fluctuations in the general level of interest rates, the market values of lower grade debt instruments tend to reflect to a greater extent individual developments of the issuer, although movements in the general direction of interest rates can be expected to impact the market value of lower grade debt instruments. In addition, lower grade debt instruments tend to be more sensitive to economic conditions. See "Management Risk--Credit Risk."

   Investment decisions will be based largely on the credit analysis performed by the Advisor, and not on rating agency evaluation. This analysis may be difficult to perform. Information about a Senior Loan and its issuer generally is not in the public domain. Moreover, Senior Loans may not be rated by any NRSRO. Many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, issuers are required to provide financial information to lenders and information may be available from other Senior Loan participants, agents or others that invest in, trade in, originate or administer Senior Loans.

FIXED-INCOME SECURITIES RISK

   In addition to the risks discussed above, debt securities, including high-yield securities or "junk bonds" such as the publicly-traded high-yield debt securities in which the Fund may invest, are subject to certain risks, including:

      o Issuer/Credit Risk. The value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer's goods and services, and failure.

      o Interest Rate Risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below market yield, increase the security's duration and reduce the value of the security. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase. Market interest rates in the United States currently are near historically low levels. An increase in the interest payments on the Fund's Borrowings or dividends on any Preferred Shares relative to the interest it earns on its investment securities may adversely affect the Fund's performance.

      o Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund's portfolio's current earnings rate. A decline in income could affect the common shares' market price, level of distributions or the overall return of the Fund.

      o Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

FOREIGN SECURITIES RISK

   The value of foreign investments is affected by changes in foreign tax laws (including withholding tax), government policies (in this country or abroad) and relations between nations, and trading, settlement, custodial, and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile, and less subject to governmental supervision than markets in the United States. Foreign investments could also be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations. See "Additional Information About the Fund's Investments--Foreign Securities" in the SAI.

SPECIAL SITUATION INVESTMENTS RISK

   Investing in Special Situation Investments involves a far greater level of risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its "par" value. While offering a greater potential opportunity for capital appreciation, Special Situation Investments are highly speculative with respect to the issuer's ability to continue to make interest payments and/or to pay its principal obligations in full. Special Situation Investments can be very difficult to properly value, making them susceptible to a high degree of price volatility and rendering them less liquid than performing debt obligations. Those Special Situation Investments involved in a bankruptcy proceeding can be subject to a high degree of uncertainty with regard to both the timing and the amount of the ultimate settlement. Special Situation Investments include non-investment grade debtor-in-possession financing, sub-performing real estate loans and mortgages, privately placed senior, mezzanine, subordinated and junior debt, letters of credit, trade claims, convertible bonds, and preferred and common stocks. See "Additional Information About the Fund's Investments--Special Situation Investments" in the SAI.

ECONOMIC SECTOR RISK

   Under normal market conditions, the Fund is 80% invested in Senior Loans. This may make the Fund more susceptible to adverse economic, political or regulatory events that affect the value of Senior Loans, and increase the potential for fluctuation in the net asset value of the Fund's Common Shares.

MARKET DISCOUNT FROM NET ASSET VALUE

   The Fund's common shares have been publicly traded since May 28, 2004 and have traded both at a premium and at a discount relative to net asset value. There is no assurance that any premium of the public offering price for the Common Shares over net asset value with respect to any offering hereunder will continue after such offering or that the common shares will not again trade at a discount. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's NAV could decrease as a result of its investment activities and may be greater for investors expecting to sell their Common Shares in a relatively short period following completion of this offering. The NAV of the Common Shares will be reduced immediately following the offering as a result of the payment of certain offering costs. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell Common Shares, whether investors will realize gains or losses upon the sale of the Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. Because the market price of the Common Shares will be determined by factors such as net asset value, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for the Common Shares, stability of dividends or distributions, trading volume of the Common Shares, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above NAV or at, below or above the initial public offering price. The Fund's issuance of the Common

Shares may have an adverse effect on prices in the secondary market for the Fund's common shares by increasing the number of common shares available, which may put downward pressure on the market price for the Fund's common shares.

LEVERAGE RISK

   The Fund may borrow an amount up to 33-1/3% (or such other percentage as permitted by law) of its Managed Assets (including the amounts borrowed pursuant to reverse repurchase agreements) less all liabilities other than Borrowings. The Fund may also issue Preferred Shares in an amount up to 50% of the Fund's Managed Assets (including the proceeds from Leverage Instruments). Under normal circumstances, the Fund expects to utilize leverage in an amount up to 33-1/3% of the Fund's Managed Assets. The Fund currently leverages its assets through the use of the Credit Facility. Borrowings, repurchase agreement and the issuance of Preferred Shares are referred to in this prospectus collectively as "leverage." The Fund may leverage its assets for investment purposes, to finance the repurchase of its Common Shares, and to meet cash requirements. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the Common Shares' return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds does not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for Common Shareholders including:

      o the likelihood of greater volatility of NAV and market price of the Common Shares than a comparable portfolio without leverage;

      o the risk that fluctuations in interest rates on reverse repurchase agreements, Borrowings and short-term debt or in the dividend rates on any Preferred Shares that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares;

      o the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; and

      o when the Fund uses leverage, the investment advisory fee payable to the Advisor will be higher than if the Fund did not use leverage.

   The Advisor, in its judgment, nevertheless may determine to continue to use leverage if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return.

   The funds borrowed pursuant to a leverage borrowing program (such as a reverse repurchase agreement, credit line or commercial paper program), or obtained through the issuance of Preferred Shares, constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any Borrowings made by the Fund under a leverage borrowing program are senior to the rights of Common Shareholders and the holders of Preferred Shares, with respect to the payment of dividends or upon liquidation. The Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or Preferred Shares or purchase Common Shares or Preferred Shares, unless at the time thereof the Fund meets certain asset coverage requirements and no event of default exists under any leverage program. In addition, the Fund may not be permitted to pay dividends on Common Shares unless all dividends on the Preferred Shares and/or accrued interest on Borrowings have been paid, or set aside for payment. In an event of default under a leverage borrowing program, the lenders have the right to cause a liquidation of collateral (i.e., sell securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. Certain types of leverage may result in the Fund being subject to covenants relating to asset coverage and Fund composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the Preferred Shares or other leverage securities issued by the Fund. These guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed by the 1940 Act. The Advisor does not believe that these covenants or guidelines will impede it from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

   While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the Common Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to Common Shareholders relative to the circumstance if the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and Common Share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

STRATEGIC TRANSACTIONS

   The Fund may use various other investment management techniques that also involve certain risks and special considerations. These Strategic Transactions may be entered into to seek to manage the risks of the Fund's portfolio securities, but may have the effect of limiting the gains from favorable market movements. Certain of these Strategic Transactions may provide investment leverage to the Fund's portfolio and result in many of the same risks of leverage to Common Shareholders as discussed above under "--Leverage Risk." See "Additional Information About the Fund's Investments--Strategic Transactions" in the SAI for more information about these techniques.

PORTFOLIO TURNOVER RISK
   The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. For the fiscal year ended May 31, 2013, portfolio turnover was approximately 125%. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the Fund's recognition of gains that will be taxable as ordinary income to the Fund. A high portfolio turnover may increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend for U.S. federal tax income purposes to the Fund's Common Shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. See "The Fund's Investments--Investment Practices--Portfolio Turnover" and "Tax Matters."

MARKET DISRUPTION RISK

   Ongoing U.S. military action and related events throughout the world, as well as the continuing threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market and world economies and markets generally. The Fund cannot predict the effects of such events in the future on the U.S. and world economies, the value of the Common Shares or the NAV of the Fund.

ANTI-TAKEOVER PROVISIONS

   The Fund's Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares. See "Certain Provisions in the Declaration of Trust and By-Laws."

SECONDARY MARKET FOR THE FUND'S SHARES

   The issuance of common shares through the Fund's Dividend Reinvestment Plan may have an adverse effect on the secondary market for the Fund's common shares. The increase in the number of outstanding common shares resulting from issuances pursuant to the Fund's Dividend Reinvestment Plan and the discount to the market price at which such common shares may be issued, may put downward pressure on the market price for the common shares. Common shares will not be issued pursuant to the Fund's Dividend Reinvestment Plan at any time when common shares are trading at a lower price than the Fund's NAV per Common Share. When the Fund's common shares are trading at a premium, the Fund may also issue common shares that may be sold through private transactions effected on the NYSE or through broker-dealers. The increase in the number of outstanding common shares resulting from these offerings may put downward pressure on the market price for common shares.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

   The Board of Trustees is responsible for the general supervision of the duties performed by the Advisor. There are five trustees of the Fund, one of whom is an "interested person" (as defined in the 1940 Act) and four of whom are not "interested persons." The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

INVESTMENT ADVISOR

   First Trust Advisors, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment advisor to the Fund. First Trust Advisors serves as investment advisor or portfolio supervisor to investment portfolios with approximately $73 billion in assets which it managed or supervised as of July 31, 2013.

   First Trust Advisors is also responsible for the day-to-day management of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services.

   The First Trust Leveraged Finance Investment Team began managing Fund's portfolio on October 12, 2010. The experienced professionals comprising the First Trust Leveraged Finance Investment Team currently manage assets that total approximately $989 million as of July 31, 2013. The team's experience includes managing Senior Loans in both the U.S. and Europe, managing high-yield debt and corporate restructuring expertise. The team, led by William Housey and Scott D. Fries, has managed institutional separate accounts, commingled funds, structured products and retail funds.

   Mr. Housey joined First Trust in June 2010 as Senior Portfolio Manager and has 16 years of investment experience. Prior to joining First Trust, Mr. Housey was at Morgan Stanley/Van Kampen Funds, Inc. for 11 years and served as Executive Director and Co-Portfolio Manager. Mr. Housey has extensive experience in portfolio management of both leveraged and unleveraged credit products, including Senior Loans, high-yield bonds, credit derivatives and corporate restructurings. Mr. Housey received a BS in Finance from Eastern Illinois University and an MBA in Finance as well as Management and Strategy from Northwestern University's Kellogg School of Business. Mr. Housey holds the Chartered Financial Analyst designation.

   Mr. Fries joined First Trust in June 2010 as Portfolio Manager in the Leveraged Finance Investment Team and has 18 years of investment industry experience. Prior to joining First Trust, Mr. Fries spent 15 years and served as Co-Portfolio Manager of Institutional Separately Managed Accounts for Morgan Stanley/Van Kampen Funds, Inc. Mr. Fries received a BA in International Business from Illinois Wesleyan University and an MBA in Finance from DePaul University. Mr. Fries holds the Chartered Financial Analyst designation.

   First Trust Advisors, a registered investment advisor, is an Illinois limited partnership formed in 1991 and an investment advisor registered with the Securities and Exchange Commission under the Investment Advisors Act of 1940 (the "Advisers Act"). First Trust Advisors is a limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker-dealer services through their ownership interests in various entities.

   The Charger Corporation is an Illinois corporation that was previously controlled by the Robert Donald Van Kampen family. On August 24, 2010, members of the Robert Donald Van Kampen family entered into a stock purchase agreement with James A. Bowen, the President of the Advisor, to sell 100% of the common stock of The Charger Corporation to Mr. Bowen (who holds the interest through a limited liability company of which he is the sole member) (the "Advisor Transaction"). The Advisor Transaction was completed in accordance with its terms on October 12, 2010.

   Four Corners Capital Management, LLC ("Four Corners") served as the Fund's investment sub-advisor and managed the Fund's portfolio subject to First Trust Advisor's supervision until October 12, 2010. Effective October 12, 2010, the Leveraged Finance Investment Team of First Trust assumed the day-to-day responsibility for management of the Fund's portfolio. Additionally, effective October 12, 2010, the Fund's name was changed from First Trust/Four Corners Senior Floating Rate Income Fund II to "First Trust Senior Floating Rate Income Fund II."

   For additional information concerning First Trust Advisors, including a description of the services provided, see "Investment Advisor" in the SAI.

INVESTMENT MANAGEMENT AGREEMENT

   Pursuant to an investment management agreement between the Advisor and the Fund (the "Investment Management Agreement"), the Fund has agreed to pay a fee for the services and facilities provided by the Advisor at the annual rate of 0.75% of Managed Assets.

   For purposes of calculation of the management fee, the Fund's "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's Preferred Shares, if any, and the principal amount of Borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any Borrowings incurred, commercial paper or notes issued by the Fund).

   In addition to the management fee, the Fund pays all other costs and expenses of its operations, including the compensation of its trustees (other than those affiliated with the Advisor), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, rating agency fees, listing fees and expenses, expenses of the independent registered public accounting firm, expenses of repurchasing Common Shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

   Because the fee paid to the Advisor will be calculated on the basis of the Fund's Managed Assets, which include the proceeds of leverage, the dollar amount of the Advisor's fees will be higher (and the Advisor will be benefited to that extent) when leverage is utilized. In this regard, if the Fund uses leverage in the amount equal to 30.3% of the Fund's Managed Assets (after the issuance of leverage), the Fund's management fee would be 1.08% of net assets attributable to Common Shares. See "Summary of Fund Expenses."

   A discussion regarding the basis for approval by the Board of Trustees of the Fund's Investment Management Agreement with the Advisor will be available in the Fund's Annual Report to Shareholders for the year ended May 31, 2013.

                                NET ASSET VALUE

   The NAV of the Common Shares of the Fund is computed based upon the value of the Fund's portfolio securities and other assets. The NAV will be determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York City time) on each day the NYSE is open for trading. The Fund calculates NAV per Common Share by subtracting the Fund's liabilities (including accrued expenses, dividends payable and all Borrowings of the Fund) and the liquidation value of any outstanding Preferred Shares from the Fund's Managed Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Common Shares outstanding.

   The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. The Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third party pricing service.

   Common stocks and other securities listed on any national or foreign exchange (excluding the NASDAQ National Market ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")), are valued at the last sale price on the exchange on which they are principally traded. If there are no transactions on the valuation day, the securities are valued at the mean between the most recent bid and asked prices. Securities listed on the NASDAQ or the AIM are valued at the official closing price. If there is no official closing price on the valuation day, the securities are valued at the mean between the most recent bid and asked prices. Securities traded in the over-the-counter market are valued at their closing bid prices.

   Debt securities having a remaining maturity of sixty days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

   In the event that market quotations are not readily available, the pricing service does not provide a valuation, or the valuations received are deemed unreliable, the Fund's Board of Trustees has designated the Advisor to use a fair value method to value the Fund's securities. Additionally, if events occur after the close of the principal markets for certain securities (e.g., domestic debt securities and foreign securities) that could materially affect the Fund's NAV, First Trust may use a fair value method to value the Fund's securities. The use of fair value pricing is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. Fair valuation of a security is based on the consideration of all available information, including, but not limited to, the following:

      o   the fundamental business data relating to the issuer;

      o an evaluation of the forces which influence the market in which the securities of the issuer are purchased and sold;

      o   the type, size and cost of the security;

      o   the financial statements of the issuer;

      o the credit quality and cash flow of the issuer, based on the Advisor's external analysis; o the information as to any transactions in or offers for the security;

      o the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies;

      o   the coupon payments;

      o the quality, value and saleability of collateral, if any, securing the security;

      o the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;

      o the prospects for the issuer's industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry;

      o   the issuer's competitive position within the industry;

      o the issuer's ability to access additional liquidity through public and private markets; and

      o   other relevant factors.

                                 DISTRIBUTIONS

   The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to distribute to common shareholders monthly dividends of all or a portion of its net income after payment of dividends and interest in connection with leverage used by the Fund. The Fund expects that all or a portion of any capital gains will be distributed at least annually.

   Various factors will affect the level of the Fund's income, including the asset mix, the average maturity of the Fund's portfolio, the amount of leverage utilized by the Fund and the Fund's use of hedging. To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund's NAV and, correspondingly, distributions from undistributed income will decrease the Fund's NAV. Shareholders will automatically have all dividends and distributions reinvested in common shares issued by the Fund or purchased in the open market in accordance with the Fund's dividend reinvestment plan unless an election is made to receive cash. See "Dividend Reinvestment Plan."

                           DIVIDEND REINVESTMENT PLAN

   If your common shares are registered directly with the Fund or if you hold your common shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan, unless you elect to receive cash distributions, all dividends and distributions on your common shares will be automatically reinvested by the Plan Agent, BNY Mellon Investment Servicing (U.S.) Inc., in additional common shares under the Dividend Reinvestment Plan (the "Plan"). If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by BNY Mellon Investment Servicing (U.S.) Inc., as dividend paying agent.

   You are automatically enrolled in the Plan when you become a shareholder of the Fund. As a participant in the Plan, the number of common shares you will receive will be determined as follows:

   (1) If the common shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of
(i) net asset value per common share on that date or (ii) 95% of the market price on that date.

   (2) If common shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

   You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

   The Plan Agent maintains all shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all common shares you have received under the Plan.

   There is no brokerage charge for reinvestment of your dividends or distributions in common shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

   Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. See "Tax Matters."

   If you hold your common shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

   The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from BNY Mellon Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                              PLAN OF DISTRIBUTION

   The Fund may sell the Common Shares being offered under this prospectus in any one or more of the following ways:

     o   directly to purchasers;
     o   through agents;
     o   to or through underwriters; or
     o   through dealers.

   The Fund may distribute the Common Shares from time to time in one or more transactions at:

     o   a fixed price or prices, which may be changed;
     o   market prices prevailing at the time of sale;
     o   prices related to prevailing market prices; or
     o   negotiated prices.

   The Fund may directly solicit offers to purchase Common Shares, or the Fund may designate agents to solicit such offers. The Fund will, in a prospectus supplement relating to such offering, name any agent that could be viewed as an underwriter under the Securities Act and describe any commissions the Fund must pay. Any such agent will be acting on a best efforts basis for the period of its appointment or, if indicated in the applicable prospectus supplement or other offering materials, on a firm commitment basis. Agents, dealers and underwriters may be customers of, engage in transactions with, or perform services for the Fund in the ordinary course of business.

   If any underwriters or agents are utilized in the sale of Common Shares in respect of which this prospectus is delivered, the Fund will enter into an underwriting agreement or other agreement with them at the time of sale to them, and the Fund will set forth in the prospectus supplement relating to such offering their names and the terms of the Fund's agreement with them.

   If a dealer is utilized in the sale of Common Shares in respect of which this prospectus is delivered, the Fund will sell such Common Shares to the dealer, as principal. The dealer may then resell such Common Shares to the public at varying prices to be determined by such dealer at the time of resale.

   The Fund may engage in at-the-market offerings to or through a market maker or into an existing trading market, on an exchange or otherwise, in accordance with Rule 415(a)(4). An at-the-market offering may be through an underwriter or underwriters acting as principal or agent for the Fund.

   Agents, underwriters and dealers may be entitled under agreements which they may enter into with the Fund to indemnification by the Fund against certain civil liabilities, including liabilities under the Securities Act, and may be customers of, engage in transactions with or perform services for the Fund in the ordinary course of business.

   In order to facilitate the offering of the Common Shares, any underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the Common Shares or any other Common Shares the prices of which may be used to determine payments on the Common Shares. Specifically, any underwriters may over-allot in connection with the offering, creating a short position for their own accounts. In addition, to cover over-allotments or to stabilize the price of the Common Shares or of any such other Common Shares, the underwriters may bid for, and purchase, the Common Shares or any such other Common Shares in the open market. Finally, in any offering of the Common Shares through a syndicate of underwriters, the underwriting syndicate may reclaim selling concessions allowed to an underwriter or a dealer for distributing the Common Shares in the offering if the syndicate repurchases previously distributed Common Shares in transactions to cover syndicate short positions, in stabilization transactions or otherwise. Any of these activities may stabilize or maintain the market price of the Common Shares above independent market levels. Any such underwriters are not required to engage in these activities and may end any of these activities at any time.

   The Fund may enter into derivative transactions with third parties, or sell Common Shares not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell Common Shares covered by this prospectus and the applicable prospectus supplement or other offering materials, including in short sale transactions. If so, the third parties may use Common Shares pledged by the Fund or borrowed from the Fund or others to settle those sales or to close out any related open borrowings of stock, and may use Common Shares received from the Fund in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement or other offering materials (or a post-effective amendment).

   The Fund or one of the Fund's affiliates may loan or pledge Common Shares to a financial institution or other third party that in turn may sell the Common Shares using this prospectus. Such financial institution or third party may transfer its short position to investors in the Fund's Common Shares or in connection with a simultaneous offering of other Common Shares offered by this prospectus or otherwise.

   The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority will not be greater than eight percent of the initial gross proceeds from the sale of any security being sold.

   Any underwriter, agent or dealer utilized in the initial offering of Common Shares will not confirm sales to accounts over which it exercises discretionary authority without the prior specific written approval of its customer.

                             DESCRIPTION OF SHARES
COMMON SHARES

   The Declaration of Trust authorizes the issuance of an unlimited number of common shares. The Common Shares being offered in this offering have a par value of $0.01 per share and, subject to the rights of holders of Preferred Shares, if any, have equal rights to the payment of dividends and the distribution of assets upon liquidation. As of July 31, 2013, the Fund had 26,654,687 common shares outstanding. The Common Shares being offered by this prospectus will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust and By-Laws," non-assessable, and currently have no preemptive or conversion rights (except as may otherwise be determined by the Trustees in their sole discretion) or rights to cumulative voting.

   The Fund's currently outstanding common shares are, and the Common Shares offered in this prospectus will be, subject to notice of issuance, listed on the New York Stock Exchange under the trading or "ticker" symbol "FCT."

   Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that the common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors, and investors in the common shares should not view the Fund as a vehicle for trading purposes. See "Structure of the Fund; Common Share Repurchases and Change in Fund Structure."

PREFERRED SHARES

   The Declaration of Trust provides that the Fund's Board of Trustees may authorize and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. Common Shareholders have no preemptive right to purchase any Preferred Shares that might be issued.

   The Fund may elect to issue Preferred Shares as part of its leverage strategy. The Fund may issue Leverage Instruments, which may include Preferred Shares, representing up to 33-1/3% of the Fund's Managed Assets immediately after the Leverage Instruments are issued. The Board of Trustees also reserves the right to issue Preferred Shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares plus the principal amount of any outstanding leverage consisting of debt to 50% of the value of the Fund's Managed Assets less liabilities and indebtedness of the Fund (other than leverage consisting of debt). We cannot assure you, however, that any Preferred Shares will be issued. Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Trustees, subject to applicable law and the Declaration of Trust, it is likely that the Preferred Shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares will be similar to those stated below.

   Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund.

   Voting Rights. The 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of Common Shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Fund at any time two years' dividends on any Preferred Shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions in the Declaration of Trust and By-Laws." As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law or the Declaration of Trust, holders of Preferred Shares will have equal voting rights with Common Shareholders (one vote per share, unless otherwise required by the 1940 Act) and will vote together with Common Shareholders as a single class.

   The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

   Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of any Preferred Shares issued are expected to provide that (1) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Fund may tender for or purchase Preferred Shares and (3) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to the Common Shares, while any resale of shares by the Fund will increase that leverage.

   The discussion above describes the possible offering of Preferred Shares by the Fund. If the Board of Trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration of Trust. The Board of Trustees, without the approval of the Common Shareholders, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

DESCRIPTION OF BORROWINGS

   The Fund's Declaration of Trust authorizes the Fund, without prior approval of the common shareholders, to borrow money. In this connection, the Fund may use repurchase agreements or issue notes or other evidence of indebtedness (including bank Borrowings or commercial paper) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such Borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of Borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such Borrowings, must have an "asset coverage" of at least 300% (33-1/3% of Managed Assets after Borrowings). With respect to such Borrowing, asset coverage means the ratio which the value of the Managed Assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowing represented by senior securities issued by the Fund.

   The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the common shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to common shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that the Fund elects to be treated as a regulated investment company, and that such provisions would impair the Fund's status as a regulated investment company under the Internal Revenue Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the Borrowings. Any borrowing will likely be ranked equal to all other existing and future Borrowings of the Fund.

   Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Advisor from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

           CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

   Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Board of Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

   The Declaration of Trust gives shareholders the right to vote only on certain specified matters. In addition to shareholder approvals required under the 1940 Act, such as the election of trustees in certain circumstances, approval of investment advisory contracts and the conversion of the Fund from a closed-end fund to an open-end fund, the Declaration of Trust requires shareholder approval for the removal of Trustees by shareholders, certain amendments to the Declaration of Trust, certain mergers or reorganizations, certain transactions involving a principal shareholder, the termination of the Trust in certain circumstances, to the same extent as shareholders of a Massachusetts business corporation with respect to derivative or class actions, and to any other matters required by law, the Declaration of Trust or submitted by the Trustees to shareholders.

   The Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The number of trustees is currently five, but by action of a majority of the trustees, the Board of Trustees may from time to time be increased or decreased. The Board of Trustees is divided into three classes of trustees serving staggered three-year terms, with the terms of one class expiring at each annual meeting of shareholders. If the Fund issues Preferred Shares, the Fund may establish a separate class for the trustees elected by the holders of the Preferred Shares. Subject to applicable provisions of the 1940 Act, vacancies on the Board of Trustees may be filled by a majority action of the remaining trustees. Such provisions may work to delay a change in the majority of the Board of Trustees. The provisions of the Declaration of Trust relating to the election and removal of trustees may be amended only by a vote of two-thirds of the outstanding shares. Generally, the Declaration of Trust requires a vote by holders of at least two-thirds of the common shares and Preferred Shares, if any, voting together as a single class, except as described below and in the Declaration of Trust, to authorize: (1) a conversion of the Fund from a closed-end to an open-end investment company; (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization, including a series or class of such other organization (subject to a limited exception if the acquiring fund is not an operating entity immediately prior to the transaction); (3) a sale, lease or exchange of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities, in connection with the termination of the Fund, and other limited circumstances set forth in the Declaration of Trust); (4) in certain circumstances, a termination of the Fund; (5) a removal of trustees by common shareholders; or (6) certain transactions in which a Principal Shareholder (as defined in the Declaration of Trust) is a party to the transaction. However, with respect to (1) above, if there are Preferred Shares outstanding, the affirmative vote of the holders of two-thirds of the Preferred Shares voting as a separate class shall also be required. With respect to (2) above, except as otherwise may be required, if the transaction constitutes a plan of reorganization which adversely affects Preferred Shares, if any, then an affirmative vote of two-thirds of the Preferred Shares voting together as a separate class is required as well. With respect to (1) through (3), if such transaction has already been authorized by the affirmative vote of two-thirds of the trustees, then the affirmative vote of the majority of the outstanding voting securities, as defined in the 1940 Act (a "Majority Shareholder Vote"), is required, provided that when only a particular class is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote of the particular class will be required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Fund's shares otherwise required by law or any agreement between the Fund and any national securities exchange. Approval of Fund shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization, exchange of shares or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the common shares and Preferred Shares, if any, outstanding and entitled to vote. See the SAI under "Certain Provisions in the Declaration of Trust and By-Laws."

   The provisions of the Declaration of Trust and By-Laws described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its common shareholders.

   The Declaration of Trust requires that a shareholder make a demand on the Trustees prior to bringing a derivative action, unless the plaintiff makes a specific showing that irreparable injury to the Fund would otherwise result or if a majority of the Board of Trustees or a majority of any committee established to consider the merits of such action, has a material personal financial interest in the action at issue. A Trustee is not to be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a shareholder demand by virtue of the fact that such Trustee receives remuneration from his or her services on the Board of Trustees of the Fund or on the boards of one or more investment companies with the same or an affiliated investment adviser or underwriter or the amount of such remuneration. The Declaration of Trust also contains procedural requirements as to the bringing of a derivative action. Subsequent to the formation of the Fund, Massachusetts adopted a so-called universal demand requirement for derivative actions that courts have applied to investment companies organized as Massachusetts business trusts.

   Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

                      STRUCTURE OF THE FUND; COMMON SHARE
                    REPURCHASES AND CHANGE IN FUND STRUCTURE

CLOSED-END STRUCTURE

   Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

   However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from net asset value, but in some cases trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the common shares being greater than, less than or equal to net asset value. The Board of Trustees has reviewed the structure of the Fund in light of its investment objective and policies and has determined that the closed-end structure is in the best interests of the shareholders. As described below, however, the Board of Trustees will review periodically the trading range and activity of the Fund's shares with respect to its net asset value and the Board may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the common shares at net asset value or the possible conversion of the Fund to an open-end fund. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the common shares trading at a price equal to or close to net asset value per common share. In addition, as noted above, the Board of Trustees determined in connection with the initial offering of common shares of the Fund that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is highly unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company.

REPURCHASE OF COMMON SHARES AND TENDER OFFERS

   In recognition of the possibility that the common shares might trade at a discount to net asset value and that any such discount may not be in the interest of shareholders, the Fund's Board of Trustees, in consultation with the Advisor and the corporate finance services and consulting agent that the Advisor has retained, from time to time will review possible actions to reduce any such discount. The Board of Trustees of the Fund will consider from time to time open market repurchases of and/or tender offers for common shares to seek to reduce any market discount from net asset value that may develop. In connection with its consideration from time to time of open-end repurchases of and/or tender offers for common shares, the Board of Trustees of the Fund will consider whether to commence a tender offer or share-repurchase program at the first quarterly board meeting following a calendar year in which the Fund's common shares have traded at an average weekly discount from net asset value of more than 10% in the last 12 weeks of that calendar year. After any consideration of potential actions to seek to reduce any significant market discount, the Board may, subject to its fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Trustees in light of the market discount of the common shares, trading volume of the common shares, information presented to the Board of Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its common shares. The Fund may, subject to its investment limitation with respect to Borrowings and limitations on seniority within the Fund's capital structure if the Fund has other Borrowings outstanding at such time, incur debt to finance such repurchases or a tender offer or for other valid purposes. Interest on any such Borrowings would increase the Fund's expenses and reduce the Fund's net income.

   There can be no assurance that repurchases of common shares or tender offers, if any, will cause the common shares to trade at a price equal to or in excess of their net asset value. Nevertheless, the possibility that a portion of the Fund's outstanding common shares may be the subject of repurchases or tender offers may reduce the spread between market price and net asset value that might otherwise exist. In the opinion of the Fund, sellers may be less inclined to accept a significant discount in the sale of their common shares if they have a reasonable expectation of being able to receive a price of net asset value for a portion of their common shares in conjunction with an announced repurchase program or tender offer for the common shares.

   Although the Board of Trustees believes that repurchases or tender offers generally would have a favorable effect on the market price of the common shares, the acquisition of common shares by the Fund will decrease the Managed Assets of the Fund and therefore will have the effect of increasing the Fund's expense ratio and decreasing the asset coverage with respect to any Preferred Shares outstanding. Because of the nature of the Fund's investment objective, policies and portfolio, the Advisor does not anticipate that repurchases of common shares or tender offers should interfere with the ability of the Fund to manage its investments in order to seek its investment objective, and does not anticipate any material difficulty in borrowing money or disposing of portfolio securities to consummate repurchases of or tender offers for common shares, although no assurance can be given that this will be the case.

CONVERSION TO OPEN-END FUND

   The Fund may be converted to an open-end investment company at any time if approved by the holders of two-thirds of the Fund's common shares outstanding and entitled to vote; provided, however, that such vote shall be by Majority Shareholder Vote if the action in question was previously approved by the affirmative vote of two-thirds of the Trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or any agreement between the Fund and any national securities exchange. In the event of conversion, the common shares would cease to be listed on the New York Stock Exchange or other national securities exchange or market system. Any Preferred Shares would need to be redeemed and any Borrowings may need to be repaid upon conversion to an open-end investment company. Additionally, the 1940 Act imposes limitations on open-end funds' investments in illiquid securities, which could restrict the Fund's ability to invest in certain securities discussed in this prospectus to the extent discussed herein. Such limitations could adversely affect distributions to Fund common shareholders in the event of conversion to an open-end fund. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new common shares would be sold at net asset value plus a sales load.

                                  TAX MATTERS

   This section and the discussion in the SAI summarize some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation or the tax consequences to you if you are a bank or a financial institution, an insurance company, a dealer in securities, a non-U.S. shareholder, a tax-exempt or tax-deferred plan, account or entity, a shareholder that is subject to the alternative minimum tax or a shareholder that holds its shares as or in a hedge against currency risk, constructive sale or a conversion transaction or other investor with special circumstances. In addition, this section does not describe state, local or foreign taxes. Investors should consult their own tax advisors regarding the tax consequences of investing in the Fund.

   Fund Status. The Fund intends to elect and to qualify annually as a "regulated investment company" under Subchapter M of the Code. To qualify, the Fund must, among other things, satisfy certain requirements relating to the source and nature of its income and the diversification of its assets. If the Fund qualifies as a regulated investment company and distributes all of its net income as required under the Code, the Fund generally will not be subject to federal income or excise taxes.

   Distributions. Fund distributions will constitute dividends to the extent of the Fund's current and accumulated earnings and profits and are generally taxable. After the end of each year, you will receive a tax statement that separates your Fund's distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at ordinary tax rates, but, as further discussed below, if the Fund holds equity securities, certain ordinary income distributions received by non-corporate shareholders from the Fund may be taxed at reduced tax rates equal to those applicable to net capital gains, but this amount is not expected to be significant. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, to the extent that the Fund makes distributions in excess of its current and accumulated earnings and profits, such distributions will represent a return of capital for tax purposes to the extent of your tax basis in the shares and thus will generally not be taxable to you. To the extent such distributions exceed your tax basis, they will generally constitute a capital gain. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

   Dividends Received Deduction. A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, if the Fund holds equity securities, certain ordinary income dividends on shares that are attributable to dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction, but this amount is not expected to be significant.

   If You Sell Shares. If you sell your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares. Any loss realized upon a taxable disposition of the shares may be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date the original shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the shares acquired. In addition, the ability to deduct capital losses may otherwise be limited.

   Taxation of Capital Gains and Losses and Certain Ordinary Income Dividends. If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (generally 0% for certain taxpayers in the 10% and 15% tax brackets).

   Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. In addition, the Code treats certain capital gains as ordinary income in special situations.

   If the Fund holds certain equity securities, a portion of the ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund generally will be taxed at the same rates that apply to net capital gain (as discussed above), but only if certain holding period and other requirements are satisfied by both the Fund and the shareholder and the dividends are attributable to qualified dividends received by the Fund itself. The Fund generally does not expect to generate qualifying dividends eligible for taxation at capital gains tax rates.

   Medicare Tax. Under the "Health Care and Education Reconciliation Act of 2010," income from the Fund may also be subject to a new 3.8 percent "medicare tax" imposed for taxable years beginning after 2012. This tax will generally apply to the net investment income of a shareholder who is an individual if such shareholder's adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

   Backup Withholding. The Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or who otherwise fail to make required certifications, or if the Fund or a shareholder has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders under federal tax laws are generally exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or credit against the shareholder's federal income tax liability if the appropriate information is provided to the Internal Revenue Service.

   Foreign Investors. If you are a foreign investor (i.e., investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or fund), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund designates as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a foreign investor from the Fund that are properly designated by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. There can be no assurance as to what portion, if any, of the Fund's distributions will constitute interest related dividends or short-term capital gain dividends. Foreign investors should consult their tax advisors with respect to U.S. tax consequences of ownership of Common Shares.

   In addition, distributions after June 30, 2014 may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that either (A) have not entered into an agreement with the U.S. Treasury to collect and disclose certain information or (B) are not resident for tax purposes in a jurisdiction that has entered into an agreement with the IRS to collect and provide the information otherwise required, and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity's U.S. owners. The gross proceeds from dispositions of units in the Fund may be subject to withholding after December 31, 2016, under similar requirements.

   Further Information. The SAI summarizes further federal income tax considerations that may apply to the Fund and its shareholders and may qualify the considerations discussed herein.

                  CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT

   The custodian of the assets of the Fund is BNY Mellon Investment Servicing Trust Company ("Custodian"), One Wall Street, New York, New York 10286. The Fund's transfer, shareholder services and dividend paying agent is BNY Mellon Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809. Pursuant to an Administration and Accounting Services Agreement, BNY Mellon Investment Servicing (U.S.) Inc. also provides certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent registered public accounting firm providing such independent registered public accounting firm with various audit-related information with respect to the Fund; and providing other continuous accounting and administrative services. As compensation for these services, the Fund has agreed to pay BNY Mellon Investment Servicing (U.S.) Inc. an annual fee, calculated daily and payable on a monthly basis, of 0.06% of the Fund's first $250 million of average Managed Assets, subject to decrease with respect to additional Fund Managed Assets.

                                 LEGAL OPINIONS

   Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Chapman and Cutler LLP, Chicago, Illinois. Chapman and Cutler LLP may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP. If certain legal matters in connection with an offering of Common Shares are passed upon by counsel for the underwriters or sales agent of such offering, such counsel will be named in a prospectus supplement.

                           TABLE OF CONTENTS FOR THE
                      STATEMENT OF ADDITIONAL INFORMATION

                                                                          PAGE
                                                                          ----
Use of Proceeds .........................................................    1
Investment Objectives ...................................................    1
Investment Restrictions .................................................    2
Additional Information About the Fund's Investments......................    4
Management of the Fund ..................................................   24
Investment Advisor ......................................................   35
Proxy Voting Procedures..................................................   39
Portfolio Transactions...................................................   39
Description of Shares....................................................   41
Certain Provisions in the Declaration of Trust and By-Laws...............   42
Repurchase of Fund Shares; Conversion to Open-End Fund ..................   45
Net Asset Value .........................................................   47
Federal Income Tax Matters ..............................................   50
Performance Related and Comparative Information .........................   55
Independent Registered Public Accounting Firm ...........................   57
Custodian, Administrator Fund Accountant and Transfer Agent .............   57
Additional Information ..................................................   58
Financial Statements and Report of Independent Registered Public
   Accounting Firm.......................................................  F-1
Appendix A -- Ratings of Investments.....................................  A-1

   YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. THE FUND HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THE FUND IS NOT MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED.
--------------------------------------------------------------------------------


                               TABLE OF CONTENTS
                                                                            PAGE

Prospectus Summary.............................................................1

Summary of Fund Expenses......................................................17

Financial Highlights..........................................................18

Market and Net Asset Value Information........................................20

The Fund......................................................................21

Use of Proceeds...............................................................21

The Fund's Investments........................................................21

Use of Leverage...............................................................25

Risks.........................................................................28

Management of the Fund........................................................37

Net Asset Value...............................................................38

Distributions.................................................................40

Dividend Reinvestment Plan....................................................40

Plan of Distribution..........................................................41

Description of Shares.........................................................42

Certain Provisions in the Declaration of Trust and By-Laws....................44

Structure of the Fund; Common Share Repurchases and Change in
   Fund Structure.............................................................46

Tax Matters ..................................................................48

Custodian, Administrator and Transfer Agent...................................49

Legal Opinions................................................................50


--------------------------------------------------------------------------------

                FIRST TRUST SENIOR FLOATING RATE INCOME FUND II

                         UP TO 3,000,000 COMMON SHARES


--------------------------------------------------------------------------------
                             PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


                                August 22, 2013

                FIRST TRUST SENIOR FLOATING RATE INCOME FUND II

                      STATEMENT OF ADDITIONAL INFORMATION

      First Trust Senior Floating Rate Income Fund II (the "Fund") is a diversified, closed-end management investment company which commenced operations in May, 2004.

      This Statement of Additional Information relates to the offering, on an immediate, continuous or delayed basis, of up to 10,134,100 common shares of beneficial interest in the Fund in one or more offerings (the "Common Shares"). This Statement of Additional Information does not constitute a prospectus, but should be read in conjunction with the Fund's prospectus dated August 22, 2013 (the "Prospectus") and any related prospectus supplement. The Fund's currently outstanding common shares are, and the Common Shares offered by the Prospectus and any prospectus supplement will be, subject to notice of issuance, listed on the New York Stock Exchange under the trading or "ticker" symbol "FCT."

      This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Fund's Prospectus and any prospectus supplement prior to purchasing such shares. A copy of the Fund's Prospectus and any prospectus supplement may be obtained without charge by calling (800) 988-5891 or on the Securities and Exchange Commission's (the "Commission") web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus and any prospectus supplement.

      This Statement of Additional Information is dated August 22, 2013.

                               TABLE OF CONTENTS

Use of Proceeds................................................................1
Investment Objectives..........................................................1
Investment Restrictions........................................................2
Additional Information About the Fund's Investments............................4
Management of the Fund........................................................28
Investment Advisor............................................................40
Proxy Voting Procedures.......................................................44
Portfolio Transactions........................................................44
Description of Shares.........................................................45
Certain Provisions in the Declaration of Trust and By-Laws....................47
Repurchase of Fund Shares; Conversion to Open-End Fund........................50
Net Asset Value...............................................................52
Federal Income Tax Matters....................................................55
Performance Related and Comparative Information...............................60
Independent Registered Public Accounting Firm.................................62
Custodian, Administrator, Fund Accountant and Transfer Agent..................62
Additional Information........................................................63

Financial Statements and Report of Independent Registered Public
    Accounting Firm..........................................................F-1
Appendix A   Ratings of Investments..........................................A-1

                                USE OF PROCEEDS

      The Fund will invest substantially all of the net proceeds from any sales of Common Shares pursuant to the Prospectus and any prospectus supplement in accordance with the Fund's investment objectives and policies as stated below, to repay indebtedness or for other general corporate purposes.

      Pending investment in securities that meet the Fund's investment objectives and policies, the net proceeds of this offering will be invested in cash or cash equivalents.

                             INVESTMENT OBJECTIVES

      The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues these objectives through investment in a portfolio of senior secured floating rate corporate loans ("Senior Loans"). Under normal conditions, the Fund invests at least 80% of its Managed Assets in a diversified portfolio of Senior Loans. This investment policy is a non-fundamental investment policy and, accordingly, may be changed by the Fund's Board of Trustees (the "Board of Trustees" or "Trustees") without the approval of the holders of a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Fund provided that the holders of the voting securities of the Fund receive at least 60 days prior notice of any change. Under normal circumstances, the Fund also may invest up to 10% of its Managed Assets through purchasing revolving credit facilities, investment grade debtor-in-possession financing, unsecured loans, other floating rate debt securities, such as notes, bonds and asset-backed securities (such as collateralized loan obligations ("CLOs")), investment grade loans and fixed income debt obligations and money market instruments, such as commercial paper. On April 9, 2012, the Fund approved changes to its investment strategy to also permit the purchase of publicly-traded high yield debt securities, subject to the foregoing 10% limitation. The Fund may also invest up to 15% of its Managed Assets in U.S. dollar denominated foreign investments, exclusively in developed countries and territories of those countries, but in no case will the Fund invest in securities of issuers located in emerging markets. There can be no assurance that the Fund will achieve its investment objectives.

      The Senior Loans in which the Fund invests are primarily below investment grade instruments, commonly referred to as "high yield" securities or "junk bonds." Generally, at least 80% of the Fund's Managed Assets are invested in lower grade debt investments, and from time to time, 100% of the Fund's Managed Assets may be invested in lower grade debt instruments. Lower grade debt instruments are rated Ba1 or lower by Moody's Investors Service, Inc. ("Moody's"), BB+ or lower by Standard & Poor's Ratings Group, a division of the McGraw Hill Companies ("S&P"), comparably rated by another nationally recognized statistical rating organization ("NRSRO"), or are unrated securities of comparable credit quality. Lower grade debt instruments are commonly referred to as "high yield" securities or "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt instruments. See Appendix A to this Statement of Additional Information for further information about debt ratings.

      "Managed Assets" means the average daily gross asset value of the Fund (including assets attributable to the Fund's Preferred Shares, if any, and the principal amount of borrowings) minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred or of commercial paper or notes issued by the Fund). For purposes of determining Managed Assets, the liquidation preference of the preferred shares is not treated as a liability. Percentage limitations described in this Statement of Additional Information are as of the time of investment by the Fund and could from time to time be exceeded on a going-forward basis as a result of market value fluctuations of the Fund's portfolio and other events.

      The common shares may trade at a discount or premium to net asset value. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. For further discussion of the Fund's portfolio composition and associated special risk considerations, see "The Fund's Investments" in the Prospectus.

                            INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT POLICIES

      The Fund's investment objectives and certain fundamental investment policies of the Fund are described in the Prospectus. The Fund, as a fundamental policy, may not:

              1. With respect to 75% of its total assets, purchase any securities, if as a result more than 5% of the Fund's total assets would then be invested in securities of any single issuer or if, as a result, the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided, that Government securities (as defined in the Investment Company Act of 1940 (the "1940 Act")), securities issued by other investment companies and cash items (including receivables) shall not be counted for purposes of this limitation.

              2. Purchase any security if, as a result of the purchase, 25% or more of the Fund's total assets (taken at current value) would be invested in the securities of Borrowers and other issuers having their principal business activities in the same industry; provided, that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

              3. Borrow money, except as permitted by the 1940 Act, the rules thereunder and interpretations thereof or pursuant to a Commission exemptive order.

              4. Issue senior securities, as defined in the 1940 Act, other than: (i) preferred shares which immediately after issuance will have asset coverage of at least 200%; (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%; (iii) the borrowings permitted by investment restriction 3 above, or (iv) pursuant to a Commission exemptive order.

              5. Make loans of money or property to any person, except for obtaining interests in Senior Loans in accordance with its investment objectives, through loans of portfolio securities or the acquisition of securities subject to repurchase agreements, or pursuant to a Commission rule or exemptive order.

              6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in certain cases when disposing of its portfolio investments or acting as an agent or one of a group of co-agents in originating Senior Loans.

              7. Purchase or sell real estate, commodities or commodities contracts except pursuant to the exercise by the Fund of its rights under loan agreements, bankruptcy or reorganization, or pursuant to a Commission rule or exemptive order, and except to the extent the interests in Senior Loans the Fund may invest in are considered to be interests in real estate, commodities or commodities contracts and except to the extent that hedging instruments the Fund may invest in are considered to be commodities or commodities contracts.

      For purposes of fundamental investment restriction numbers 1 and 2 above, the Fund treats the Lender selling a participation and any persons interpositioned between the Lender and the Fund as an issuer. The Fund may incur borrowings and/or issue series of notes or other senior securities in an amount up to 33-1/3% (or such other percentage to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act")) of its total assets (including the amount borrowed) less all liabilities other than borrowings.

      Except as noted above, the foregoing fundamental investment policies, together with the investment objectives of the Fund, cannot be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes common shares and preferred shares, if any, voting together as a single class, and of the holders of the outstanding preferred shares, if any, voting as a single class. Under the 1940 Act a "majority of the outstanding voting securities" means the vote of: (A) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy; or (B) more than 50% of the Fund's shares, whichever is less.

NON-FUNDAMENTAL INVESTMENT POLICIES

      In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees without the approval of the holders of a "majority of the outstanding voting securities," provided that the holders of the voting securities of the Fund receive at least 60 days prior written notice of any change. The Fund may not:

              1. Sell any security "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell financial futures or options, except to the extent that the hedging transactions in which the Fund may engage would be deemed to be any of the foregoing transactions.

              2. Invest in securities of other investment companies, except that the Fund may purchase securities of other investment companies to the extent permitted by: (i) the 1940 Act, as amended from time to time; (ii) the rules and regulations promulgated by the Commission under the 1940 Act, as amended from time to time; or (iii) an exemption or other relief from the provisions of the 1940 Act. The Fund will rely on representations of Borrowers in Loan Agreements in determining whether the Borrowers are investment companies.

              3. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under Loan Agreements would be deemed to constitute control or participation.

      The Fund does not have a minimum holding period for its investments and may engage in the trading of securities for the purpose of realizing short-term profits. Moreover, it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish the Fund's investment objectives. Frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities. The Fund anticipates that the annual portfolio turnover rate of the Fund will be less than 100%.

      The foregoing restrictions and limitations apply only at the time of purchase of securities, and the percentage limitations are not considered to be violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

              ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

SENIOR LOANS

      Senior Loans are typically arranged through private negotiations between a borrower ("Borrower") and several lenders ("Lenders") represented in each case by one or more Lenders acting as agent of the several Lenders (the "Agent"). On behalf of the several Lenders, the Agent, which is frequently the entity that originates the Senior Loan and invites the other parties to join the lending syndicate, will be primarily responsible for negotiating the Senior Loan agreements that establish the relative terms, conditions and rights of the Borrower and the several Lenders (the "Loan Agreements"). The co-agents, on the other hand, are not responsible for administration of a Senior Loan, but are part of the initial group of Lenders that commit to providing funding for a Senior Loan once the Borrower and an Agent negotiate and agree on material terms. In large transactions, it is common to have several Agents; however, one Agent typically has primary responsibility for documentation and administration of the Senior Loan. The Fund will not act as an Agent in a transaction. The Agent is required to administer and manage the Senior Loan and to service or monitor the collateral. The Agent also is responsible for the collection of principal and interest and fee payments from the Borrower and the apportionment of these payments to the credit of all Lenders which are parties to the Loan Agreement. The Agent is generally responsible for monitoring compliance by the Borrower with the restrictive covenants in the Loan Agreement and of notifying the Lenders of any adverse change in the Borrower's financial condition. In addition, the Agent generally is responsible for determining that the Lenders have obtained a perfected security interest in the collateral securing the Senior Loan.

      Lenders generally rely on the Agent to collect their portion of the payments on the Senior Loan and to use appropriate creditor remedies against the Borrower. Typically under Loan Agreements, the Agent is given broad discretion in enforcing the Loan Agreement. The Borrower compensates the Agent for these services. Compensation may include special fees paid on structuring and funding the Senior Loan and other fees paid on a continuing basis. The precise duties and rights of an Agent are defined in the Loan Agreement.

      When the Fund is an Agent, it has, as a party to the Loan Agreement, a direct contractual relationship with the Borrower and, prior to allocating portions of the Senior Loan to Lenders, if any, assumes all risks associated with the Senior Loan. The Agent may enforce compliance by the Borrower with the terms of the Loan Agreement. Agents also have voting and consent rights under the applicable Loan Agreement. Action subject to Agent vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan, which percentage varies depending on the relevant Loan Agreement. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing all or substantially all of the collateral therefor, frequently require the consent of all Lenders affected.

      Each Lender in a Senior Loan is generally responsible for performing its own credit analysis and its own investigation of the financial condition of the Borrower. Generally, Loan Agreements will hold the Fund, as Agent, liable for any action taken or omitted constituting gross negligence or willful misconduct. In the event of a Borrower's default on a loan, the Loan Agreements generally provide that the Lenders do not have recourse against the Agent. Instead, Lenders will be required to look to the Borrower for recourse.

      Acting in the capacity of an Agent in a Senior Loan may subject the Fund to certain risks in addition to those associated with the Fund's role as a Lender. An Agent is charged with the above described duties and responsibilities to Lenders and Borrowers subject to the terms of the Loan Agreement. Failure to adequately discharge responsibilities in accordance with the standard of care set forth in the Loan Agreement may expose the Fund to liability for breach of contract. If a relationship of trust is found between the Agent and the Lenders, the Agent will be held to a higher standard of conduct in administering the loan.

      Lending Fees. In the process of buying, selling and holding Senior Loans the Fund may receive certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys a Senior Loan it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a Borrower. Other fees received by the Fund may include covenant waiver fees and covenant modification fees.

      Borrower Covenants. A Borrower must comply with various restrictive covenants contained in a Loan Agreement. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific minimum financial ratios, and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the Borrower to prepay the Senior Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the Lenders directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the Lenders directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Lender in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower. In the case of a Senior Loan in the form of a participation, the agreement between the buyer and seller may limit the rights of the holder of a Senior Loan to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

      Administration of Loans. The Agent typically administers the terms of the Loan Agreement. In these cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a Participation Agreement the Fund has direct recourse against the Borrower, the Fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the holders of the Senior Loan. The Agent is compensated by the Borrower for providing these services under a Loan Agreement. Compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis.

      A financial institution's appointment as Agent may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent's general creditors, the settlement of open contracts in Senior Loans could be subject to contest, potentially causing the Fund to incur certain costs and delays in realizing payments. In situations involving other intermediate participants similar risks may arise.

      Prepayments. Senior Loans may require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow or asset sales. The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by, among other factors, general business conditions, the financial condition of the Borrower and competitive conditions among Lenders. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. Prepayments generally will not materially affect the Fund's performance because the Fund should be able to reinvest prepayments in other Senior Loans that have similar or identical yields and because receipt of such fees may mitigate any adverse impact on the Fund's yield.

      Other Information Regarding Senior Loans. The Fund may acquire interests in Senior Loans which are designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Fund also may invest in Senior Loans of Borrowers who have obtained bridge loans from other parties. A Borrower's use of bridge loans involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower's perceived creditworthiness.

      To the extent that collateral consists of the stock of the Borrower's subsidiaries or other affiliates, the Fund will be subject to the risk that this stock will decline in value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Fund may invest in Senior Loans guaranteed by, or fully secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the Borrower; provided, however, that the guarantees are fully secured. There may be temporary periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when the stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan. However, the Borrower's ability to dispose of the securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Loans.

      If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund's security interest in the loan collateral or subordinate the Fund's rights under the Senior Loan to the interests of the Borrower's unsecured creditors. Such action by a court could be based, for example, on a "fraudulent conveyance" claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the loan collateral to the Fund. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Senior Loan were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund's security interest in loan collateral. If the Fund's security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, it is unlikely that the Fund would be able to recover the full amount of the principal and interest due on the Senior Loan.

      Senior Loans generally hold the most senior position in the capital structure of a business entity. Their secured position in a Borrower's capital structure typically provides the holder of a Senior Loan with the first right to cash flows and/or proceeds from the sale of collateral in the event of liquidation after default. In order of priority, Senior Loans are typically repaid before unsecured senior loans, unsecured senior bonds, subordinated debt, trade creditors, and preferred and common stockholders. However, these factors do not assure full payment of principal or interest, and delays or limitations may result in the event of bankruptcy.

      Senior Loans are floating rate instruments which are issued at a fixed spread over some pre-defined base rate. The spread is set at the time the loan is originated, and is typically referenced to the London Inter-Bank Offered Rate ("LIBOR") but also can be referenced to the rate on certificates of deposit or the Prime Rate. The spread at the time of origination of a loan is a function of several factors, including credit quality of the issuer, the structure of the individual deal, and the general market conditions at the time of the origination. As conditions change, the required spreads that market participants demand from a specific borrower, or industry, may change and could result in required spreads narrowing or widening for all corporate credits. It should be noted that since most corporate loans may be pre-paid at par without penalty, should general market spreads narrow, there is a high probability that the Borrower would choose to refinance at a lower spread. Should an existing loan be refinanced at a lower rate, or should there be a decrease in credit spreads in the corporate loan market in general or for a particular industry, it is expected there will be a decrease in portfolio income and a decrease in overall portfolio return. The use of leverage in the portfolio will increase the impact of the decreased income due to spread compression. Senior Loans also may incorporate pre-determined "step-ups" where the spread increases by some specified amount if the credit quality of the issuer deteriorates and "step-downs" where the spread increases if the credit quality of the borrower improves. Should credit quality decline, and the step-up be triggered, the coupon income associated with loans to this borrower will increase. Similarly, should a borrower's credit quality improve and the step-down become operative, investor income will decrease due to the decrease in income associated with that particular borrower.

      Senior Loans are direct obligations of corporations or other business entities and are arranged by banks or other commercial lending institutions and made generally to finance internal growth, mergers, acquisitions, stock repurchases, and leveraged buyouts. Senior Loans usually include restrictive covenants which must be maintained by the Borrower. A breach of a covenant, which is not waived by the Agent, is normally an event of acceleration, i.e., the Agent has the right to call the outstanding Senior Loan. These covenants, in addition to the timely payment of interest and principal, may include restrictions on dividend payments, and usually state that a Borrower must maintain specific minimum financial ratios, as well as establishing limits on total debt. In addition, Senior Loan covenants may include mandatory prepayment provisions stemming from free cash flow. Free cash flow is cash that is in excess of capital expenditures plus debt service requirements of principal and interest. The free cash flow shall be applied to prepay the Senior Loan in an order of maturity described in the loan documents. Under certain interests in Senior Loans, the Fund may have an obligation to make additional loans upon demand by the Borrower. The Fund intends to reserve against contingent obligations by segregating sufficient assets in high quality short-term liquid investments or borrowing to cover the obligations.

      Senior Loans, unlike certain bonds, usually do not have call protection. This means that investments comprising the Fund's portfolio, while having a stated one to ten-year term, may be prepaid, often without penalty.

      The Fund may be required to pay and receive various fees and commissions in the process of purchasing, selling and holding Senior Loans. The fee component may include any, or a combination of, the following elements: arrangement fees, assignment fees, non-use fees, facility fees, letter of credit fees and ticking fees. Arrangement fees are paid at the commencement of a Senior Loan as compensation for the initiation of the transaction. An assignment fee may be paid when a Senior Loan is assigned to another party. A non-use fee is paid based upon the amount committed but not used typically under a revolving credit facility, which may be issued coincident to the Senior Loan. Facility fees are on-going annual fees paid in connection with a Senior Loan. Letter of credit fees are paid if a Senior Loan involves a letter of credit. Ticking fees are paid from the initial commitment indication until Senior Loan closing if for an extended period. The fees are negotiated at the time of transaction.

OTHER DEBT SECURITIES AND RELATED RISKS

      The debt securities in which the Fund may invest may provide for fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. Certain debt securities are "perpetual" in that they have no maturity date. As of the date of this Statement of Additional Information, the Fund is primarily invested in floating rate Senior Loans, which pay interest at rates which are determined periodically at short-term intervals on the basis of an adjustable base lending rate, primarily LIBOR, plus a premium. Fixed rate debt securities pay interest at fixed rates for the life of the security. Zero coupon bonds pay interest only at maturity rather than at intervals during the life of the security. The interest rate on contingent payment securities is determined by the outcome of an event, such as the performance of a financial index. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Payment-in-kind securities are debt obligations that pay interest in the form of other debt obligations, instead of in cash. Auction-rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals, provided that the auction mechanism is successful. The dividend is generally reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale.

      The Fund will invest in debt securities that are typically rated below investment grade at the time of purchase. In light of the risks of below investment grade debt securities, as discussed below, the Advisor, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue (if applicable), the perceived ability and integrity of the issuer's management and regulatory matters.

      Fluctuations in the prices of debt securities may be caused by, among other things, the supply and demand for similarly rated debt instruments. In addition, the prices of debt securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of debt securities subsequent to their acquisition will not affect cash income from such debt securities but will be reflected in the Fund's net asset value.

      Corporate Bonds Risk. High-yield debt securities in which the Fund may invest include, but are not limited to, corporate bonds, which are debt obligations issued by corporations. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes, but is not limited to, real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupon bonds which pay no interest. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest-rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk.

      Convertible Securities Risk. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible securities have general characteristics similar to both debt and equity securities. A convertible security generally entitles the holder to receive interest or preferred dividends paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objectives. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. The value of a convertible security is a function of (i) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth if converted into the underlying common stock.

      Revolving Credit Facilities Risk. Revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise be desirable to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). In addition, revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

      Debtor-In-Possession Financing Risk. Debtor-in-possession financings are arranged when an entity seeks the protections of the bankruptcy court under chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under chapter 11. Such financings are senior liens on unencumbered security (i.e., security not subject to other creditors claims). There is a risk that the entity will not emerge from chapter 11 and be forced to liquidate its assets under chapter 7 of the U.S. Bankruptcy Code. In such event, the Fund's only recourse will be against the property securing the debtor-in-possession financing.

      Unsecured Loans Risk. Unsecured loans generally are subject to the same risks associated with investments in Senior Loans. Because unsecured loans are lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the Borrower may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the Borrower. Unsecured loans are also expected to have greater price volatility than Senior Loans and may be less liquid. Unsecured loans of below investment grade quality also share the same risks of other below investment grade instruments.

      Floating-Rate Debt Securities Risk. The market value of floating-rate debt securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating-rate securities will decline due to lower coupon payments on floating-rate securities.

      Asset-Backed Securities Risk. Payment of interest and repayment of principal on asset-backed securities, such as CLOs, may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables or the entities providing the credit enhancement. In addition, the underlying assets are subject to prepayments that shorten the securities' weighted average maturity and may lower their return.

      Collateralized Loan Obligations. A CLO generally holds a portfolio consisting principally (typically, 80% or more of its assets) of loan obligations such as Senior Loans. CLOs are created to reapportion the risk and return characteristics of a portfolio of underlying assets. The CLO securitizes payment claims arising out of its portfolio of underlying assets and issues debt securities with payment characteristics linked to the underlying assets. The redemption of the securities issued by the CLO typically occurs from the cash flow generated by the portfolio of underlying assets. The vast majority of CLOs are actively managed by an independent investment manager.

      The cash flows on the underlying obligations will primarily determine the payments to holders of debt securities issued by CLOs. CLO debt securities typically have floating interest rates. CLOs issue debt securities in tranches with different payment characteristics and different credit ratings. A key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several tranches of the debt securities issued by the CLO. The rated tranches of CLOs are generally assigned credit ratings by one or more NRSROs. Residual tranches are the most junior tranches and do not receive ratings.

      CLO debt securities are generally limited recourse obligations of the CLO payable solely from the underlying assets of the CLO or the proceeds thereof. Consequently, holders of CLO debt securities must rely solely on distributions on the underlying assets or proceeds thereof for payment in respect thereof. The cash flows generated by the underlying obligations held in a CLO's portfolio will generally determine the interest payments on CLO debt securities. Payments to holders of tranched CLO debt securities are made in sequential order of priority.

      Collateralized Loan Obligations Risk. CLOs issue debt securities in tranches with different payment characteristics and different credit ratings. Below investment grade tranches of CLO debt securities typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO.

      The transaction documents relating to the issuance of CLO debt securities may impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO's investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the CLO's investment manager to maximize returns on the CLO debt securities. In addition, other parties involved in CLOs, such as third party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLO debt securities. Furthermore, CLO debt securities issuance transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

      Payments to holders of CLO debt securities may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on CLO debt securities, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the issuer of the related CLO debt securities to pay such deficiency will be extinguished.

      The market value of CLO debt securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO debt securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.

LOWER GRADE AND BELOW INVESTMENT GRADE DEBT INSTRUMENTS

      The Senior Loans in which the Fund invests are primarily below investment grade instruments, commonly referred to as "high yield" securities or "junk bonds." These lower grade debt instruments may become the subject of bankruptcy proceedings or otherwise subsequently default as to the repayment of principal and/or payment of interest or be downgraded to ratings in the lower rating categories ("Ca" or lower by Moody's, "CC" or lower by S&P or comparably rated by another NRSRO). The value of these securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of lower grade debt instruments are not perceived to be as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments. These issuers generally are more vulnerable to financial setbacks and recession than more creditworthy issuers which may impair their ability to make interest and principal payments. Lower grade debt instruments tend to be less liquid than higher grade debt instruments.

      Investing in lower grade debt instruments involves additional risks than investment-grade debt instruments. Lower grade debt instruments are securities rated "Ba1" or lower by Moody's or "BB+" or lower by S&P, or comparably rated by any other NRSRO or considered to be of comparable credit quality. When prevailing economic conditions cause a narrowing of the spreads between the yields derived from lower grade or comparable debt instruments and those derived from higher rated issues, the Fund may invest in higher rated debt instruments which provide similar yields but have less risk. In addition, the Fund may be forced to buy higher rated, lower yielding debt instruments, which would decrease the Fund's return, if issuers redeem their lower grade debt instruments at a higher than expected rate. Changes in economic or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on securities rated "Ba1" by Moody's or lower or "BB+" by S&P or lower than is the case with higher grade securities.

      The Fund normally invests in securities rated below "B" by both Moody's and S&P (or comparably rated by another NRSRO) only if it is determined that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by the lower ratings. Lower grade debt instruments tend to offer higher yields than higher rated debt instruments with the same maturities because the historical financial condition of the issuers of the securities may not have been as strong as that of other issuers. Since lower grade debt instruments generally involve greater risk of loss of income and principal than higher rated debt instruments, investors should consider carefully the relative risks associated with investments in lower grade debt instruments. Investment in these securities is a long-term investment strategy and, accordingly, investors in the Fund should have the financial ability and willingness to remain invested for the long-term.

      Fluctuations in the prices of fixed-income debt instruments may be caused by, among other things, the supply and demand for similarly rated debt instruments. In addition, the prices of debt instruments fluctuate in response to the general level of interest rates. Fluctuations in the prices of debt instruments subsequent to their acquisition will not affect cash income from such debt instruments but will be reflected in the Fund's net asset value.

      The Fund will perform its own investment analysis and rating assignment, and will not rely principally on the ratings assigned by the rating services, although these ratings will be considered. A description of corporate bond ratings is contained in Appendix A to this Statement of Additional Information. Ratings of securities represent the rating agencies' opinions regarding their credit quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates. Therefore, the financial history, the financial condition, the prospects and the management of an issuer, among other things, also will be considered in selecting securities for the Fund's portfolio. Since some issuers do not seek ratings for their securities, non-rated securities also will be considered for investment by the Fund only when it is determined that the financial condition of the issuers of the securities and/or the protection afforded by the terms of the securities themselves limit the risk to the Fund to a degree comparable to that of rated securities that are consistent with the Fund's objectives and policies.

      Risks Relating To Investing In Lower Grade and Below Investment Grade Debt Instruments. Senior Loans are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and also may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower grade or similar unrated debt instruments are more likely to react to developments affecting market and credit risk than are more highly rated debt instruments, which react primarily to movements in the general level of interest rates. Both credit risk and market risk will be considered in making investment decisions for the Fund. The achievement of its investment objectives may be more dependent on the Fund's own credit analysis and rating assignment than is the case for higher quality securities.

      Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. During an economic downturn or recession, securities of highly leveraged issuers are more likely to default than securities of higher rated issuers. In addition, the secondary market for lower grade debt instruments, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated debt instruments. Under adverse market or economic conditions, the secondary market for lower grade debt instruments could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if the securities were widely traded. Prices realized upon the sale of lower grade debt instruments, under these circumstances, may be less than the prices used in calculating the Fund's net asset value. Under circumstances where the Fund owns the majority of an issue, market and credit risks may be greater. Moreover, from time to time, it may be more difficult to value lower grade debt instruments than more highly rated debt instruments.

      In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Fund will attempt to reduce these risks through diversification of the portfolio and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments.

      Since investors generally perceive that there are greater risks associated with the lower grade debt instruments of the type in which the Fund may invest, the yields and prices of these debt instruments may tend to fluctuate more than those for higher rated debt instruments. In the lower quality segments of the Senior Loan market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality fixed income securities.

      Lower grade or unrated debt instruments also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors.

SPECIAL SITUATION INVESTMENTS

      The Fund may invest up to 10% of its Managed Assets in securities and debt of firms that, at the time of acquisition, have defaulted on their debt obligations and/or filed for protection under Chapter 11 of the U.S. Bankruptcy Code or have entered into a voluntary reorganization in conjunction with their creditors and stakeholders in order to avoid a bankruptcy filing, or those same issuers prior to an event of default whose acute operating and/or financial problems have resulted in the markets' valuing their respective securities and debt at sufficiently discounted prices so as to be yielding, should they not default, a significant premium over comparable duration U.S. Treasury bonds ("Special Situation Investments"). These investments are comprised of Senior Loans and, on limited occasions, equity and debt securities acquired in connection therewith.

      Special Situation Investments are speculative and involve significant risk. Special Situation Investments frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, the Fund's ability to achieve current income for its stockholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the Special Situation Investments eventually will be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Special Situation Investments or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to Special Situation Investments held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with the exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Special Situation Investments, the Fund may be restricted from disposing of the securities.

ILLIQUID SECURITIES

      The Fund may invest without limit in illiquid securities. Most of the Senior Loans in which the Fund will invest will be, at times, illiquid. Illiquid securities also include repurchase agreements that have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable either within or outside the United States. The Advisor will monitor the liquidity of restricted securities under the supervision of the Trustees. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

      Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as restricted securities and are purchased directly from the issuer or in the secondary market ("Direct Placement Securities"). Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices. The Fund might also have to register the restricted securities to dispose of them resulting in additional expense and delay. Adverse market conditions could impede the public offering of securities.

      Over time, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment.

The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

FOREIGN SECURITIES

      The Fund may invest up to 15% of its Managed Assets in U.S. currency denominated fixed-income issues of foreign governments and other foreign issuers (based on issuer's domicile), and preferred stock. But in no case will the Fund invest in securities of issuers located in emerging markets. "Foreign government securities" include debt securities issued or guaranteed, as to payment of principal and interest, by governments, semi-governmental entities, governmental agencies, supranational entities and other governmental entities (each a "Governmental Entity" and collectively, "Governmental Entities") of foreign countries denominated in the currencies of such countries or in U.S. dollars (including debt securities of a Governmental Entity in any such country denominated in the currency of another such country).

      A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of "semi-governmental entities" are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of semi-government issuers include, among others, the Province of Ontario and the City of Stockholm.

      Investment in Sovereign Debt Can Involve a High Degree of Risk. The Governmental Entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A Governmental Entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the Governmental Entity's policy toward the International Monetary Fund and the political constraints to which a Governmental Entity may be subject. Governmental Entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make disbursements may be conditioned on a Governmental Entity's implementation of economic reforms and/or economic performance and the timely service of the debtor's obligations. Failure to implement such reforms, achieve the levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the Governmental Entity, which may further impair the debtor's ability or willingness to service its debts in a timely manner. Consequently, Governmental Entities may default on their sovereign debt. Holders of sovereign debt (including the Funds) may be requested to participate in the rescheduling of the debt and to extend further loans to Governmental Entities. There is no bankruptcy proceeding by which sovereign debt on which Governmental Entities have defaulted may be collected in whole or in part.

      Foreign Securities Involve Certain Risks. These risks include political or economic instability in the country of issue, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls, and the seizure or nationalization of foreign deposits. Such securities also may be subject to greater fluctuations in price than securities issued by United States corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign issuer or government than about a domestic issuer or the U.S. Government. Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of confiscatory taxation and diplomatic developments which could affect investment. In many instances, foreign fixed-income securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. These securities may be less liquid than securities of U.S. issuers, its instrumentalities or agencies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of these securities.

      Investing in the fixed-income markets of developing countries involves exposure to economies that are generally less diverse and mature and to political systems which can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign securities may be greater with respect to investments in developing countries and are certainly greater with respect to investments in the securities of financially and operationally troubled issuers.

      Additional costs could be incurred in connection with the Fund's international investment activities. Foreign countries may impose taxes on income on foreign investments. Foreign brokerage commissions are generally higher than U.S. brokerage commissions. Increased custodian costs as well as administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances) may be associated with the maintenance of assets in foreign jurisdictions.

MARKET INDICES

      The Fund may invest in Senior Loan market indices that synthetically reflect a composite of performance of the Senior Loan market based on the aggregate performance of a diversified pool of underlying actively traded "par" Senior Loans. The Fund may take long positions in these indices primarily as a means of investing its portfolio following the closing of the offering of the Fund's Common Shares and the receipt of the proceeds from the leveraging of the Fund through the issuance of Preferred Shares or other debt. From time to time, the Fund may invest in these indices as a means of managing portfolio exposure or increasing portfolio yield. In the event the Fund invests in these indices, the Fund expects to reduce its exposure to these indices by acquiring individual Senior Loans in the primary and secondary markets following the receipt of the aforementioned proceeds from the offerings of the Common Shares. Senior Loan market indices are available in unfunded and funded format, the former making use of credit default swaps and the latter making use of credit-linked notes.

Any investment by the Fund in a Senior Loan market index will not be included in the limits set forth below for credit default swaps and credit-linked notes. In the event that the Fund were to invest in an unfunded Senior Loan market index, the Fund would segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the unfunded index investment.

PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES

      The Fund may invest in pay-in-kind and deferred payment securities only if the Fund receives the instruments in connection with owning Senior Loans of an issuer. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that pay no or a reduced rate of interest until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Holders of certain of these types of securities are deemed to have received income ("phantom income") annually, notwithstanding that cash may not be received currently. The Fund accrues income with respect to these securities for federal income tax and accounting purposes prior to the receipt of cash payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the deferred payment portion of bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. Pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals. The Fund also may buy loans that provide for the payment of additional income if certain operational benchmarks are achieved by the Borrower that is to be paid on a deferred basis at an uncertain future date.

      In addition to the above described risks, there are certain other risks related to investing in pay-in-kind and deferred payment securities. During a period of severe market conditions, the market for the securities may become even less liquid. In addition, as these securities may not pay cash interest, the Fund's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund's portfolio. Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Fund is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of phantom income and the value of the paid-in-kind interest. The required distributions will result in an increase in the Fund's exposure to these securities.

STRATEGIC TRANSACTIONS

      Credit Default Swap Transactions. The Fund may invest up to 5% of its Managed Assets in credit default swap transactions (as measured by the notional amounts of the swaps), including credit-linked notes (described below) for hedging and investment purposes. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation. Credit default swap transactions are either "physical delivery" settled or "cash" settled. Physical delivery entails the actual delivery of the reference asset to the seller in exchange for the payment of the full par value of the reference asset. Cash settled entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference asset and the current value of the reference asset that may have, through default, lost some, most or all of its value. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference assets. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. The Fund will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical settlement or cash settlement. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.

      The Fund also may purchase credit default swap contracts in order to hedge against the risk of default of debt securities it holds, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

      Credit-Linked Notes. The Fund may invest in credit-linked notes. Credit-linked notes are securities that are collateralized by one or more credit default swaps on corporate credits. The difference between a credit default swap and a credit-linked note is that the buyer of a credit-linked note receives the principal payment from the seller at the time the contract is originated. Through the purchase of a credit-linked note, the buyer assumes the risk of the reference asset and funds this exposure through the purchase of the note. The buyer takes on the exposure to the seller to the full amount of the funding it has provided. The seller has hedged its risk on the reference asset without acquiring any additional credit exposure. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked note at an agreed-upon interest rate, and a return of principal at the maturity date.

      Credit-linked notes are subject to credit risk of the corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, the Fund may receive the security that has defaulted, and the Fund's principal investment would be reduced by the difference between the original face value security and the current value of the defaulted security.

      Credit-linked notes typically are privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the credit-linked note will default or become bankrupt. The Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked note.

      The market for credit-linked notes is, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked notes. In certain cases, a market price for a credit-linked note may not be available. The collateral for a credit-linked note is one or more credit default swaps, which, as described above, are subject to additional risk.

      New financial products continue to be developed and the Fund may invest in any products that may be developed to the extent consistent with its investment objectives and the regulatory and federal tax requirements applicable to investment companies.

      Interest Rate and Other Hedging Transactions. The Fund may enter into various interest rate hedging and risk management transactions. Certain of these interest rate hedging and risk management transactions involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives, with many different uses. The Fund expects to enter into these transactions primarily to seek to preserve a return on a particular investment or portion of its portfolio, and also may enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments the Fund owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Fund's portfolio. The Fund also may engage in hedging transactions to seek to protect the value of its portfolio against declines in net asset value resulting from changes in interest rates or other market changes. Market conditions will determine whether and in what circumstances the Fund would employ any of the hedging and risk management techniques described below. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Fund's portfolio securities. The Fund believes that the Advisor possesses the skills necessary for the successful utilization of hedging and risk management transactions. The Fund will incur brokerage and other costs in connection with its hedging transactions.

      The Fund may enter into interest rate swaps or total rate of return swaps or purchase or sell interest rate caps or floors. Interest rate swaps involve the exchange by the Fund with another party of their respective obligations to pay or receive interest, e.g., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments. The Fund could exchange the Borrower's obligation to make fixed rate payments for one-year for an obligation to make payments that readjust monthly.

      The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling the interest rate floor.

      In circumstances in which the Advisor anticipates that interest rates will decline, the Fund might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Fund would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive in respect of the portfolio assets being hedged. In the case where the Fund purchases an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Fund's counterparty would pay the Fund amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Fund would receive in respect of floating rate portfolio assets being hedged.

      The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of financial instruments depends on the Advisor's ability to predict correctly the direction and extent of movements in interest rates.

      Although the Fund believes that use of the hedging and risk management techniques described above will benefit the Fund, if the Advisor's judgment about the direction or extent of the movement in interest rates is incorrect, the Fund's overall performance would be worse than if it had not entered into any such transactions.

      Because these hedging transactions are entered into for good-faith risk management purposes, the Advisor and the Fund believe these obligations do not constitute senior securities. The Fund usually will enter into interest rate swaps on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into a swap on other than a net basis, the Fund will maintain in the segregated account the full amount of the Fund's obligations under each swap. Accordingly, the Fund does not treat swaps as senior securities. The Fund may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the Advisor, pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Trustees, to be creditworthy. If a default occurs by the other party to the transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Advisor believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

      The Fund also may engage in credit derivative transactions. Default risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Advisor is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Advisor is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. Credit derivative transaction exposure will be limited to 20% of the Managed Assets of the Fund. Such exposure will be attained through the use of derivatives and through credit default swap transactions and credit linked securities, as discussed above.

      General Limitations on Strategic Transactions. Subject to the Fund's non-fundamental investment policies, the Fund may engage in certain Strategic Transactions either for bona fide hedging or for other purposes as permitted by the Commodity Futures Trading Commission (the "CFTC"). These purposes may include, for example, using futures and options on futures as a substitute for the purchase or sale of securities to increase or reduce exposure to particular markets. The Fund relies on a CFTC rule which provides for an exclusion for the Fund from the definition of commodity pool operator ("CPO"). The Advisor has also relied on another CFTC rule which provides an exclusion from the definition of commodity trading advisor ("CTA") for persons which are excluded from the CPO definition as described above and whose commodity interest advisory activities are solely incidental to the operation of the Fund. As a result of these exclusions, neither the Advisor nor the Fund have been subject to registration or regulation as a CTA or CPO, as applicable. However, the CFTC has adopted rule amendments which would require operators of registered investment companies to either limit such investment companies' use of futures, options on futures and swaps or submit to dual regulation by the CFTC and the Commission. The status of these amendments is unclear because of litigation against the CFTC challenging the amendments. The rule amendments limit transactions in commodity futures, commodity option contracts and swaps for non-hedging purposes by either (a) limiting the aggregate initial margin and premiums required to establish non-hedging commodities positions to not more than 5% of the liquidation value of the Fund's portfolio after taking into account unrealized profits and losses on any such contract or (b) limiting the aggregate net notional value of non-hedging commodities positions to not more than 100% of the liquidation value of the Fund's portfolio after taking into account unrealized profits and losses on such positions. Upon the effective compliance date of the amended rules, the Advisor intends to claim an exclusion from the definition of a CPO with respect to the Fund under the amended rules. If, in the future, the Advisor is not able to rely on such an exclusion, it will register as a CPO with the CFTC. In the event the Advisor is required to register with the CFTC, it will become subject to additional recordkeeping and reporting requirements with respect to the Fund. The Fund reserves the right to engage in transactions involving futures, options thereon and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies.

      Other Risks of Strategic Transactions. The derivatives markets have become subject to comprehensive statutes, regulations and margin requirements. In particular, in the United States the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") was signed into law in July 2010 and could impact and restrict the Fund's ability to use certain Strategic Transactions. The implementation of the Dodd-Frank Act may impact the availability, liquidity and cost of Strategic Transactions, including potentially limiting or restricting the ability of the Fund to use certain Strategic Transactions or certain counterparties as a part of its investment strategy, increasing the costs of using these Strategic Transactions or making them less effective. For instance, the Dodd-Frank Act requires most over-the-counter derivatives to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for the Fund. The SEC has also indicated that it may adopt new policies on the use of derivatives by registered investment companies. Such policies could affect the nature and extent of Strategic Transactions used by the Fund.

STRUCTURED NOTES AND RELATED INSTRUMENTS

      The Fund may invest up to 5% of its Managed Assets in "structured" notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded" index), such as selected securities or debt investments, an index of such, or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. The terms of structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. As a result, a relatively small decline in the value of a referenced Senior Loan or basket of Senior Loans could result in a relatively large loss in the value of a structured note.

LENDING OF SECURITIES

      Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities in any amount to brokers, dealers and financial institutions, provided that loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on the securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of the loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

      A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed to be creditworthy. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

      Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of its rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders, administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

OTHER INVESTMENT COMPANIES

      The Fund may invest its Managed Assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. For instance, the Fund may purchase a synthetic composite of performance of the leveraged loan market through credit derivatives based on widely traded leveraged, or high yield, loans. The Fund generally expects that it may invest in other investment companies and/or pooled investment vehicles or similar indices either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or preferred shares and/or borrowings, or during periods when there is a shortage of attractive securities of the types in which the Fund may invest in directly available in the market. As an investor in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and administrative fees with respect to assets so invested. The Fund's common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Advisor will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Fund may invest directly. In addition, the securities of other investment companies also may be leveraged and therefore will be subject to the same leverage risks described herein. As described in the section entitled "Risks--Leverage Risk" in the Prospectus, the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. The Fund will treat its investments in such investment companies as investments in Senior Loans for all purposes, such as for purposes of determining compliance with the requirement set forth above that at least 80% of the Fund's Managed Assets be invested under normal market circumstances in Senior Loans.

TEMPORARY INVESTMENTS AND DEFENSIVE POSITION.

      During the period where the net proceeds of this offering of Common Shares, the issuance of Preferred Shares, if any, and/or Borrowings are being invested or during periods in which the Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its net assets in cash, cash equivalents or other securities. The Advisor's determination that it is temporarily unable to follow the Fund's investment strategy or that it is impracticable to do so generally will occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, the Fund may not pursue or achieve its investment objectives.

      Cash and cash equivalents are defined to include, without limitation, the following:

             (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

             (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000, therefore, certificates of deposit purchased by the Fund may not be fully insured.

             (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. Pursuant to the Fund's policies and procedures, the Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Advisor monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Advisor does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

             (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Advisor will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a NRSRO and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

             (5) The Fund may invest in bankers' acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

             (6) The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

             (7) The Fund may invest in shares of money market funds in accordance with the provisions of the 1940 Act.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

      The general supervision of the duties performed for the Fund under the Investment Management Agreement is the responsibility of the Board of Trustees. There are five Trustees of the Fund, one of whom is an "interested person" (as the term is defined in the 1940 Act) ("Interested Trustee") and four of whom are Trustees who are not officers or employees of First Trust Advisors L.P, the Fund's investment advisor ("First Trust Advisors" or the "Advisor"), or any of its affiliates ("Independent Trustees"). The Trustees set broad policies for the Fund, choose the Fund's officers and hire the Fund's investment advisor and other service providers. The Board of Trustees is divided into three classes:
Class I, Class II and Class III. In connection with the organization of the Fund, each Trustee was elected for one initial term, the length of which depends on the class, as more fully described below. Subsequently, the Trustees in each class are elected to serve for a term expiring at the third succeeding annual shareholder meeting subsequent to their election at an annual meeting, in each case until their respective successors are duly elected and qualified, as described below. Each Trustee, except for James A. Bowen, is an Independent Trustee. Mr. Bowen is an Interested Trustee due to his position as Chief Executive Officer of First Trust Advisors. The officers of the Fund manage the day-to-day operations and are responsible to the Fund's Board of Trustees. The officers of the Fund serve indefinite terms. The following is a list of the Trustees and officers of the Fund and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they hold, if applicable.

                                                                                                       NUMBER OF
                                                                                                     PORTFOLIOS IN
                                                       TERM OF OFFICE(2)                            THE FIRST TRUST       OTHER
                                                         AND YEAR FIRST                              FUND COMPLEX     DIRECTORSHIPS
                                  POSITION AND OFFICES     ELECTED OR       PRINCIPAL OCCUPATIONS     OVERSEEN BY        HELD BY
NAME, ADDRESS AND DATE OF BIRTH        WITH FUND           APPOINTED       DURING THE PAST 5 YEARS      TRUSTEE          TRUSTEE

Trustee who is an Interested
Person of the Fund
----------------------------

James A. Bowen(1)                Chairman of the       o Class III        Chief Executive Officer   103 Portfolios  None
120 East Liberty Drive,          Board and Trustee       (3)(4)           (December 2010 to
  Suite 400                                                               Present), President
Wheaton, IL 60187                                                         (until December 2010),
D.O.B.: 09/55                                          o 2004             First Trust Advisors
                                                                          L.P. and First Trust
                                                                          Portfolios L.P.;
                                                                          Chairman of the Board of
                                                                          Directors, BondWave LLC
                                                                          (Software Development
                                                                          Company/Investment
                                                                          Advisor) and Stonebridge
                                                                          Advisors LLC
                                                                          (Investment Advisor)

Independent Trustees
----------------------------

Richard E. Erickson              Trustee               o Class I (3)(4)   Physician; President,     103 Portfolios  None
c/o First Trust Advisors L.P.                                             Wheaton Orthopedics;
120 East Liberty Drive,                                                   Co-owner and Co-Director
  Suite 400                                            o 2004             (January 1996 to May
Wheaton, IL 60187                                                         2007), Sports Med Center
D.O.B.: 04/51                                                             for Fitness; Limited
                                                                          Partner, Gundersen Real
                                                                          Estate Limited
                                                                          Partnership; Member,
                                                                          Sportsmed LLC

Thomas R. Kadlec                 Trustee               o Class I (3)(4)   President (March 2010     103 Portfolios  Director of ADM
c/o First Trust Advisors L.P.                                             to Present), Senior                       Investor
120 East Liberty Drive,                                o 2004             Vice President and                        Services, Inc.;
  Suite 400                                                               Chief Financial                           ADM Investor
Wheaton, IL 60187                                                         Officer (May 2007                         Services
D.O.B.: 11/57                                                             to March 2010),                           International;
                                                                          Vice President                            and ADM Investor
                                                                          and Chief Financial                       Services Hong
                                                                          Officer (1990 to                          Kong Ltd.
                                                                          May 2007), ADM
                                                                          Investor Services, Inc.
                                                                          (Futures Commission
                                                                          Merchant)

Robert F. Keith                  Trustee               o Class III        President (2003 to        103 Portfolios  Director of
c/o First Trust Advisors L.P.                            (3)(4)           Present), Hibs                            Trust Company of
120 East Liberty Drive,                                                   Enterprises (Financial                    Illinois
  Suite 400                                            o 2006             and Management
Wheaton, IL 60187                                                         Consulting)
D.O.B.: 11/56


                                       29


                                                                                                       NUMBER OF
                                                                                                     PORTFOLIOS IN
                                                       TERM OF OFFICE(2)                            THE FIRST TRUST       OTHER
                                                         AND YEAR FIRST                              FUND COMPLEX     DIRECTORSHIPS
                                  POSITION AND OFFICES     ELECTED OR       PRINCIPAL OCCUPATIONS     OVERSEEN BY        HELD BY
NAME, ADDRESS AND DATE OF BIRTH        WITH FUND           APPOINTED       DURING THE PAST 5 YEARS      TRUSTEE          TRUSTEE


Niel B. Nielson                  Trustee               o Class II (3)(4)  President and Chief       103 Portfolios  Director of
c/o First Trust Advisors L.P.                                             Executive Officer (July                   Covenant
120 East Liberty Drive,                                o 2004             2012 to Present), Dew                     Transport Inc.
  Suite 400                                                               Learning LLC
Wheaton, IL 60187                                                         (Educational Products
D.O.B.: 03/54                                                             and Services); President
                                                                          (June 2002 to June
                                                                          2012), Covenant College

Officers of the Fund
----------------------------

Mark R. Bradley                  President and Chief   o Indefinite term  Chief Financial Officer   N/A             N/A
120 East Liberty Drive           Executive Officer                        and Chief Operating
  Suite 400                                                               Officer (December 2010
Wheaton, IL 60187                                      o President and    to Present), First Trust
D.O.B.: 11/57                                            Chief Executive  Advisors L.P. and First
                                                         Officer since    Trust Portfolios L.P.;
                                                         January 2012     Chief Financial Officer,
                                                                          BondWave LLC (Software
                                                       o Treasurer,       Development
                                                         Chief Financial  Company/Investment
                                                         Officer and      Advisor) and Stonebridge
                                                         Chief            Advisors LLC (Investment
                                                         Accounting       Advisor)
                                                         Officer from
                                                         Fund inception
                                                         to January 2012


James M. Dykas                   Treasurer, Chief      o Indefinite term  Controller (January 2011  N/A             N/A
120 East Liberty Drive           Financial Officer                        to Present), Senior Vice
  Suite 400                      and Chief Accounting  o Treasurer,       President (April 2007 to
Wheaton, IL 60187                Officer                 Chief Financial  Present), First Trust
D.O.B.: 01/66                                            Officer and      Advisors L.P. and First
                                                         Chief            Trust Portfolios L.P.
                                                         Accounting
                                                         Officer since
                                                         January 2012

                                                       o Assistant
                                                         Treasurer from
                                                         December 2005
                                                         to January 2012

W. Scott Jardine                 Secretary and Chief   o Indefinite term  General Counsel, First    N/A             N/A
120 East Liberty Drive           Legal Officer                            Trust Advisors L.P.,
  Suite 400                                            o 2004             First Trust Portfolios
Wheaton, IL 60187                                                         L.P. and BondWave LLC
D.O.B.: 05/60                                                             (August 2009 to Present)
                                                                          (Software Development
                                                                          Company/Investment
                                                                          Advisor); Secretary of
                                                                          Stonebridge Advisors LLC
                                                                          (Investment Advisor)

Daniel J. Lindquist              Vice President        o Indefinite term  Senior Vice President     N/A             N/A
120 East Liberty Drive                                                    (September 2005 to
  Suite 400                                            o 2005             Present), First Trust
Wheaton, IL 60187                                                         Advisors L.P. and First
D.O.B.: 02/70                                                             Trust Portfolios L.P.


                                       30


                                                                                                       NUMBER OF
                                                                                                     PORTFOLIOS IN
                                                       TERM OF OFFICE(2)                            THE FIRST TRUST       OTHER
                                                         AND YEAR FIRST                              FUND COMPLEX     DIRECTORSHIPS
                                  POSITION AND OFFICES     ELECTED OR       PRINCIPAL OCCUPATIONS     OVERSEEN BY        HELD BY
NAME, ADDRESS AND DATE OF BIRTH        WITH FUND           APPOINTED       DURING THE PAST 5 YEARS      TRUSTEE          TRUSTEE

Kristi A. Maher                  Assistant Secretary   o Indefinite term  Deputy General Counsel    N/A             N/A
120 East Liberty Drive           and Chief Compliance                     (May 2007 to Present),
  Suite 400                      Officer               o Assistant        First Trust Advisors
Wheaton, IL 60187                                        Secretary since  L.P. and First Trust
D.O.B.: 12/66                                            2004 and CCO     Portfolios L.P.
                                                         since 2011

--------------------
(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as Chief Executive Officer of First Trust Advisors, the investment advisor of the Fund.
(2)   Officers of the Fund have an indefinite term.
(3) Currently, Richard E. Erickson and Thomas R. Kadlec, as Class I Trustees, are each serving as a trustee until the Fund's 2014 annual meeting of shareholders. Niel B. Nielson, as a Class II Trustee, is serving as a trustee until the Fund's 2015 annual meeting of shareholders. James A. Bowen and Robert F. Keith, as Class III Trustees, are each serving as trustees until the Fund's 2013 annual meeting of shareholders.
(4) Each Trustee has served in such capacity since the Fund's inception except for Robert F. Keith, who was elected in June 2006.

UNITARY BOARD LEADERSHIP STRUCTURE

      Each Trustee serves as a trustee of all open-end and closed-end funds in the First Trust Fund Complex (as defined below), which is known as a "unitary" board leadership structure. Each Trustee currently serves as a trustee of the Fund; First Trust Series Fund, First Trust Variable Insurance Trust and First Defined Portfolio Fund, LLC, open-end funds with twelve portfolios advised by First Trust Advisors; First Trust Intermediate Duration Preferred & Income Fund; First Trust Energy Infrastructure Fund, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Dividend and Income Fund and First Trust High Income Long/Short Fund, closed-end funds advised by First Trust Advisors; and First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded AlphaDEX(R) Fund and First Trust Exchange-Traded AlphaDEX(R) Fund II, exchange-traded funds with 77 portfolios advised by First Trust Advisors (each a "First Trust Fund" and collectively, the "First Trust Fund Complex"). None of the Trustees who are not "interested persons" of the Fund, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust Advisors, First Trust Portfolios L.P. or their affiliates. Mr. Bowen serves as the Chairman of the Board of each Fund in the First Trust Fund Complex. Mr. Mark
R. Bradley and the other officers of the Fund (other than Mr. Christopher Fallow) hold the same positions with the other funds in the First Trust Fund Complex as they hold with the Fund. Mr. Fallow serves as Assistant Vice President of all the closed-end funds and the First Trust Series Fund only.

      The same five persons serve as Trustees on the Fund's Board of Trustees and on the boards of all other First Trust Funds. The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. In addition, all of the First Trust closed-end funds are managed by the Advisor and thirteen of the fourteen First Trust closed-end funds employ common service providers for custody, fund accounting, administration and transfer agency that provide substantially similar services to these closed-end funds pursuant to substantially similar contractual arrangements. Because of the similar and often overlapping issues facing the First Trust Funds, including the Fund, the Board of the First Trust Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board, the overall composition of which, as a body, possesses the appropriate skills, diversity, independence and experience to oversee the business of the First Trust Funds.

      Annually, the Board of Trustees reviews its governance structure and the committee structures, their performance and functions and any processes that would enhance Board governance over the business of the First Trust Funds. The Board of Trustees has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole. The Interested Trustee serves as the Chairman of the Board of each Fund and, prior to January 23, 2012, also served as the Chief Executive Officer and President of each Fund.

      In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board of Trustees has a Lead Independent Trustee who is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the service providers of the First Trust Funds, particularly the Advisor; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and currently serves a two-year term or until his successor is selected. Robert F. Keith currently serves as the Lead Independent Trustee. Commencing January 1, 2014, the Lead Independent Trustee will serve a three year term.

      The Board of Trustees has established four standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board and its committees meet frequently throughout the year to oversee the activities of the First Trust Funds, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements, and review the performance of the First Trust Funds. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings (other than meetings of the Executive Committee). Generally, the Board of Trustees acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

      The three committee chairs and the Lead Independent Trustee rotate every two years in serving as chair of the Audit Committee, the Nominating and Governance Committee or the Valuation Committee, or as Lead Independent Trustee. Commencing January 1, 2014, the three committee Chairmen and the Lead Independent Trustee will rotate every three years. The Lead Independent Trustee also serves on the Executive Committee with the Interested Trustee.

      The four standing committees of the Board of Trustees are: the Executive Committee (and Pricing and Dividend Committee), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Fund's Declaration of Trust and By-Laws. The members of the Executive Committee also serve as a special committee of the Board of Trustees known as the Pricing and Dividend Committee, which is authorized to exercise all of the powers and authority of the Board of Trustees in respect of the issuance and sale, through an underwritten public offering, of the Common Shares of the Fund and all other such matters relating to such financing, including determining the price at which such Common Shares are to be sold, approval of the final terms of the underwriting agreement, and approval of the members of the underwriting syndicate. Such committee is also responsible for the declaration and setting of dividends. Mr. Keith and Mr. Bowen are members of the Executive Committee. During the last fiscal year, the Executive Committee held 12 meetings.

      The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Board of Trustees. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Nominating and Governance Committee, and each is an Independent Trustee who is also an "independent director" within the meaning of the listing standards of the NYSE. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund's website at http://www.ftportfolios.com. If there is no vacancy on the Board of Trustees, the Board of Trustees will not actively seek recommendations from other parties, including shareholders. The Nominating and Governance Committee will not consider new trustee candidates who are 72 years of age or older or will turn 72 years old during the initial term. The Board of Trustees has also adopted a mandatory retirement age of 72. When a vacancy on the Board of Trustees of a First Trust Fund occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the applicable First Trust Fund. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund shall mail such recommendation to W. Scott Jardine, Secretary, at the Fund's address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate's background, including their education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an "interested person" in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate's independence; and (v) any other information that may be helpful to the Nominating and Governance Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board of Trustees or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating and Governance Committee and the counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination. During the last fiscal year, the Nominating and Governance Committee held 4 meetings.

      The Valuation Committee is responsible for the oversight of the pricing procedures of the Fund. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Valuation Committee. During the last fiscal year, the Valuation Committee held 4 meetings.

      The Audit Committee is responsible for overseeing the Fund's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to approval of the Board of Trustees). Messrs. Erickson, Kadlec, Keith and Nielson, all of whom are "independent" as defined in the listing standards of the NYSE, serve on the Audit Committee. Messrs. Kadlec and Keith have been determined to qualify as an "Audit Committee Financial Expert" as such term is defined in Form N-CSR. During the last fiscal year, the Audit Committee held 9 meetings.

RISK OVERSIGHT

      As part of the general oversight of the Fund, the Board of Trustees is involved in the risk oversight of the Fund. The Board of Trustees has adopted and periodically reviews policies and procedures designed to address the Fund's risks. Oversight of investment and compliance risk is performed primarily at the Board level in conjunction with the Advisor's investment oversight group and the Fund's Chief Compliance Officer ("CCO"). Oversight of other risks also occurs at the committee level. The Advisor's investment oversight group reports to the Board of Trustees at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. The Board of Trustees reviews reports on the Fund's and the service providers' compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund's and the service providers' compliance programs. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Advisor the Fund's major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including the Fund's risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Fund. The Valuation Committee monitors valuation risk and compliance with the Fund's Valuation Procedures and oversees the pricing agents and actions by the Advisor's Pricing Committee with respect to the valuation of portfolio securities.

      Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Advisor or other service providers. Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve the Fund's goals. As a result of the foregoing and other factors, the Fund's ability to manage risk is subject to substantial limitations.

BOARD DIVERSIFICATION AND TRUSTEE QUALIFICATIONS

      As described above, the Nominating and Governance Committee of the Board of Trustees oversees matters related to the nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board of Trustees with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability, and if qualifying as an Independent Trustee, independence from the Advisor, underwriters or other service providers, including any affiliates of these entities.

      Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this Statement of Additional Information, that each Trustee should serve as a trustee.

      Independent Trustees. Richard E. Erickson, M.D., is an orthopedic surgeon and President of Wheaton Orthopedics. He also has been a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a Trustee of the Fund since its inception and of the First Trust Funds since 1999. Dr. Erickson has also served as the Lead Independent Trustee (2008 - 2009), Chairman of the Nominating and Governance Committee (2003 - 2007) and Chairman of the Valuation Committee (June 2006 - 2007 and 2010 - 2011) of the First Trust Funds. He currently serves as Chairman of the Audit Committee (since January 1, 2012) of the First Trust Funds.

      Thomas R. Kadlec is President of ADM Investor Services Inc. ("ADMIS"), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company ("ADM"). Mr. Kadlec has been employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec serves on the boards of several international affiliates of ADMIS and is a member of ADM's Integrated Risk Committee, which is tasked with the duty of implementing and communicating enterprise-wide risk management. Mr. Kadlec has served as a Trustee of the Fund since its inception. Mr. Kadlec has also served on the Executive Committee since the organization of the first First Trust closed-end fund in 2003 until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007. He also served as Chairman of the Valuation Committee (2008 - 2009) and Chairman of the

Audit Committee (2010 - 2011) and currently serves as Chairman of the Nominating and Governance Committee (since January 1, 2012) of the First Trust Funds.

      Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2003. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas, five years as President and COO of ServiceMaster Management Services Company and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster's expansion of its Management Services division into Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the First Trust Funds since June 2006. Mr. Keith has also served as the Chairman of the Audit Committee (2008 - 2009) and Chairman of the Nominating and Governance Committee (2010 - 2011) of the First Trust Funds. He currently serves as Lead Independent Trustee and on the Executive Committee (since January 1, 2012) of the First Trust Funds.

      Niel B. Nielson, Ph.D., has served as President and Chief Executive Officer of Dew Learning LLC (a global provider of digital and on-line educational products and services) since 2012. Mr. Nielson formerly served as President of Covenant College (2002 - 2012), and as a partner and trader (of options and futures contracts for hedging options) for Ritchie Capital Markets Group (1996 - 1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company, and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. ("CRT"). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of the Fund since its inception and of the First Trust Funds since 1999. Mr. Nielson has also served as the Chairman of the Audit Committee (2003 - 2006), Chairman of the Nominating and Governance Committee (2008 - 2009) and as Lead Independent Trustee (2010 - 2011) of the First Trust Funds. He currently serves as Chairman of the Valuation Committee (since January 1, 2012) of the First Trust Funds.

      Interested Trustee. James A. Bowen is the Chairman of the Board of the First Trust Funds and Chief Executive Officer of First Trust Advisors L.P. and First Trust Portfolios L.P., and until January 23, 2012, also served as President and Chief Executive Officer of the First Trust Funds. Mr. Bowen also serves on the Executive Committee. He has over 26 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served as a Trustee of the Fund since its inception and of the First Trust Funds since 1999.

      As described above, the Board of Trustees is divided into three classes and, in connection with the organization of the Fund, each initial Trustee was elected for an initial term of one, two or three years depending on the class. Subsequently, the Trustees in each class are elected to serve for a term expiring at the third succeeding annual shareholder meeting subsequent to their election at an annual meeting, in each case until their respective successors are duly elected and qualified, as described below. At each annual meeting, the Trustees chosen to succeed those whose terms are expiring shall be identified as being of the same class as the Trustees whom they succeed. Holders of any Preferred Shares will be entitled to elect a majority of the Fund's Trustees under certain circumstances. See "Description of Shares--Preferred Shares--Voting Rights" in the Prospectus.

      Each Independent Trustee is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are also reimbursed by the investment companies in the First Trust Fund Complex for travel and out-of-pocket expenses incurred in connection with all meetings. The officers and "Interested Trustee" receive no compensation from the Fund for acting in such capacities.

      The following table sets forth compensation paid by the Fund during the Fund's last fiscal year to each of the Independent Trustees and total compensation paid to each of the Independent Trustees by the First Trust Fund Complex for a full calendar year. The Fund has no retirement or pension plans. The officers and the Trustee who is an "interested person" as designated above serve without any compensation from the Fund. The Fund's officers are compensated by First Trust Advisors.

                                                 AGGREGATE                         TOTAL COMPENSATION
 NAME OF TRUSTEE                        COMPENSATION FROM FUND (1)           FROM FUND AND FUND COMPLEX(2)
 Richard E. Erickson                                $8,263                             $276,500
 Thomas R. Kadlec                                   $8,105                             $271,500
 Robert F. Keith                                    $8,447                             $282,250
 Niel B. Nielson                                    $8,221                             $275,249

--------------------
(1) The compensation paid by the Fund to the Independent Trustees for the last fiscal year for services to the Fund.

(2) The total estimated compensation to be paid to Messrs. Erickson, Kadlec, Keith and Nielson, Independent Trustees, from the Fund and the First Trust Fund Complex for a full calendar year is based on estimated compensation to be paid to these Trustees for a full calendar year for services as Trustees to the Fund and the First Trust Series Fund, the First Trust Variable Insurance Trust and the First Defined Portfolio Fund, LLC, open-end funds (with twelve portfolios), the First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded AlphaDEX(R) Fund and First Trust Exchange-Traded AlphaDEX(R) Fund II, exchange-traded funds, plus estimated compensation to be paid to these Trustees by the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, the First Trust Energy Income and Growth Fund, the First Trust Enhanced Equity Income Fund, the First Trust/Aberdeen Global Opportunity Income Fund, the First Trust Mortgage Income Fund, the First Trust Strategic High Income Fund II, the First Trust/Aberdeen Emerging Opportunity Fund, the First Trust Specialty Finance and Financial Opportunities Fund, the First Trust Dividend and Income Fund, the First Trust High Income Long/Short Fund, the First Trust Energy Infrastructure Fund and the First Trust Intermediate Duration & Preferred Income Fund.

      The Fund has no employees. Its officers are compensated by First Trust Advisors. The shareholders of the Fund will elect certain Trustees for a three-year term at the next annual meeting of shareholders.

      The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Fund and in other funds overseen by the Trustees in the First Trust Fund Complex as of December 31, 2012:

                                                               AGGREGATE DOLLAR RANGE OF
                                                                  EQUITY SECURITIES IN
                                  DOLLAR RANGE OF              ALL REGISTERED INVESTMENT
                                 EQUITY SECURITIES          COMPANIES OVERSEEN BY TRUSTEE IN
TRUSTEE                             IN THE FUND                 FIRST TRUST FUND COMPLEX
James A. Bowen                   $10,001 - $50,000                  $10,001 - $50,000
Richard E. Erickson                 $1 - $10,000                      Over $100,000
Thomas R. Kadlec                    $1 - $10,000                      Over $100,000
Robert F. Keith                         None                          Over $100,000
Niel B. Nielson                     $1 - $10,000                      Over $100,000

      As of June 30, 2013, the Independent Trustees of the Fund and immediate family members do not own beneficially or of record any class of securities of an investment advisor or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund.

      As of December 31, 2012, the officers and Trustees, in the aggregate, owned less than 1% of the shares of the Fund.

CONTROL PERSONS

      To the knowledge of the Fund, as of July 22, 2013, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) beneficially owned more than 5% of the Fund's outstanding common shares, except as described in the following table. Information as to beneficial ownership of common shares, including percentage of common shares beneficially owned, is based on reports filed with the Commission by such holders and a securities position listing report from The Depository Trust & Clearing Corporation as of July 22, 2013. The Fund does not have any knowledge of the identity of the ultimate beneficiaries of the common shares of beneficial interest listed below. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of control.

                                                                                          NUMBER OF
                        SHAREHOLDER AND ADDRESS                   PERCENT OWNERSHIP      SHARES HELD
                        -----------------------                   -----------------      -----------

Bank of America Corporation                                            5.18%*             1,313,474*
100 North Tryon Street, Floor 25
Charlotte, NC 28255

First Clearing, LLC                                                    13.57%             3,602,014
One North Jefferson Street
St. Louis, MO 63103

Merrill Lynch, Pierce Fenner & Smith Safekeeping                       42.95%             11,398,938
101 Hudson Street, 8th Floor
Jersey City, NJ 07302

Raymond James & Associates, Inc.                                        7.85%             2,084,439
880 Carillon Parkway
P.O. Box 12749
St. Petersburg, FL 33716

UBS Financial                                                           5.71%             1,515,942
1200 Harbor Blvd.
Weehawken, NJ 07086

* Information is according to Schedule 13G filed by the reporting person with the Commission on February 14, 2013 on behalf of itself and its wholly-owned subsidiaries, Merrill Lynch Pierce Fenner & Smith and Bank of America, N.A.


                               INVESTMENT ADVISOR

      First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment advisor to the Fund. First Trust Advisors serves as investment advisor or portfolio supervisor to investment portfolios with approximately $73 billion in assets which it managed or supervised as of July 31, 2013. As investment advisor, First Trust Advisors provides the Fund with professional investment supervision and management and permits any of its officers or employees to serve without compensation as Trustees or officers of the Fund if elected to such positions. First Trust Advisors is also responsible for the day-to-day management of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services. The Advisor's Leveraged Finance Investment Team is responsible for determining the Fund's overall investment strategy and overseeing its implementation.

      The experienced professionals comprising the Advisor's Leveraged Finance Investment Team currently manage assets that total approximately $989 million as of July 31, 2013. The team's experience includes managing Senior Loans in both the United States and Europe, managing high-yield debt and corporate restructuring expertise. The team, led by William Housey and Scott Fries, has managed institutional separate accounts, commingled funds, structured products and retail funds.

      William Housey, CFA, joined First Trust Advisors in June 2010 as Senior Portfolio Manager for the Leveraged Finance Investment Team and has 16 years of investment experience. Mr. Housey is a Senior Vice President of First Trust Advisors, L.P. Prior to joining First Trust Advisors, Mr. Housey was at Morgan Stanley/Van Kampen Funds, Inc. for 11 years and served as Executive Director and Co-Portfolio Manager. Mr. Housey has extensive experience in portfolio management of both leveraged and unleveraged credit products, including Senior Loans, high-yield bonds, credit derivatives and corporate restructurings. Mr. Housey received a B.S. in Finance from Eastern Illinois University and an M.B.A. in Finance as well as Management and Strategy from Northwestern University's Kellogg School of Business. He holds the FINRA Series 7, Series 52 and Series 63 licenses. Mr. Housey also holds the Chartered Financial Analyst designation. He is a member of the CFA Institute and the CFA Society of Chicago.

      Scott Fries, CFA, joined First Trust Advisors in June 2010 as Co-Portfolio Manager in the Leveraged Finance Investment Team and has 18 years of investment industry experience. Mr. Fries is a Vice President of First Trust Advisors, L.P. Prior to joining First Trust Advisors, Mr. Fries spent 15 years at Morgan Stanley/Van Kampen Funds, Inc., where he most recently served as Executive Director and Co-Portfolio Manager of Institutional Separately Managed Accounts. Mr. Fries received a B.A. in International Business from Illinois Wesleyan

University and an M.B.A. in Finance from DePaul University. Mr. Fries holds the Chartered Financial Analyst designation. He is a member of the CFA Institute and the CFA Society of Chicago.

-----------------------------------------------------------------------------------------------------------------------------------
                                    NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE
                                                        AS OF JUNE 30, 2013
-----------------------------------------------------------------------------------------------------------------------------------

                                             REGISTERED                       OTHER POOLED
                      REGISTERED             INVESTMENT                        INVESTMENT
                      INVESTMENT             COMPANIES            OTHER         VEHICLES                          OTHER ACCOUNTS
                       COMPANIES             SUBJECT TO          POOLED        SUBJECT TO                           SUBJECT TO
   PORTFOLIO        (OTHER THAN THE      PERFORMANCE-BASED     INVESTMENT   PERFORMANCE-BASED       OTHER        PERFORMANCE-BASED
    MANAGER              FUND)             ADVISORY FEES        VEHICLES      ADVISORY FEES       ACCOUNTS         ADVISORY FEES
-----------------------------------------------------------------------------------------------------------------------------------
William Housey    Number: 3                Number: 0           Number: 0      Number: 0          Number: 0        Number: 0
                  Assets: $118.5 million   Assets: $0          Assets: $0     Assets: $0         Assets: $0       Assets: $0
-----------------------------------------------------------------------------------------------------------------------------------
Scott Fries       Number: 3                Number: 0           Number: 0      Number: 0          Number: 0        Number: 0
                  Assets: $118.5 million   Assets: $0          Assets: $0     Assets: $0         Assets: $0       Assets: $0
-----------------------------------------------------------------------------------------------------------------------------------

      Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the potential conflicts described below.

      The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Advisor seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

      If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple accounts. In addition, Section 17(d) of the 1940 Act may limit or prevent the Fund from participating in certain joint transactions with affiliated persons.

      With respect to securities transactions for the Fund, the Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which the Advisor acts as an adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of such fund or other account(s) involved.

      The Advisor and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

      The Advisor, subject to the Board of Trustees' supervision, provides the Fund with discretionary investment services. Specifically, the Advisor is responsible for managing the investments of the Fund in accordance with the Fund's investment objectives, policies and restrictions as provided in the Prospectus and this Statement of Additional Information, as may be subsequently changed by the Board of Trustees and communicated to the Advisor in writing. The Advisor further agrees to conform to all applicable laws and regulations of the Commission in all material respects and to conduct its activities under the Investment Management Agreement in all material respects in accordance with applicable regulations of any governmental authority pertaining to its investment advisory services. In the performance of its duties, the Advisor will in all material respects satisfy any applicable fiduciary duties it may have to the Fund, will monitor the Fund's investments, and will comply with the provisions of the Fund's Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Fund. The Advisor is responsible for effecting all security transactions for the Fund's assets.

      First Trust Advisors is an Illinois limited partnership formed in 1991 and an investment advisor registered with the Commission under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). First Trust Advisors has one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker/dealer services through their ownership interests. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of the Advisor. First Trust Advisors is controlled by Grace Partners and The Charger Corporation.

      First Trust Advisors is advisor or sub-advisor to 15 mutual funds, eight exchange-traded funds consisting of 77 series and 14 closed-end funds (including the Fund) and is the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. First Trust Portfolios L.P. specializes in the underwriting, trading and distribution of unit investment trusts and other securities. First Trust Portfolios L.P., an Illinois limited partnership formed in 1991, took over the First Trust product line and acts as sponsor for successive series of The First Trust Combined Series, FT Series (formerly known as The First Trust Special Situations Trust), The First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds and The First Trust GNMA. The First Trust product line commenced with the first insured unit investment trust in 1974, and to date, more than $200 billion in gross assets have been deposited in First Trust Portfolios L.P. unit investment trusts.

      First Trust Advisors acts as investment advisor to the Fund pursuant to an Investment Management Agreement. The Investment Management Agreement continues in effect from year to year after its initial two-year term so long as its continuation is approved at least annually by the Trustees including a majority of the Independent Trustees, or the vote of a majority of the outstanding voting securities of the Fund. It may be terminated at any time without the payment of any penalty upon 60 days' written notice by either party, or by a majority vote of the outstanding voting securities of the Fund or by the Board of Trustees (accompanied by appropriate notice), and will terminate automatically upon its assignment. The Investment Management Agreement may also be terminated, at any time, without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Advisor, or any officer or director of the Advisor, has taken any action which results in a breach of the material covenants of the Advisor set forth in the Investment Management Agreement. The Investment Management Agreement provides that First Trust Advisors shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if the recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement. As compensation for its services, the Fund pays First Trust Advisors a fee as described in the Prospectus. A discussion regarding the basis for approval by the Board of Trustees of the Fund's Investment Management Agreement with the Advisor will be available in the Fund's Annual Report to Shareholders for the year ended May 31, 2014. See "Management of the Fund--Investment Management Agreement" in the Fund's Prospectus.

      In addition to the fee of the Advisor, the Fund pays all other costs and expenses of its operations. The costs and expenses paid by the Fund include: compensation of its Trustees (other than the Trustee affiliated with the Advisor), custodian, transfer agent, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

      The Fund paid the Advisor $11,860,192 in total under the Investment Management Agreement during the last three fiscal years, of which $699,970 was paid by the Advisor to Four Corners Capital Management, LLC, the Fund's sub-adviser until October 12, 2010.

CODE OF ETHICS

      The Fund and the Advisor have each adopted codes of ethics that comply with Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the code to invest in securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 942-8090. The codes of ethics are available on the EDGAR Database on the Commission's website (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:

publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

                            PROXY VOTING PROCEDURES

      The Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

      A senior member of the Advisor is responsible for oversight of the Fund's proxy voting process. The Advisor has engaged the services of Institutional Shareholder Services, Inc. ("ISS") to make recommendations to the Advisor on the voting of proxies relating to securities held by the Fund. ISS provides voting recommendations based upon established guidelines and practices. The Advisor reviews ISS recommendations and frequently follows the ISS recommendations. However, on selected issues, the Advisor may not vote in accordance with the ISS recommendations when the Advisor believes that specific ISS recommendations are not in the best economic interest of the Fund. If the Advisor manages the assets of a company or its pension plan and any of the Advisor's clients hold any securities in that company, the Advisor will vote proxies relating to that company's securities in accordance with the ISS recommendations to avoid any conflict of interest. If a client requests the Advisor to follow specific voting guidelines or additional guidelines, the Advisor will review the request and inform the client only if the Advisor is not able to follow the client's request.

      The Advisor has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on the Advisor's general voting policies.

      When required by applicable regulations, information regarding how the Fund voted proxies (if any) relating to portfolio securities will be available:
(i) without charge, upon request, by calling (800) 988-5891; (ii) on the Fund's website at http://www.ftportfolios.com; and (iii) by accessing the Commission's website at http://www.sec.gov.

                             PORTFOLIO TRANSACTIONS

      The Advisor is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's securities business, the negotiation of the prices to be paid for principal trades and the allocation of its transactions among various dealer firms. Portfolio securities are normally purchased directly from an underwriter or in the over-the-counter market from the principal dealers in the securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from the Fund's affiliates except in compliance with the 1940 Act.

      With respect to interests in Senior Loans, the Fund may engage in privately negotiated transactions for purchase or sale in which the Advisor negotiates on behalf of the Fund. The Advisor identifies and chooses the Lenders from whom the Fund will purchase assignments and participations by considering their professional ability, level of service, relationship with the Borrower, financial condition, credit standards and quality of management. Although the Fund may hold interests in Senior Loans until maturity or prepayment of the Senior Loan, the illiquidity of many Senior Loans may restrict the ability of the Advisor to locate in a timely manner persons willing to purchase the Fund's interests in Senior Loans at a fair price should the Fund desire to sell its interests. See "Risks" in the Prospectus.

      Substantially all other portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, the Fund does not expect to pay any brokerage commissions. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include the spread between the bid and asked price. It is the policy of the Advisor to seek the best execution under the circumstances of each trade. The Advisor evaluates price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it is the Advisor's practice to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to the Advisor. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to the Advisor's own research efforts, the receipt of research information does not reduce significantly the Advisor's expenses. While the Advisor is primarily responsible for the placement of the business of the Fund, the policies and practices of the Advisor in this regard must be consistent with the foregoing and is, at all times, subject to review by the Board of Trustees of the Fund.

      Securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Advisor or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Advisor may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner which it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Fund that the benefits from the Advisor organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

                             DESCRIPTION OF SHARES

COMMON SHARES

      The beneficial interest of the Fund may be divided from time to time into shares of beneficial interest of such classes and of such designations and par values (if any) and with such rights, preferences, privileges and restrictions as shall be determined by the Trustees from time to time in their sole discretion, without shareholder vote. The Fund's Declaration of Trust initially authorizes the issuance of an unlimited number of common shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of preferred shares, if issued, have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust and By-Laws," non-assessable, and currently have no pre-emptive or conversion rights (except as may otherwise be determined by the Trustees in their sole discretion) or rights to cumulative voting in the election of Trustees.

      It is anticipated that the Common Shares will be approved for listing on the New York Stock Exchange, subject to notice of issuance. The trading or "ticker" symbol of the Common Shares will be "FCT". The Fund holds annual meetings of shareholders so long as the common shares of beneficial interest in the Fund are listed on a national securities exchange and such meetings are required as a condition to such listing.

      Shares of closed-end investment companies may frequently trade at prices lower than NAV. NAV will be reduced immediately following this offering after payment of the sales load and offering expenses. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above NAV or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Fund Shares; Conversion to Open-End Fund" below and "The Fund's Investments" in the Fund's Prospectus.

PREFERRED SHARE AUTHORIZATION

      Under the terms of the Declaration of Trust, the Board of Trustees has the authority in its sole discretion, without prior approval of the Fund's common shareholders, to authorize the issuance of preferred shares in one or more classes or series with such rights and terms, including voting rights, dividend rates, redemption provisions, liquidation preferences and conversion provisions, as determined by the Board of Trustees.

BORROWINGS

      The Declaration of Trust authorizes the Fund, without prior approval of the Fund's common shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) ("Borrowings") and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such Borrowings, the Fund may be required to maintain average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the borrowing instrument's stated interest rate. The Fund may borrow from banks and other financial institutions.

      Limitations on Borrowings. Under the requirements of the 1940 Act, the Fund, immediately after any Borrowings, must have an "asset coverage" of at least 300% (33 1/3% of Managed Assets after Borrowings). With respect to such Borrowings, "asset coverage" means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by the guidelines of one or more NRSROs which may issue ratings for short-term corporate debt securities and/or preferred shares issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

      Distribution Preference. The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the Fund's common shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to the Fund's common shareholders in certain circumstances.

      Voting Rights. The 1940 Act grants (in certain circumstances) to the lenders to the Fund certain voting rights in the event the asset coverage falls below specified levels. In the event that the Fund elects to be treated as a regulated investment company under the Code and such provisions would impair the Fund's status as a regulated investment company, the Fund, subject to its ability to liquidate its portfolio, intends to repay the Borrowings as soon as practicable. Any Borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

      The discussion above describes the Fund's Board of Trustees' present intention with respect to Borrowings. If authorized by the Board of Trustees, the terms of any Borrowings may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration of Trust.

           CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

      Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund solely by reason of his or her being a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

      The Declaration of Trust gives shareholders the right to vote only on certain specified matters. In addition to shareholder approvals required under the 1940 Act, such as the election of trustees in certain circumstances, approval of investment advisory contracts and the conversion of the Fund from a closed-end fund to an open-end fund, the Declaration of Trust requires shareholder approval for the removal of Trustees by shareholders, certain amendments to the Declaration of Trust, certain mergers or reorganizations, certain transactions involving a principal shareholder, the termination of the Fund in certain circumstances, to the same extent as shareholders of a Massachusetts business corporation with respect to derivative or class actions, and to any other matters required by law, the Declaration of Trust or submitted by the Trustees to shareholders.

      The Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The number of Trustees is currently five, but by action of a majority of the Trustees, the Board of Trustees may from time to time be increased or decreased. The Board of Trustees is divided into three classes of Trustees serving staggered three-year terms, with the terms of one class expiring at each annual meeting of shareholders. If the Fund issues Preferred Shares, the Fund may establish a separate class for the Trustees elected by the holders of the Preferred Shares. Subject to applicable provisions of the 1940 Act, vacancies on the Board of Trustees may be filled by a majority action of the remaining Trustees. Such provisions may work to delay a change in the majority of the Board of Trustees. The provisions of the Declaration of Trust relating to the election and removal of Trustees may be amended only by a vote of two-thirds of the outstanding shares. The By-Laws may be amended only by the Board of Trustees.

      Generally, the Declaration of Trust requires the affirmative vote or consent by holders of at least two-thirds of the shares outstanding and entitled to vote, except as described below, to authorize: (i) a conversion of the Fund from a closed-end to an open-end investment company; (ii) a merger or consolidation of the Fund with any corporation, association, trust or other organization, including a series or class of such other organization (subject to a limited exception if the acquiring fund is not an operating entity immediately prior to the transaction); (iii) a sale, lease or exchange of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities, in connection with the termination of the Fund, and other limited circumstances set forth in the Declaration of Trust); (iv) in certain circumstances, a termination of the Fund; (v) removal of Trustees by shareholders; or (vi) certain transactions in which a Principal Shareholder (as defined below) is a party to the transactions. However, with respect to items
(i), (ii) and (iii) above, if the applicable transaction has been already approved by the affirmative vote of two-thirds of the Trustees, then the majority of the outstanding voting securities as defined in the 1940 Act (a "Majority Shareholder Vote") is required. In addition, if there are then preferred shares outstanding, with respect to (i) above, two-thirds of the preferred shares voting as a separate class shall also be required unless the action has already been approved by two-thirds of the Trustees, in which case then a Majority Shareholder Vote is required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange. Further, in the case of items (ii) or
(iii) that constitute a plan of reorganization (as such term is used in the 1940
Act) which adversely affects the preferred shares within the meaning of Section 18(a)(2)(D) of the 1940 Act, except as may otherwise be required by law, the approval of the action in question will also require the affirmative vote of two-thirds of the preferred shares voting as a separate class, provided, however, that such separate class vote shall be by a Majority Shareholder Vote if the action in question has previously been approved by the affirmative vote of two-thirds of the Trustees.

      Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the shares outstanding and entitled to vote.

      As noted above, pursuant to the Declaration of Trust, the affirmative approval of two-thirds of the shares outstanding and entitled to vote, subject to certain exceptions, shall be required for the following transactions in which a Principal Shareholder (as defined below) is a party: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash other than pursuant to a dividend reinvestment or similar plan available to all shareholders; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period). However, shareholder approval for the foregoing transactions shall not be applicable to (i) any transaction, including, without limitation, any rights offering, made available on a pro rata basis to all shareholders of the Fund or class thereof unless the Trustees specifically make such transaction subject to this voting provision, (ii) any transaction if the Trustees shall by resolution have approved a memorandum of understanding with such Principal Shareholder with respect to and substantially consistent with such transaction or (iii) any such transaction with any corporation of which a majority of the outstanding shares of all classes of stock normally entitled to vote in elections of directors is owned of record or beneficially by the Fund and its subsidiaries. As described in the Declaration of Trust, a Principal Shareholder shall mean any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than 5% of the outstanding shares and shall include any affiliate or associate (as such terms are defined in the Declaration of Trust) of a Principal Shareholder. The above affirmative vote shall be in addition to the vote of the shareholders otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange.

      The provisions of the Declaration of Trust described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over market value by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its common shareholders.

      The Declaration of Trust requires that a shareholder make a demand on the Trustees prior to bringing a derivative action, unless the plaintiff makes a specific showing that irreparable injury to the Fund would otherwise result or if a majority of the Board of Trustees or a majority of any committee established to consider the merits of such action, has a material personal financial interest in the action at issue. A Trustee is not to be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a shareholder demand by virtue of the fact that such Trustee receives remuneration from his or her services on the Board of Trustees of the Fund or on the boards of one or more investment companies with the same or an affiliated investment adviser or underwriter or the amount of such remuneration. The Declaration of Trust also contains procedural requirements as to the bringing of a derivative action. Subsequent to the formation of the Fund, Massachusetts adopted a so-called universal demand requirement for derivative actions that courts have applied to investment companies organized as Massachusetts business trusts.

      The Declaration of Trust provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable to any person in connection with the Fund property or the affairs of the Fund or for any neglect or wrongdoing of any officer, employee or agent of the Fund or for the act or omission of any other Trustee. Nothing in the Declaration, however, protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with or on behalf of the Fund.

      Reference should be made to the Declaration of Trust on file with the Commission for the full text of these provisions.

             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

      The Fund is a closed-end investment company and as such its shareholders do not have the right to cause the Fund to redeem their shares. Instead, the Fund's common shares trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than NAV, the Trustees, in consultation with the Fund's Advisor and the corporate finance services and consulting agent that the Advisor has retained from time to time, may review possible actions to reduce any such discount. Actions may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce a market discount. After any consideration of potential actions to seek to reduce any significant market discount, the Trustees may, subject to their fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Trustees in light of the market discount of the common shares, trading volume of the common shares, information presented to the Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions, among other things. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its common shares. Before deciding whether to take any action if the Fund's common shares trade below NAV, the Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

      Further, the staff of the Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the NAV of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

      Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will increase the Fund's expenses and reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trustees would have to comply with the 1934 Act and the 1940 Act and the rules and regulations thereunder.

      Although the decision to take action in response to a discount from NAV will be made by the Trustees at the time they consider such issue, it is the Trustees' present policy, which may be changed by the Trustees, not to authorize repurchases of common shares or a tender offer for such shares if (i) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair the Fund's status as a registered closed-end investment company under the 1940 Act; (ii) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (iii) there is, in the Board of Trustees' judgment, any
(a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Trustees may in the future modify these conditions in light of experience with respect to the Fund.

      Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund's shares outstanding and entitled to vote; provided, however, that unless otherwise provided by law, if there are preferred shares outstanding, the affirmative vote of two-thirds of the preferred shares voting as a separate class shall be required; provided, however, that such votes shall be by the affirmative vote of the majority of the outstanding voting securities, as defined in the 1940 Act, if the action in question was previously approved by the affirmative vote of two-thirds of the Trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange. See the Prospectus under "Closed-End Fund Structure" for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, the Fund's common shares would no longer be listed on the New York Stock Exchange. Any Preferred Shares would need to be redeemed and any Borrowings may need to be repaid upon conversion to an open-end investment company. Additionally, the 1940 Act imposes limitations on open-end funds' investments in illiquid securities, which could restrict the Fund's ability to invest in certain securities discussed in the Prospectus to the extent discussed therein. Such limitations could adversely affect distributions to Fund common shareholders in the event of conversion to an open-end fund. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Trustees may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

      The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below NAV will result in the Fund's shares trading at a price equal to their NAV. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time may reduce any spread between market price and NAV that might otherwise exist.

      In addition, a purchase by the Fund of its common shares will decrease the Fund's Managed Assets which would likely have the effect of increasing the Fund's expense ratio.

                                NET ASSET VALUE

      The NAV of the common shares of the Fund is computed based upon the value of the Fund's portfolio securities and other assets. The NAV is determined daily as of the close of regular session trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange is open for trading. Domestic debt securities and foreign securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities. The Fund calculates NAV per common share by subtracting the Fund's liabilities (including accrued expenses, dividends payable and any borrowings of the Fund) and the liquidation value of any outstanding preferred shares from the Fund's Managed Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares outstanding.

      The assets in the Fund's portfolio are valued daily in accordance with Valuation Procedures adopted by the Board of Trustees. A majority of the Fund's assets will likely be valued using market information supplied by third parties. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, or if events occurring after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, would materially affect NAV, the Fund may use a fair value method in good faith to value the Fund's securities and investments. The use of fair value pricing by the Fund is governed by Valuation Procedures adopted by the Board of Trustees, and in accordance with the provisions of the 1940 Act.

      For purposes of determining the NAV of the Fund, readily marketable portfolio securities listed on any exchange other than the NASDAQ National Market are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ National Market are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

      U.S. Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ National Market, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more will be valued by the Fund using a pricing service. When price quotes are not available, fair market value is based on prices of comparable securities. Fixed income securities maturing within 60 days are valued by the Fund on an amortized cost basis. Non-U.S. securities, currencies and other assets denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by a pricing service. All assets denominated in non-U.S. currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation.

      Any derivative transaction that the Fund enters into may, depending on the applicable market environment, have a positive or negative value for purposes of calculating NAV. Forward foreign currency exchange contracts which are traded in the United States on regulated exchanges are valued by calculating the mean between the last bid and asked quotation supplied to a pricing service by certain independent dealers in such contracts. Any option transaction that the

Fund enters into may, depending on the applicable market environment, have no value or a positive value. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded.

      Senior Loans and Illiquid Securities. The Senior Loans in which the Fund may invest are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete.

      Accordingly, determinations of the market value of Senior Loans and other illiquid securities may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of infrastructure Senior Loans and other illiquid securities held by the Fund than for other types of assets held by the Fund. For further information, see "Risks--Management Risk--Senior Loans" and "Risks--Management Risk--Valuation Difficulties" in the Fund's Prospectus.

      Typically Senior Loans and other illiquid securities are valued using information provided by an independent third party pricing service. If the pricing service cannot or does not provide a valuation for a particular Senior Loan (which is the case for most, if not all, unlisted investments) or such valuation is deemed unreliable, the Fund may value such Senior Loan at a fair value as determined in good faith under procedures established by the Board of Trustees, and in accordance with the provisions of the 1940 Act.

      Foreign Listed Securities. Foreign exchange-listed securities will generally be valued using information provided by an independent third party pricing service. If the pricing service cannot or does not provide a valuation for a particular foreign listed security or such valuation is deemed unreliable, the Board of Trustees or its designee may value such security at a fair value as determined in good faith under procedures established by the Board of Trustees, and in accordance with the provisions of the 1940 Act.

      Fair Value. When applicable, fair value is determined by the Board of Trustees or a committee of the Board or a designee of the Board. In fair valuing the Fund's investments, consideration is given to several factors, which may include, among others, the following:

      o   the fundamental business data relating to the issuer;

      o an evaluation of the forces which influence the market in which the securities of the issuer are purchased and sold;

      o   the type, size and cost of the security;

      o   the financial statements of the issuer;

      o the credit quality and cash flow of issuer, based on the Advisor's or external analysis;

      o   the information as to any transactions in or offers for the security;

      o the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies;

      o   the coupon payments;

      o the quality, value and saleability of collateral, if any, securing the security;

      o the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;

      o the prospects for the issuer's industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry;

      o   the issuer's competitive position within the industry;

      o the issuer's ability to access additional liquidity through public and private markets; and

      o   other relevant factors.


                           FEDERAL INCOME TAX MATTERS

      The following discussion of federal income tax matters is based upon the advice of Chapman and Cutler LLP, counsel to the Fund.

GENERAL

      Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion also does not address the tax consequences to shareholders that are subject to special rules, including without limitation, banks or financial institutions, insurance companies, dealers in securities, non-U.S. shareholders, tax-exempt or tax-deferred plans, accounts or entities, shareholders that are subject to the alternative minimum tax or shareholders that hold their shares as or in a hedge against currency risk, constructive sale or a conversion transaction. Unless otherwise noted, this discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. In addition, this discussion does not address state, local or foreign tax consequences. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, locality, non-U.S. country, or other taxing jurisdiction.

      The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Code and to comply with applicable distribution requirements so that it will not pay federal income tax on income and capital gains distributed to its shareholders.

      Subject to certain exceptions for de minimis failures and reasonable cause, to qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things,
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year.

      As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. These distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

      If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

DISTRIBUTIONS

      Dividends paid out of the Fund's investment company taxable income generally are taxable to a shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. However, if the Fund holds equity securities, certain ordinary income distributions received from the Fund may be taxed at lower tax rates. In particular, a portion of the ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed below), provided certain holding period requirements are satisfied and provided the dividends are attributable to "qualified dividends" received by the Fund itself. Dividends received by the Fund from foreign corporations are qualified dividends eligible for this lower tax rate only in certain circumstances. The Fund generally does not expect to generate qualified dividends eligible for the lower tax rates.

      Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. For an individual shareholder, the maximum marginal federal tax rate for net capital gain is generally 20% (0% for certain taxpayers in the 10% or 15% brackets). Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

      Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.

DIVIDENDS RECEIVED DEDUCTION

      A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, if the Fund holds equity securities, certain ordinary income dividends on shares that are attributable to dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction, but this amount is not expected to be significant.

SALE OR EXCHANGE OF FUND SHARES

      Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

      Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to the shares.

MEDICARE TAX

      Under the "Health Care and Education Reconciliation Act of 2010," income from the Fund may also be subject to a new 3.8 percent "medicare tax" imposed for taxable years beginning after 2012. This tax will generally apply to the net investment income of individual investors if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

NATURE OF THE FUND'S INVESTMENTS

      Certain of the Fund's investment practices may be subject to special and complex federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower taxed long-term capital gain into higher taxed short-term capital or ordinary income, (3) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (4) cause the Fund to recognize income or gain without a corresponding receipt of cash, (5) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (6) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions, will make the appropriate tax elections and take appropriate actions in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company (including disposing of certain investments to generate cash or borrowing cash to satisfy its distribution requirements).

INVESTMENTS IN CERTAIN FOREIGN CORPORATIONS

      The Fund may invest a portion of its portfolio in Senior Loans of non-U.S. borrowers. Because of the nature of Senior Loans, there is an increased risk that a portion of the Senior Loans may be recharacterized as equity for U.S. federal income tax purposes. If the Fund holds an equity interest in any "passive foreign investment companies" ("PFICs"), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs will not be treated as qualified dividend income.

BACKUP WITHHOLDING

      The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The backup withholding percentage is 28%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

FOREIGN INVESTORS

      If you are a foreign investor (i.e., investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or fund), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund designates as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a foreign investor from the Fund that are properly designated by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. There can be no assurance as to what portion, if any, of the Fund's distributions will constitute interest related dividends or short-term capital gain dividends. Foreign investors should consult their tax advisors with respect to U.S. tax consequences of ownership of common shares.

      In addition, distributions after June 30, 2014 may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that either (A) have not entered into an agreement with the U.S. Treasury to collect and disclose certain information or (B) are not resident for tax purposes in a jurisdiction that has entered into an agreement with the IRS to collect and provide the information otherwise required and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity's U.S. owners. The gross proceeds from dispositions of units in the Fund may be subject to withholding after December 31, 2016, under similar requirements.

                PERFORMANCE RELATED AND COMPARATIVE INFORMATION

      The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds or indices. In reports or other communications to shareholders of the Fund or in advertising materials, the Fund may compare its performance with that of (i) other investment companies listed in the rankings prepared by Lipper, Inc. ("Lipper"), Morningstar Inc. or other independent services; publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications or (ii) the Standard & Poor's Index of 500 Stocks, the Dow Jones Industrial Average, NASDAQ Composite Index and other relevant indices and industry publications. The Fund may also compare the historical volatility of its portfolio to the volatility of such indices during the same time periods. (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole -- the beta -- or in absolute terms -- the standard deviation.) Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper Inc., that the Fund believes to be generally accurate.

      The Fund may, from time to time, show the standard deviation of either the Fund or the Fund's investment strategy and the standard deviation of the Fund's benchmark index. Standard deviation is a statistical measure of the historical volatility of a portfolio. Standard deviation is the measure of dispersion of historical returns around the mean rate of return.

      From time to time, the Fund may quote the Fund's total return, aggregate total return or yield in advertisements or in reports and other communications to shareholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other investment companies should give consideration to the quality and type of the respective investment companies' portfolio securities.

      The Fund's "average annual total return" is computed according to a formula prescribed by the Commission. The formula can be expressed as follows:

      Average Annual Total Return will be computed as follows:

              ERV = P(1+T)/n/

      Where P = a hypothetical initial payment of $1,000
            T = average annual total return
            n = number of years
          ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

      The Fund may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. The Fund's total return "after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of Fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gains distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

      Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

      Average Annual Total Return (After Taxes on Distributions) will be computed as follows:

              ATV/D/ = P(1+T)/n/

     Where: P = a hypothetical initial investment of $1,000
            T = average annual total return (after taxes on distributions) n = number of years
       ATV/D/ = ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

      Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) will be computed as follows:

              ATV/DR/ = P(1+T)/n/

     Where: P = a hypothetical initial investment of $1,000
            T = average annual total return (after taxes on distributions and redemption)
            n = number of years
      ATV/DR/ = ending value of a hypothetical $1,000 investment made at the beginning periods, at the end of the periods (or fractional portion thereof), after taxes on fund distributions and redemptions.

      Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

              Yield = 2 [( a-b/cd +1)/6/ - 1]

     Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
            d = the maximum offering price per share on the last day of the period

      Past performance is not indicative of future results. At the time shareholders sell their shares, they may be worth more or less than their original investment.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Financial Statements of the Fund as of May 31, 2013, incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as set forth in their report thereon incorporated by reference in this Statement of Additional Information, and are incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing services. Deloitte & Touche LLP provides auditing services to the Fund. The principal business address of Deloitte & Touche LLP is 111 South Wacker Drive, Chicago, Illinois 60606.

          CUSTODIAN, ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

      The Bank of New York Mellon ("BNY Mellon") serves as custodian for the Fund. As such, BNY Mellon has custody of all securities and cash of the Fund and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund. BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon Servicing"), 301 Bellevue Parkway, Wilmington,

Delaware 19809, is the transfer agent, registrar, dividend disbursing agent and shareholder servicing agent for the Fund and provides certain clerical, bookkeeping, shareholder servicing and administrative services necessary for the operation of the Fund and maintenance of shareholder accounts. BNY Mellon Servicing also provides certain accounting and administrative services to the Fund pursuant to an Administration and Accounting Services Agreement, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent registered public accounting firm and providing such accountant with certain Fund accounting information; and providing other continuous accounting and administrative services.

                             ADDITIONAL INFORMATION

      A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Commission. The Fund's Prospectus, any prospectus supplement and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus, any prospectus supplement and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

        FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC
                                ACCOUNTING FIRM

      The Fund's financial statements and financial highlights and the report of Deloitte & Touche LLP thereon, contained in the following documents filed by the Fund with the Commission, are hereby incorporated by reference into, and are made part of, this Statement of Additional Information: The Fund's Annual Report for the year ended May 31, 2013 contained in the Fund's Form N-CSR filed with the Commission on August 7, 2013. A copy of such Annual Report must accompany the delivery of this Statement of Additional Information.

                                   APPENDIX A

                             RATINGS OF INVESTMENTS

      STANDARD & POOR'S RATINGS GROUP -- A BRIEF DESCRIPTION OF CERTAIN STANDARD & POOR'S RATINGS GROUP, A DIVISION OF THE MCGRAW-HILL COMPANIES ("STANDARD & POOR'S" OR "S&P") RATING SYMBOLS AND THEIR MEANINGS (AS PUBLISHED BY S&P)
FOLLOWS:

      A Standard & Poor's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they become due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

      Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

      Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations:

      o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

      o   Nature of and provisions of the obligation; and

      o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

      An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

      An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

      An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

      An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C

      Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

      An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

      An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

      An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

      An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

      A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

      An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days, irrespective of any grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-)

      The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

      This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

SHORT-TERM ISSUE CREDIT RATINGS

A-1

      A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

      A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

      A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

      A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C

      A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

      A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due unless Standard & Poor's believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

SPUR (STANDARD & POOR'S UNDERLYING RATING)

      This is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor's maintains surveillance of an issue with a published SPUR.

MUNICIPAL SHORT-TERM NOTE RATINGS DEFINITIONS

      A Standard & Poor's U.S. municipal note rating reflects Standard & Poor's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor's analysis will review the following considerations:

      o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

      o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

      Note rating symbols are as follows:


SP-1

      Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

      Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

      Speculative capacity to pay principal and interest.

DUAL RATINGS

      Standard and Poor's may assign "dual" ratings to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second


                                      A-5
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component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').

ACTIVE QUALIFIERS (CURRENTLY APPLIED AND/OR OUTSTANDING)

i

      This suffix is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' suffix indicates that the rating addresses the interest portion of the obligation only. The 'i' suffix will always be used in conjunction with the 'p' suffix, which addresses the likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of 'AAAp NRi' indicating that the principal portion is rated 'AAA' and the interest portion of the obligation is not rated.

L

      Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p

      This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' suffix indicates that the rating addresses the principal portion of the obligation only. The 'p' suffix will always be used in conjunction with the 'i' suffix, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of 'AAAp NRi' indicating that the principal portion is rated 'AAA' and the interest portion of the obligation is not rated.

pi

      Ratings with a 'pi' suffix are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and therefore may be based on less comprehensive information than ratings without a 'pi' suffix. Ratings with a 'pi' suffix are reviewed annually based on a new year's financial statement, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

preliminary

      Preliminary ratings, with the 'prelim' suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described

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below. Assignment of a final rating is conditional on the receipt by Standard &
Poor's of appropriate documentation. Standard & Poor's reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

   o Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

   o Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies.

   o Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

   o Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor's opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities' obligations.

   o Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s) assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor's would likely withdraw these preliminary ratings.

   o A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

sf

      The (sf) suffix is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this suffix to a credit rating does not change the definition of that rating or our opinion about the issue's or issuer's creditworthiness.

t

      This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all of their contracts before their final maturity date.

unsolicited

      The 'u' identifier and 'unsolicited' designation are unsolicited credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.

INACTIVE QUALIFIERS (NO LONGER APPLIED OR OUTSTANDING)

*

      This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

      This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

pr

      The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

q

      A 'q' subscript indicates that the rating is based solely upon quantitative analysis of publicly available information. Discontinued use in April 2001.

r

      The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of the obligations (mainly structured finance transactions) in November 2002.

      MOODY'S INVESTORS SERVICE, INC. -- A BRIEF DESCRIPTION OF CERTAIN MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") RATING SYMBOLS AND THEIR MEANINGS (AS PUBLISHED BY MOODY'S) FOLLOWS:

LONG-TERM OBLIGATION RATINGS

      Moody's long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

AAA

      Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

      Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

      Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa

      Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba

      Obligations rated Ba are judged to be speculative elements and are subject to substantial credit risk.

B

      Obligations rated B are considered speculative and are subject to high credit risk.

Caa

      Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca

      Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

      Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

MEDIUM-TERM NOTE PROGRAM RATINGS

      Moody's assigns ratings to medium-term note (MTN) programs and to the individual debt securities issued from them (referred to as drawdowns or notes). These ratings may be expressed on Moody's general long-term or short-term rating sale, depending upon the intended tenor of the notes to be issued under the program.

      MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specific priority of claim (e.g., senior or subordinated). However, the rating assigned to a drawdown from a rated MTN program may differ from the program if the drawdown is exposed to additional credit risks besides the issuer's default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

      Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moody's.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

SHORT-TERM OBLIGATION RATINGS

      Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

      Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

      Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

      Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

      Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.


NP

      Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. MUNICIPAL SHORT-TERM OBLIGATION RATINGS

      There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

      This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

      This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

      This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

      This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

U.S. MUNICIPAL DEMAND OBLIGATION RATINGS

      In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG scale. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer's long-term rating drops below investment grade.

VMIG 1

      This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

      This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

      This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

      This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

      FITCH RATINGS -- A BRIEF DESCRIPTION OF CERTAIN FITCH RATINGS ("FITCH") RATINGS SYMBOLS AND THEIR MEANINGS (AS PUBLISHED BY FITCH) FOLLOWS:

INTERNATIONAL ISSUER AND CREDIT RATING SCALES

      The Primary Credit Rating Scales (those featuring the symbols 'AAA'-'D' and 'F1'-'D') are used for debt and financial strength ratings.

LONG-TERM RATING SCALES--ISSUER CREDIT RATING SCALES

      Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity's relative vulnerability to default on financial obligations. The "threshold" default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

      In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA

      Highest credit quality. 'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

      Very high credit quality. 'AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

      High credit quality. 'A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

      Good credit quality. 'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB

      Speculative. 'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B

      Highly speculative. 'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

      Substantial credit risk. Default is a real possibility.

CC

      Very high levels of credit risk. Default of some kind appears probable.

C

      Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a 'C' category rating of an issuer include:

              a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

              b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

              c. Fitch Ratings otherwise believes a condition of 'RD' or 'D' to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD

      Restricted default. 'RD' ratings indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

              a. the selective payment default on a specific class or currency of debt;

              b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

              c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

              d. execution of a coercive debt exchange on one or more material financial obligations.

D

      Default. 'D' ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

      Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

      "Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

      In all cases, the assignment of a default rating reflects Fitch Rating's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within the major rating categories. Such suffixes are not added to the 'AAA' Long-Term IDR category, or to Long-Term IDR categories below 'B'.

      Limitations of the Issuer Credit Rating Scale:

      Specific limitations relevant to the issuer credit rating scale include:

         o The ratings do not predict a specific percentage of default likelihood over any given time period.

         o The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

         o The ratings do not opine on the liquidity of the issuer's securities or stock.

         o The ratings do not opine on the possible loss severity on an obligation should an issuer default.

         o The ratings do not opine on the suitability of an issuer as counterparty to trade credit.

         o The ratings do not opine on any quality related to an issuer's business, operational or financial profile other than the agency's opinion on its relative vulnerability to default.

      Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader's convenience.

SHORT-TERM RATINGS -- SHORT-TERM RATINGS ASSIGNED TO ISSUERS OR OBLIGATIONS IN
      CORPORATE, PUBLIC AND STRUCTURED FINANCE

      A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1

      Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

      Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3

      Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

      Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C

      High short-term default risk. Default is a real possibility.

RD

      Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D

      Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

      Limitations of the Short-Term Ratings Scale:

      Specific limitations relevant to the Short-Term Ratings scale include:

         o The ratings do not predict a specific percentage of default likelihood over any given time period.

         o The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

         o The ratings do not opine on the liquidity of the issuer's securities or stock.

         o The ratings do not opine on the possible loss severity on an obligation should an obligation default.

         o The ratings do not opine on any quality related to an issuer or transaction's profile other than the agency's opinion on the relative vulnerability to default of the rated issuer or obligation.

      Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader's convenience.

ADDITIONAL INFORMATION

      'Not Rated' or 'NR': A designation of 'Not Rated' or 'NR' is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

      'Withdrawn': The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol 'WD'.

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